SUBJECT TO COMPLETION
PRELIMINARY PROSPECTUS MARCH 8, 2006

JPMorgan SmartRetirement Funds

Institutional Class Shares

The Securities and Exchange Commission has not approved or disapproved the shares of any of the Funds as an investment or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

JPMorgan
Asset Management

Table of

More About the Funds
Principal Investment Strategies	31
Temporary Defensive Positions	35
Portfolio Turnover	35

How to Do Business with the Funds
Purchasing Fund Shares	36
Exchanging Fund Shares	41
Redeeming Fund Shares	42
Shareholder Servicing Fees	44
Networking and Sub-Transfer Agency Fees	44

Shareholder Information
Dividend Policies	45
Tax Treatment of Shareholders	45
Shareholder Statements and Reports	47
Availability of Proxy Voting Record	47
Portfolio Holdings Disclosure	47

Management of the Funds
The Adviser, Administrator and Distributor	48
Advisory Fees	48
Additional Compensation to Financial Intermediaries	48
The Fund Managers	49

Legal Proceedings Relating to Banc One Investment Advisors Corporation and Certain of its Affiliates	50
Appendix A: Underlying Funds	53

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

JPMorgan SmartRetirement Income Fund

What is the goal of the Fund?	The Fund seeks current income and some capital appreciation.

What are the Fund’s main investment strategies?

The JPMorgan SmartRetirement Income Fund is a “fund of funds” that invests its assets in a combination of equity, fixed income and short-term mutual funds in the same group of investment companies (i.e., JPMorgan Funds). The Fund’s adviser, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Adviser”) uses an asset allocation strategy designed for investors who are retired or expect to retire soon. The Fund’s target allocation is expected to be approximately as follows:

1.	For purposes of the chart, U.S. Equity Funds include small cap funds, mid cap funds, large cap funds, and REIT funds. Cash and Cash Equivalents include money market funds as well as cash and cash equivalents.

The Adviser may adjust the Fund’s target allocation from time to time if the Adviser believes another allocation will provide a tactical or other advantage to the Fund. For more information about the Fund’s investment strategies, please read “More About the Funds” and “Principal Investment Strategies.”

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund will change every day in response to market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read “Investment Risks.”

FUND SUMMARY

JPMorgan SmartRetirement Income Fund

MAIN RISKS	Investments in Mutual Funds. The Fund’s investments are concentrated in underlying JPMorgan Funds, so the Fund’s investment performance is directly related to the performance of the underlying funds. The Fund’s net asset value will change with changes in the equity and bond markets and the value of the mutual funds in which it invests. As a fund of funds, under current law, the Fund generally must allocate its investments among the underlying funds. As a result, the Fund does not have the same flexibility to invest directly in equity or debt securities as a mutual fund without such constraints. In addition, the Fund indirectly pays a portion of the expenses incurred by the underlying funds. As the underlying funds or the Fund’s allocations among the underlying funds change from time to time, or to the extent that the expense ratio of the underlying funds changes, the weighted average operating expenses borne by the Fund may increase or decrease. Because the Adviser or its affiliates provide services to and receive fees from the underlying funds, investments in the Fund benefit the Adviser and its affiliates.

Fixed Income Funds. The underlying bond funds invest primarily in fixed income securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of a fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. The value of your investment in the Fund will change as the value of investments of the underlying JPMorgan Funds increases and decreases.

High Yield Securities. Some of the underlying funds invest in debt securities that are considered to be speculative (commonly known as junk bonds). These securities are issued by companies that are highly leveraged, less creditworthy or financial distressed. While these investments generally provide a higher yield than higher rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses.

Equity Funds. The underlying equity funds invest primarily in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition. Equity securities also are subject to “stock market risks,” meaning that stock prices in general may decline over short or extended periods of time. When the value of the stocks held by an underlying JPMorgan equity fund goes down, the value of your investment in the Fund will be affected. Some of the underlying funds invest in securities of real estate companies and real estate investment trusts (REITs). These types of securities are subject to the investment risks facing direct investments in real estate as well as risks that are unique to REITs. REITs may have limited resources, may trade less frequently and in limited volume and may be more volatile than other securities.

Foreign and Emerging Market Risks. Some of the underlying funds invest in foreign securities including equity and debt securities in emerging markets. Funds investing in foreign securities are subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, delayed settlement, and less stringent investor protection and disclosure standards of some foreign markets. These risks can make foreign investments more volatile and potentially less liquid than U.S. investments. The risks associated with foreign securities are magnified in countries in “emerging markets.” These countries may have relatively unstable governments and less-established market economies than developed countries. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries.

Not FDIC Insured. An investment in the Fund is not a deposit of JPMorgan Chase & Co. or any of its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund’s Performance

The Fund anticipates that it will commence operations on or after the date of this prospectus, and therefore has no reportable performance history. Once the Fund has performed for at least one calendar year, a bar chart and a performance table will be included in the prospectus to show the performance of the Fund. Although past performance of a Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.

FUND SUMMARY

JPMorgan SmartRetirement Income Fund

Estimated Fees and Expenses for Institutional Class Shares

The estimated expenses of the Institutional Class Shares before and after reimbursement are shown below. Total Annual Operating Expenses are estimated for the fiscal year ending June 30, 2007. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL FUND OPERATING EXPENSES[1]
(expenses that are deducted from Fund assets)	INSTITUTIONAL CLASS
Investment Advisory Fees	NONE
Shareholder Service Fees[2]	0.10%
Other Expenses	0.09%
Total Annual Fund Operating Expenses	0.19%
Fee Waiver and/or Expense Reimbursement[2,3]	(0.17)%
Net Expenses	0.02%
Estimated Indirect Expenses of Underlying Funds[4]	0.58%
Total Annual Fund and Underlying Funds Net Operating Expenses	0.60%
[1]	If you buy or sell shares through a Financial Intermediary, you may be charged separate transaction fees by the Financial Intermediary. In addition, an annual $10 sub-minimum account fee may be applicable.
[2]	The shares of some of the underlying funds in which the Fund invests impose a separate shareholder service fee. To avoid charging a shareholder service fee at an effective rate above 0.10%, the shareholder servicing agent will waive shareholder service fees with respect to the Fund in an amount equal to the weighted average pro rata amount of shareholder service fees charged by the underlying funds. This amount is shown as a waiver under “Fee Waiver and/or Expense Reimbursement” for Institutional Class Shares.
[3]	JPMIM, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to limit Total Annual Fund Operating Expenses (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) to 0.02% of the average daily net assets of the Institutional Class Shares for the period beginning May 5, 2006 through October 31, 2007.
[4]	“Estimated Indirect Expenses of Underlying Funds” are based upon (i) the target allocation of the Fund’s assets among the underlying funds and (ii) the Net Expenses (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) of the shares of the underlying funds during the underlying funds’ most recently completed fiscal year as adjusted to reflect changes in Net Expenses effective February 19, 2005 as a result of new service providers and/or new fee arrangements and estimated expenses of R Class Shares. The Fund invests in R Class Shares in the underlying funds to the extent that they are available. To the extent that an underlying fund does not offer R Class Shares, the Fund will invest in Institutional Class Shares, if available. Otherwise the Fund will invest in Institutional Class Shares of the underlying money market funds and Select Class Shares of the remaining underlying funds. “Estimated Indirect Expenses of Underlying Funds” will vary with changes in the expenses of the underlying funds, as well as allocation of the Fund’s assets, and may be higher or lower than those shown above.

FUND SUMMARY

JPMorgan SmartRetirement Income Fund

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund’s and the underlying funds’ operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends. The expenses illustrated in the Examples are based on the estimated Total Annual Fund and Underlying Funds Net Operating Expenses through October 31, 2007 and such expenses without fee waivers/expense reimbursements thereafter. If the Examples illustrated just the Net Expenses of the Fund, the expenses shown would be lower.

INSTITUTIONAL CLASS
1 Year	$61
3 Years	220

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

JPMorgan SmartRetirement 2010 Fund

What is the goal of the Fund?	The Fund seeks total return with a shift to current income and some capital appreciation over time as the Fund approaches and passes the target retirement date.

What are the Fund’s main investment strategies?

The JPMorgan SmartRetirement 2010 Fund is a “fund of funds” that invests its assets in a combination of equity, fixed income and short-term mutual funds in the same group of investment companies (i.e., JPMorgan Funds). The Fund’s adviser, JPMIM, uses an asset allocation strategy designed for investors expecting to retire around the year 2010 (the “target retirement date”). Generally, the Adviser will change the Fund’s asset allocation on an annual basis with the asset allocation becoming more conservative as the Fund nears the target retirement date. During the Fund’s first year of operations, the Adviser anticipates allocating assets in the underlying JPMorgan Funds as follows:

1.	For purposes of the chart, U.S. Equity Funds include small cap funds, mid cap funds, and large cap funds.

Within 1 to 5 years of the target retirement date, the Fund anticipates reaching a target allocation that approximates the allocation in the JPMorgan SmartRetirement Income Fund. The Adviser may adjust the Fund’s annual or target allocation from time to time if the Adviser believes another allocation will provide a tactical or other advantage to the Fund. When the target asset allocation of the Fund is substantially the same as the JPMorgan SmartRetirement Income Fund, the Fund may be combined with the JPMorgan SmartRetirement Income Fund at which point the Fund’s shareholders would become shareholders of the JPMorgan SmartRetirement Income Fund. For more information about the Fund’s investment strategies, please read “More About the Funds” and “Principal Investment Strategies.”

FUND SUMMARY

JPMorgan SmartRetirement 2010 Fund

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund will change every day in response to market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read “Investment Risks.”

MAIN RISKS	Investments in Mutual Funds. The Fund’s investments are concentrated in underlying JPMorgan Funds, so the Fund’s investment performance is directly related to the performance of the underlying funds. The Fund’s net asset value will change with changes in the equity and bond markets and the value of the mutual funds in which it invests. As a fund of funds, under current law, the Fund generally must allocate its investments among the underlying funds. As a result, the Fund does not have the same flexibility to invest directly in equity or debt securities as a mutual fund without such constraints. In addition, the Fund indirectly pays a portion of the expenses incurred by the underlying funds. As the underlying funds or the Fund’s allocations among the underlying funds change from time to time, or to the extent that the expense ratio of the underlying funds changes, the weighted average operating expenses borne by the Fund may increase or decrease. Because the Adviser or its affiliates provide services to and receive fees from the underlying funds, investments in the Fund benefit the Adviser and its affiliates.

Fixed Income Funds. The underlying bond funds invest primarily in fixed income securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of a fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. The value of your investment in the Fund will change as the value of investments of the underlying JPMorgan Funds increases and decreases.

High Yield Securities. Some of the underlying funds invest in debt securities that are considered to be speculative (commonly known as junk bonds). These securities are issued by companies that are highly leveraged, less creditworthy or financial distressed. While these investments generally provide a higher yield than higher rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses.

Foreign and Emerging Market Risks. Some of the underlying funds invest in foreign securities including equity and debt securities in emerging markets. Funds investing in foreign securities are subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, delayed settlement, and less stringent investor protection and disclosure standards of some foreign markets. These risks can make foreign investments more volatile and potentially less liquid than U.S. investments. The risks associated with foreign securities are magnified in countries in “emerging markets.” These countries may have relatively unstable governments and less-established market economies than developed countries. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries.

FUND SUMMARY

JPMorgan SmartRetirement 2010 Fund

Equity Funds. The underlying equity funds invest primarily in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition. Equity securities also are subject to “stock market risks,” meaning that stock prices in general may decline over short or extended periods of time. When the value of the stocks held by an underlying JPMorgan equity fund goes down, the value of your investment in the Fund will be affected. Some of the underlying funds invest in securities of smaller companies. Investments in smaller, newer companies may be riskier than investments in larger, more established companies.

Securities of Real Estate Companies and REITS. Investments by certain of the underlying funds will be highly concentrated in the securities of companies in the real estate sector. Although these underlying funds do not invest in real estate directly, they are subject to investment risks that are similar to those associated with direct ownership of real estate. As a result, the performance of these underlying funds is closely tied to, and affected by regulatory, business and economic developments that impact the value of real estate. The underlying funds’ investments and your investment may decline in response to declines in property values or other adverse changes to the real estate market. In addition to the risks facing real estate securities, some of the underlying funds invest in real estate investment trusts (REITS). REITS may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

Not FDIC Insured. An investment in the Fund is not a deposit of JPMorgan Chase & Co. or any of its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund’s Performance

The Fund anticipates that it will commence operations on or after the date of this prospectus, and therefore has no reportable performance history. Once the Fund has performed for at least one calendar year, a bar chart and a performance table will be included in the prospectus to show the performance of the Fund. Although past performance of a Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.

FUND SUMMARY

JPMorgan SmartRetirement 2010 Fund

Estimated Fees and Expenses for Institutional Class Shares

The estimated expenses of the Institutional Class Shares before and after reimbursement are shown below. Total Annual Operating Expenses are estimated for the fiscal year ending June 30, 2007. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL FUND OPERATING EXPENSES[1]
(expenses that are deducted from Fund assets)	INSTITUTIONAL CLASS
Investment Advisory Fees	NONE
Shareholder Service Fees[2]	0.10%
Other Expenses	0.06%
Total Annual Fund Operating Expenses	0.16%
Fee Waiver and/or Expense Reimbursement[2,3]	(0.13)%
Net Expenses	0.03%
Estimated Indirect Expenses of Underlying Funds[4]	0.67%
Total Annual Fund and Underlying Funds Net Operating Expenses	0.70%
[1]	If you buy or sell shares through a Financial Intermediary, you may be charged separate transaction fees by the Financial Intermediary. In addition, an annual $10 sub-minimum account fee may be applicable.
[2]	The shares of some of the underlying funds in which the Fund invests impose a separate shareholder service fee. To avoid charging a shareholder service fee at an effective rate above 0.10%, the shareholder servicing agent will waive shareholder service fees with respect to the Fund in an amount equal to the weighted average pro rata amount of shareholder service fees charged by the underlying funds. This amount is shown as a waiver under “Fee Waiver and/or Expense Reimbursement” for Institutional Class Shares .
[3]	JPMIM, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to limit Total Annual Fund Operating Expenses (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) to 0.03% of the average daily net assets of the Institutional Class Shares for the period beginning May 5, 2006 through October 31, 2007.
[4]	“Estimated Indirect Expenses of Underlying Funds” are based upon (i) the target allocation of the Fund’s assets among the underlying funds and (ii) the Net Expenses (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) of the shares of the underlying funds during the underlying funds’ most recently completed fiscal year as adjusted to reflect changes in Net Expenses effective February 19, 2005 as a result of new service providers and/or new fee arrangements and estimated expenses of R Class Shares. The Fund invests in R Class Shares in the underlying funds to the extent that they are available. To the extent that an underlying fund does not offer R Class Shares, the Fund will invest in Institutional Class Shares, if available. Otherwise the Fund will invest in Institutional Class Shares of the underlying money market funds and Select Class Shares of the remaining underlying funds. “Estimated Indirect Expenses of Underlying Funds” will vary with changes in the expenses of the underlying funds, as well as allocation of the Fund’s assets, and may be higher or lower than those shown above.

FUND SUMMARY

JPMorgan SmartRetirement 2010 Fund

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund’s and the underlying funds’ operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends. The expenses illustrated in the Examples are based on the estimated Total Annual Fund and Underlying Funds Net Operating Expenses through October 31, 2007 and such expenses without fee waivers/expense reimbursements thereafter. If the Examples illustrated just the Net Expenses of the Fund, the expenses shown would be lower.

INSTITUTIONAL CLASS
1 Year	$72
3 Years	245

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

JPMorgan SmartRetirement 2015 Fund

What is the goal of the Fund?	The Fund seeks total return with a shift to current income and some capital appreciation over time as the Fund approaches and passes the target retirement date.

What are the Fund’s main investment strategies?

The JPMorgan SmartRetirement 2015 Fund is a “fund of funds” that invests its assets in a combination of equity, fixed income and short-term mutual funds in the same group of investment companies (i.e., JPMorgan Funds). The Fund’s adviser, JPMIM, uses an asset allocation strategy designed for investors expecting to retire around the year 2015 (the “target retirement date”). Generally, the Adviser will change the Fund’s asset allocation on an annual basis with the asset allocation becoming more conservative as the Fund nears the target retirement date. During the Fund’s first year of operations, the Adviser anticipates allocating assets in the underlying JPMorgan Funds as follows:

1.	For purposes of the chart, U.S. Equity Funds include small cap funds, mid cap funds, and large cap funds.

Within 1 to 5 years of the target retirement date, the Fund anticipates reaching a target allocation that approximates the allocation in the JPMorgan SmartRetirement Income Fund. The Adviser may adjust the Fund’s annual or target allocation from time to time if the Adviser believes another allocation will provide a tactical or other advantage to the Fund. When the target asset allocation of the Fund is substantially the same as the JPMorgan SmartRetirement Income Fund, the Fund may be combined with the JPMorgan SmartRetirement Income Fund at which point the Fund’s shareholders would become shareholders of the JPMorgan SmartRetirement Income Fund. For more information about the Fund’s investment strategies, please read “More About the Funds” and “Principal Investment Strategies.”

FUND SUMMARY

JPMorgan SmartRetirement 2015 Fund

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund will change every day in response to market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read “Investment Risks.”

MAIN RISKS	Investments in Mutual Funds. The Fund’s investments are concentrated in underlying JPMorgan Funds, so the Fund’s investment performance is directly related to the performance of the underlying funds. The Fund’s net asset value will change with changes in the equity and bond markets and the value of the mutual funds in which it invests. As a fund of funds, under current law, the Fund must generally allocate its investments among the underlying funds. As a result, the Fund does not have the same flexibility to invest directly in equity or debt securities as a mutual fund without such constraints. In addition, the Fund indirectly pays a portion of the expenses incurred by the underlying funds. As the underlying funds or the Fund’s allocations among the underlying funds change from time to time, or to the extent that the expense ratio of the underlying funds changes, the weighted average operating expenses borne by the Fund may increase or decrease. Because the Adviser or its affiliates provide services to and receive fees from the underlying funds, investments in the Fund benefit the Adviser and its affiliates.

Equity Funds. The underlying funds invest primarily in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition. Equity securities also are subject to “stock market risks,” meaning that stock prices in general may decline over short or extended periods of time. When the value of the stocks held by an underlying JPMorgan equity fund goes down, the value of your investment in the Fund will be affected. Some of the underlying funds invest in securities of smaller companies. Investments in smaller, newer companies may be riskier than investments in larger, more established companies.

Fixed Income Funds. The underlying bond funds invest primarily in fixed income securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of a fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. The value of your investment in Fund will change as the value of investments of the underlying JPMorgan Funds increases and decreases. Some of the underlying funds invest in securities that are considered to be speculative (also known as high yield securities or junk bonds). The high degree of risk involved in these investments can result in substantial or total losses.

Foreign and Emerging Market Risks. Some of the underlying funds invest in foreign securities including equity and debt securities in emerging markets. Funds investing in foreign securities are subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, delayed settlement, and less stringent investor protection and disclosure standards of some foreign markets. These risks can make foreign investments more volatile and potentially less liquid than U.S. investments. The risks associated with foreign securities are magnified in countries in “emerging markets.” These countries may have relatively unstable governments and less-established market economies than developed countries. Emerging markets may face greater social, economic, regulatory

FUND SUMMARY

JPMorgan SmartRetirement 2015 Fund

and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries.

Securities of Real Estate Companies and REITS. Investments by certain of the underlying funds will be highly concentrated in the securities of companies in the real estate sector. Although these underlying funds do not invest in real estate directly, they are subject to investment risks that are similar to those associated with direct ownership of real estate. As a result, the performance of these underlying funds is closely tied to, and affected by regulatory, business and economic developments that impact the value of real estate. The underlying funds’ investments and your investment may decline in response to declines in property values or other adverse changes to the real estate market. In addition to the risks facing real estate securities, some of the underlying funds invest in real estate investment trusts (REITS). REITS may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

Not FDIC Insured. An investment in the Fund is not a deposit of JPMorgan Chase & Co. or any of its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund’s Performance

The Fund anticipates that it will commence operations on or after the date of this prospectus, and therefore has no reportable performance history. Once the Fund has performed for at least one calendar year, a bar chart and a performance table will be included in the prospectus to show the performance of the Fund. Although past performance of a Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.

FUND SUMMARY

JPMorgan SmartRetirement 2015 Fund

Estimated Fees and Expenses for Institutional Class Shares

The estimated expenses of the Institutional Class Shares before and after reimbursement are shown below. Total Annual Operating Expenses are estimated for the fiscal year ending June 30, 2007. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL FUND OPERATING EXPENSES[1]
(expenses that are deducted from Fund assets)	INSTITUTIONAL CLASS
Investment Advisory Fees	NONE
Shareholder Service Fees[2]	0.10%
Other Expenses	0.05%
Total Annual Fund Operating Expenses	0.15%
Fee Waiver and/or Expense Reimbursement[2,3]	(0.12)%
Net Expenses	0.03%
Estimated Indirect Expenses of Underlying Funds[4]	0.72%
Total Annual Fund and Underlying Funds Net Operating Expenses	0.75%
[1]	If you buy or sell shares through a Financial Intermediary, you may be charged separate transaction fees by the Financial Intermediary. In addition, an annual $10 sub-minimum account fee may be applicable.
[2]	The shares of some of the underlying funds in which the Fund invests impose a separate shareholder service fee. To avoid charging a shareholder service fee at an effective rate above 0.10%, the shareholder servicing agent will waive shareholder service fees with respect to the Fund in an amount equal to the weighted average pro rata amount of shareholder service fees charged by the underlying funds. This amount is shown as a waiver under “Fee Waiver and/or Expense Reimbursement” for Institutional Class Shares.
[3]	JPMIM, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to limit Total Annual Fund Operating Expenses (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) to 0.03% of the average daily net assets of the Institutional Class Shares for the period beginning May 5, 2006 through October 31, 2007.
[4]	“Estimated Indirect Expenses of Underlying Funds” are based upon (i) the target allocation of the Fund’s assets among the underlying funds and (ii) the Net Expenses (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) of the shares of the underlying funds during the underlying funds’ most recently completed fiscal year as adjusted to reflect changes in Net Expenses effective February 19, 2005 as a result of new service providers and/or new fee arrangements and estimated expenses of R Class Shares. The Fund invests in R Class Shares in the underlying funds to the extent that they are available. To the extent that an underlying fund does not offer R Class Shares, the Fund will invest in Institutional Class Shares, if available. Otherwise the Fund will invest in Institutional Class Shares of the underlying money market funds and Select Class Shares of the remaining underlying funds. “Estimated Indirect Expenses of Underlying Funds” will vary with changes in the expenses of the underlying funds, as well as allocation of the Fund’s assets, and may be higher or lower than those shown above.

FUND SUMMARY

JPMorgan SmartRetirement 2015 Fund

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund’s and the underlying funds’ operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends. The expenses illustrated in the Examples are based on the estimated Total Annual Fund and Underlying Funds Net Operating Expenses through October 31, 2007 and such expenses without fee waivers/expense reimbursements thereafter. If the Examples illustrated just the Net Expenses of the Fund, the expenses shown would be lower.

INSTITUTIONAL CLASS
1 Year	$77
3 Years	259

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

JPMorgan SmartRetirement 2020 Fund

What is the goal of the Fund?	The Fund seeks high total return with a shift to current income and some capital appreciation over time as the Fund approaches and passes the target retirement date.

What are the Fund’s main investment strategies?

The JPMorgan SmartRetirement 2020 Fund is a “fund of funds” that invests its assets in a combination of equity, fixed income and short-term mutual funds in the same group of investment companies (i.e., JPMorgan Funds). The Fund’s adviser, JPMIM, uses an asset allocation strategy designed for investors expecting to retire around the year 2020 (the “target retirement date”). Generally, the Adviser will change the Fund’s asset allocation on an annual basis with the asset allocation becoming more conservative as the Fund nears the target retirement date. During the Fund’s first year of operations, the Adviser anticipates allocating assets in the underlying JPMorgan Funds as follows:

1.	For purposes of the chart, U.S. Equity Funds include small cap funds, mid cap funds, and large cap funds.

Within 1 to 5 years of the target retirement date, the Fund anticipates reaching a target allocation that approximates the allocation in the JPMorgan SmartRetirement Income Fund. The Adviser may adjust the Fund’s annual or target allocation from time to time if the Adviser believes another allocation will provide a tactical or other advantage to the Fund. When the target asset allocation of the Fund is substantially the same as the JPMorgan SmartRetirement Income Fund, the Fund may be combined with the JPMorgan SmartRetirement Income Fund at which point the Fund’s shareholders would become shareholders of the JPMorgan SmartRetirement Income Fund. For more information about the Fund’s investment strategies, please read “More About the Funds” and “Principal Investment Strategies.”

FUND SUMMARY

JPMorgan SmartRetirement 2020 Fund

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund will change every day in response to market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read “Investment Risks.”

MAIN RISKS	Investments in Mutual Funds. The Fund’s investments are concentrated in underlying JPMorgan Funds, so the Fund’s investment performance is directly related to the performance of the underlying funds. The Fund’s net asset value will change with changes in the equity and bond markets and the value of the mutual funds in which it invests. As a fund of funds, under current law, the Fund must generally allocate its investments among the underlying funds. As a result, the Fund does not have the same flexibility to invest directly in equity or debt securities as a mutual fund without such constraints. In addition, the Fund indirectly pays a portion of the expenses incurred by the underlying funds. As the underlying funds or the Fund’s allocations among the underlying funds change from time to time, or to the extent that the expense ratio of the underlying funds changes, the weighted average operating expenses borne by the Fund may increase or decrease. Because the Adviser or its affiliates provide services to and receive fees from the underlying funds, investments in the Fund benefit the Adviser and its affiliates.

Equity Funds. The underlying equity funds invest primarily in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition. Equity securities also are subject to “stock market risk,” meaning that stock prices in general may decline over short or extended periods of time. When the value of the stocks held by an underlying JPMorgan equity fund goes down, the value of your investment in the Fund will be affected.

Foreign and Emerging Market Risks. Some of the underlying funds invest in foreign securities including equity and debt securities in emerging markets. Funds investing in foreign securities are subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, delayed settlement, and less stringent investor protection and disclosure standards of some foreign markets. These risks can make foreign investments more volatile and potentially less liquid than U.S. investments. The risks associated with foreign securities are magnified in countries in “emerging markets.” These countries may have relatively unstable governments and less-established market economies than developed countries. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries.

Fixed Income Funds. The underlying bond funds invest primarily in fixed income securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of a fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. The value of your investment in the Fund will change as the value of investments of the underlying JPMorgan Funds increases and decreases. Some of the underlying funds invest in securities that are considered to be speculative (also known as high yield

FUND SUMMARY

JPMorgan SmartRetirement 2020 Fund

securities or junk bonds). The high degree of risk involved in these investments can result in substantial or total losses.

Securities of Real Estate Companies and REITS. Investments by certain of the underlying funds will be highly concentrated in the securities of companies in the real estate sector. Although these underlying funds do not invest in real estate directly, they are subject to investment risks that are similar to those associated with direct ownership of real estate. As a result, the performance of these underlying funds is closely tied to, and affected by regulatory, business and economic developments that impact the value of real estate. The underlying funds’ investments and your investment may decline in response to declines in property values or other adverse changes to the real estate market. In addition to the risks facing real estate securities, some of the underlying funds invest in real estate investment trusts (REITS). REITS may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

Smaller Companies. Investments in smaller, newer companies may be riskier than investments in larger, more established companies. Securities of smaller companies tend to be less liquid than securities of larger companies. In addition, small companies may be more vulnerable to economic, market and industry changes. Because economic events have a greater impact on smaller companies, there may be greater and more frequent changes in their stock price. This may cause unexpected and frequent decreases in the value of the underlying Fund’s investments. Finally, emerging companies in certain sectors may not be profitable and may not anticipate earning profits in the foreseeable future.

Not FDIC Insured. An investment in the Fund is not a deposit of JPMorgan Chase & Co. or any of its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund’s Performance

The Fund anticipates that it will commence operations on or after the date of this prospectus, and therefore has no reportable performance history. Once the Fund has performed for at least one calendar year, a bar chart and a performance table will be included in the prospectus to show the performance of the Fund. Although past performance of a Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.

FUND SUMMARY

JPMorgan SmartRetirement 2020 Fund

Estimated Fees and Expenses for Institutional Class Shares

The estimated expenses of the Institutional Class Shares before and after reimbursement are shown below. Total Annual Operating Expenses are estimated for the fiscal year ending June 30, 2007. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL FUND OPERATING EXPENSES[1]
(expenses that are deducted from Fund assets)	INSTITUTIONAL CLASS
Investment Advisory Fees	NONE
Shareholder Service Fees[2]	0.10%
Other Expenses	0.05%
Total Annual Fund Operating Expenses	0.15%
Fee Waiver and/or Expense Reimbursement[2,3]	(0.12)%
Net Expenses	0.03%
Estimated Indirect Expenses of Underlying Funds[4]	0.77%
Total Annual Fund and Underlying Funds Net Operating Expenses	0.80%
[1]	If you buy or sell shares through a Financial Intermediary, you may be charged separate transaction fees by the Financial Intermediary. In addition, an annual $10 sub-minimum account fee may be applicable.
[2]	The shares of some of the underlying funds in which the Fund invests impose a separate shareholder service fee. To avoid charging a shareholder service fee at an effective rate above 0.10%, the shareholder servicing agent will waive shareholder service fees with respect to the Fund in an amount equal to the weighted average pro rata amount of shareholder service fees charged by the underlying funds. This amount is shown as a waiver under “Fee Waiver and/or Expense Reimbursement” for Institutional Class Shares.
[3]	JPMIM, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to limit Total Annual Fund Operating Expenses (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) to 0.03% of the average daily net assets of the Institutional Class Shares for the period beginning May 6, 2006 through October 31, 2007.
[4]	“Estimated Indirect Expenses of Underlying Funds” are based upon (i) the target allocation of the Fund’s assets among the underlying funds and (ii) the Net Expenses (excluding interest, taxes and extraordinary expenses related to the Board of Trustees’ deferred compensation plan) of the shares of the underlying funds during the underlying funds’ most recently completed fiscal year as adjusted to reflect changes in Net Expenses effective February 19, 2005 as a result of new service providers and/or new fee arrangements and estimated expenses of R Class Shares. The Fund invests in R Class Shares in the underlying funds to the extent that they are available. To the extent that an underlying fund does not offer R Class Shares, the Fund will invest in Institutional Class Shares, if available. Otherwise the Fund will invest in Institutional Class Shares of the underlying money market funds and Select Class Shares of the remaining underlying funds. “Estimated Indirect Expenses of Underlying Funds” will vary with changes in the expenses of the underlying funds, as well as allocation of the Fund’s assets, and may be higher or lower than those shown above.

FUND SUMMARY

JPMorgan SmartRetirement 2020 Fund

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund’s and the underlying funds’ operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends. The expenses illustrated in the Examples are based on the estimated Total Annual Fund and Underlying Funds Net Operating Expenses through October 31, 2007 and such expenses without fee waivers/expense reimbursements thereafter. If the Examples illustrated just the Net Expenses of the Fund, the expenses shown would be lower.

INSTITUTIONAL CLASS
1 Year	$82
3 Years	275

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

JPMorgan SmartRetirement 2030 Fund

What is the goal of the Fund?	The Fund seeks high total return with a shift to current income and some capital appreciation over time as the Fund approaches and passes the target retirement date.

What are the Fund’s main investment strategies?

The JPMorgan SmartRetirement 2030 Fund is a “fund of funds” that invests its assets in a combination of equity, fixed income and short-term mutual funds in the same group of investment companies (i.e., JPMorgan Funds). The Fund’s adviser, JPMIM, uses an asset allocation strategy designed for investors expecting to retire around the year 2030 (the “target retirement date”). Generally, the Adviser will change the Fund’s asset allocation on an annual basis with the asset allocation becoming more conservative as the Fund nears the target retirement date. During the Fund’s first year of operations, the Adviser anticipates allocating assets in the underlying JPMorgan Funds as follows:

1.	For purposes of the chart, U.S. Equity Funds include small cap funds, mid cap funds, and large cap funds.

Within 1 to 5 years of the target retirement date, the Fund anticipates reaching a target allocation that approximates the allocation in the JPMorgan SmartRetirement Income Fund. The Adviser may adjust the Fund’s annual or target allocation from time to time if the Adviser believes another allocation will provide a tactical or other advantage to the Fund. When the target asset allocation of the Fund is substantially the same as the JPMorgan SmartRetirement Income Fund, the Fund may be combined with the JPMorgan SmartRetirement Income Fund at which point the Fund’s shareholders would

FUND SUMMARY

JPMorgan SmartRetirement 2030 Fund

become shareholders of the JPMorgan SmartRetirement Income Fund. For more information about the Fund’s investment strategies, please read “More About the Funds” and “Principal Investment Strategies.”

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund will change every day in response to market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read “Investment Risks.”

MAIN RISKS	Investments in Mutual Funds. The Fund’s investments are concentrated in underlying JPMorgan Funds, so the Fund’s investment performance is directly related to the performance of the underlying funds. The Fund’s net asset value will change with changes in the equity and bond markets and the value of the mutual funds in which it invests. As a fund of funds, under current law, the Fund must generally allocate its investments among the underlying funds. As a result, the Fund does not have the same flexibility to invest directly in equity or debt securities as a mutual fund without such constraints. In addition, the Fund indirectly pays a portion of the expenses incurred by the underlying funds. As the underlying funds or the Fund’s allocations among the underlying funds change from time to time, or to the extent that the expense ratio of the underlying funds changes, the weighted average operating expenses borne by the Fund may increase or decrease. Because the Adviser or its affiliates provide services to and receive fees from the underlying funds, investments in the Fund benefit the Adviser and its affiliates.

Equity Funds. The underlying equity funds invest primarily in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition. Equity securities also are subject to “stock market risk,” meaning that stock prices in general may decline over short or extended periods of time. When the value of the stocks held by an underlying JPMorgan equity fund goes down, the value of your investment in the Fund will be affected.

Foreign and Emerging Market Risks. Some of the underlying funds invest in foreign securities including equity and debt securities in emerging markets. Funds investing in foreign securities are subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, delayed settlement, and less stringent investor protection and disclosure standards of some foreign markets. These risks can make foreign investments more volatile and potentially less liquid than U.S. investments. The risks associated with foreign securities are magnified in countries in “emerging markets.” These countries may have relatively unstable governments and less-established market economies than developed countries. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries.

Fixed Income Funds. The underlying bond funds invest primarily in fixed income securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of a fund’s investments generally declines. On

FUND SUMMARY

JPMorgan SmartRetirement 2030 Fund

the other hand, if rates fall, the value of the investments generally increases. The value of your investment in the Fund will change as the value of investments of the underlying JPMorgan Funds increases and decreases. Some of the underlying funds invest in securities that are considered to be speculative (also known as high yield securities or junk bonds). The high degree of risk involved in these investments can result in substantial or total losses.

Securities of Real Estate Companies and REITS. Investments by certain of the underlying funds will be highly concentrated in the securities of companies in the real estate sector. Although these underlying funds do not invest in real estate directly, they are subject to investment risks that are similar to those associated with direct ownership of real estate. As a result, the performance of these underlying funds is closely tied to, and affected by regulatory, business and economic developments that impact the value of real estate. The underlying funds’ investments and your investment may decline in response to declines in property values or other adverse changes to the real estate market. In addition to the risks facing real estate securities, some of the underlying funds invest in real estate investment trusts (REITS). REITS may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

Smaller Companies. Investments in smaller, newer companies may be riskier than investments in larger, more established companies. Securities of smaller companies tend to be less liquid than securities of larger companies. In addition, small companies may be more vulnerable to economic, market and industry changes. Because economic events have a greater impact on smaller companies, there may be greater and more frequent changes in their stock price. This may cause unexpected and frequent decreases in the value of the underlying Fund’s investments. Finally, emerging companies in certain sectors may not be profitable and may not anticipate earning profits in the foreseeable future.

Not FDIC Insured. An investment in the Fund is not a deposit of JPMorgan Chase & Co. or any of its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund’s Performance

The Fund anticipates that it will commence operations on or after the date of this prospectus, and therefore has no reportable performance history. Once the Fund has performed for at least one calendar year, a bar chart and a performance table will be included in the prospectus to show the performance of the Fund. Although past performance of a Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.

FUND SUMMARY

JPMorgan SmartRetirement 2030 Fund

Estimated Fees and Expenses for Institutional Class Shares

The estimated expenses of the Institutional Class Shares before and after reimbursement are shown below. Total Annual Operating Expenses are estimated for the fiscal year ending June 30, 2007. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL FUND OPERATING EXPENSES[1]
(expenses that are deducted from Fund assets)	INSTITUTIONAL CLASS
Investment Advisory Fees	NONE
Shareholder Service Fees[2]	0.10%
Other Expenses	0.06%
Total Annual Fund Operating Expenses	0.16%
Fee Waiver and/or Expense Reimbursement[2,3]	(0.12)%
Net Expenses	0.04%
Estimated Indirect Expenses of Underlying Funds[4]	0.86%
Total Annual Fund and Underlying Funds Net Operating Expenses	0.90%
[1]	If you buy or sell shares through a Financial Intermediary, you may be charged separate transaction fees by the Financial Intermediary. In addition, an annual $10 sub-minimum account fee may be applicable.
[2]	The shares of some of the underlying funds in which the Fund invests impose a separate shareholder service fee. To avoid charging a shareholder service fee at an effective rate above 0.10%, the shareholder servicing agent will waive shareholder service fees with respect to the Fund in an amount equal to the weighted average pro rata amount of shareholder service fees charged by the underlying funds. This amount is shown as a waiver under “Fee Waiver and/or Expense Reimbursement” for Institutional Class Shares.
[3]	JPMIM, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to limit Total Annual Fund Operating Expenses (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) to 0.04% of the average daily net assets of the Institutional Class Shares for the period beginning May 5, 2006 through October 31, 2007.
[4]	“Estimated Indirect Expenses of Underlying Funds” are based upon (i) the target allocation of the Fund’s assets among the underlying funds and (ii) the Net Expenses (excluding interest, taxes and extraordinary expenses related to the Board of Trustees’ deferred compensation plan) of the shares of the underlying funds during the underlying funds’ most recently completed fiscal year as adjusted to reflect changes in Net Expenses effective February 19, 2005 as a result of new service providers and/or new fee arrangements and estimated expenses of R Class Shares. The Fund invests in R Class Shares in the underlying funds to the extent that they are available. To the extent that an underlying fund does not offer R Class Shares, the Fund will invest in Institutional Class Shares, if available. Otherwise the Fund will invest in Institutional Class Shares of the underlying money market funds and Select Class Shares of the remaining underlying funds. “Estimated Indirect Expenses of Underlying Funds” will vary with changes in the expenses of the underlying funds, as well as allocation of the Fund’s assets, and may be higher or lower than those shown above.

FUND SUMMARY

JPMorgan SmartRetirement 2030 Fund

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund’s and the underlying funds’ operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends. The expenses illustrated in the Examples are based on the Total Annual Fund and Underlying Funds Net Operating Expenses through October 31, 2007 and such expenses without fee waivers/expense reimbursements thereafter. If the Examples illustrated just the Net Expenses of the Fund, the expenses shown would be lower.

INSTITUTIONAL CLASS
1 Year	$92
3 Years	307

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

JPMorgan SmartRetirement 2040 Fund

What is the goal of the Fund?	The Fund seeks high total return with a shift to current income and some capital appreciation over time as the Fund approaches and passes the target retirement date.

What are the Fund’s main investment strategies?

The JPMorgan SmartRetirement 2040 Fund is a “fund of funds” that invests its assets in a combination of equity, fixed income and short-term mutual funds in the same group of investment companies (i.e., JPMorgan Funds). The Fund’s adviser, JPMIM, uses an asset allocation strategy designed for investors expecting to retire around the year 2040 (the “target retirement date”). Generally, the Adviser will change the Fund’s asset allocation on an annual basis with the asset allocation becoming more conservative as the Fund nears the target retirement date. During the Fund’s first year of operations, the Adviser anticipates allocating assets in the underlying JPMorgan Funds as follows:

1.	For purposes of the chart, U.S. Equity Funds include small cap funds, mid cap funds, and large cap funds.

Within 1 to 5 years of the target retirement date, the Fund anticipates reaching a target allocation that approximates the allocation in the JPMorgan SmartRetirement Income Fund. The Adviser may adjust the Fund’s annual or target allocation from time to time if the Adviser believes another allocation will provide a tactical or other advantage to the Fund. When the target asset allocation of the Fund is substantially the same as the JPMorgan SmartRetirement Income Fund, the Fund may be combined with the JPMorgan SmartRetirement Income Fund at which point the Fund’s shareholders would become shareholders of the JPMorgan SmartRetirement Income Fund. For more information about the Fund’s investment strategies, please read “More About the Funds” and “Principal Investment Strategies.”

FUND SUMMARY

JPMorgan SmartRetirement 2040 Fund

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund will change every day in response to market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read “Investment Risks.”

MAIN RISKS	Investments in Mutual Funds. The Fund’s investments are concentrated in underlying JPMorgan Funds, so the Fund’s investment performance is directly related to the performance of the underlying funds. The Fund’s net asset value will change with changes in the equity and bond markets and the value of the mutual funds in which it invests. As a fund of funds, under current law, the Fund must generally allocate its investments among the underlying funds. As a result, the Fund does not have the same flexibility to invest directly in equity or debt securities as a mutual fund without such constraints. In addition, the Fund indirectly pays a portion of the expenses incurred by the underlying funds. As the underlying funds or the Fund’s allocations among the underlying funds change from time to time, or to the extent that the expense ratio of the underlying funds changes, the weighted average operating expenses borne by the Fund may increase or decrease. Because the Adviser or its affiliates provide services to and receive fees from the underlying funds, investments in the Fund benefit the Adviser or its affiliates.

Equity Funds. The underlying equity funds invest primarily in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition. Equity securities also are subject to “stock market risk,” meaning that stock prices in general may decline over short or extended periods of time. When the value of the stocks held by an underlying JPMorgan equity fund goes down, the value of your investment in the Fund will be affected.

Foreign and Emerging Market Risks. Some of the underlying funds invest in foreign securities including equity and debt securities in emerging markets. Funds investing in foreign securities are subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, delayed settlement, and less stringent investor protection and disclosure standards of some foreign markets. These risks can make foreign investments more volatile and potentially less liquid than U.S. investments. The risks associated with foreign securities are magnified in countries in “emerging markets.” These countries may have relatively unstable governments and less-established market economies than developed countries. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries.

Fixed Income Funds. The underlying bond funds invest primarily in fixed income securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of a fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. The value of your investment in the Fund will change as the value of investments of the underlying JPMorgan Funds increases and decreases. Some of the underlying funds invest in securities that are considered to be speculative (also known as high yield

FUND SUMMARY

JPMorgan SmartRetirement 2040 Fund

securities or junk bonds). The high degree of risk involved in these investments can result in substantial or total losses.

Securities of Real Estate Companies and REITS. Investments by certain of the underlying funds will be highly concentrated in the securities of companies in the real estate sector. Although these underlying funds do not invest in real estate directly, they are subject to investment risks that are similar to those associated with direct ownership of real estate. As a result, the performance of these underlying funds is closely tied to, and affected by regulatory, business and economic developments that impact the value of real estate. The underlying funds’ investments and your investment may decline in response to declines in property values or other adverse changes to the real estate market. In addition to the risks facing real estate securities, some of the underlying funds invest in real estate investment trusts (REITS). REITS may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

Smaller Companies. Investments in smaller, newer companies may be riskier than investments in larger, more established companies. Securities of smaller companies tend to be less liquid than securities of larger companies. In addition, small companies may be more vulnerable to economic, market and industry changes. Because economic events have a greater impact on smaller companies, there may be greater and more frequent changes in their stock price. This may cause unexpected and frequent decreases in the value of the underlying Fund’s investments. Finally, emerging companies in certain sectors may not be profitable and may not anticipate earning profits in the foreseeable future.

Not FDIC Insured. An investment in the Fund is not a deposit of JPMorgan Chase & Co. or any of its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund’s Performance

The Fund anticipates that it will commence operations on or after the date of this prospectus, and therefore has no reportable performance history. Once the Fund has performed for at least one calendar year, a bar chart and a performance table will be included in the prospectus to show the performance of the Fund. Although past performance of a Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.

FUND SUMMARY

JPMorgan SmartRetirement 2040 Fund

Estimated Fees and Expenses for Institutional Class Shares

The estimated expenses of the Institutional Class Shares before and after reimbursement are shown below. Total Annual Operating Expenses are estimated for the fiscal year ending June 30, 2007. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL FUND OPERATING EXPENSES[1]
(expenses that are deducted from Fund assets)	INSTITUTIONAL CLASS
Investment Advisory Fees	NONE
Shareholder Service Fees[2]	0.10%
Other Expenses	0.07%
.57% Total Annual Fund Operating Expenses	0.17%
Fee Waiver and/or Expense Reimbursement[2,3]	(0.13)%
Net Expenses	0.04%
Estimated Indirect Expenses of Underlying Funds[4]	0.86%
Total Annual Fund and Underlying Funds Net Operating Expenses	0.90%
[1]	If you buy or sell shares through a Financial Intermediary, you may be charged separate transaction fees by the Financial Intermediary. In addition, an annual $10 sub-minimum account fee may be applicable.
[2]	The shares of some of the underlying funds in which the Fund invests impose a separate shareholder service fee. To avoid charging a shareholder service fee at an effective rate above 0.10%, the shareholder servicing agent will waive shareholder service fees with respect to the Fund in an amount equal to the weighted average pro rata amount of shareholder service fees charged by the underlying funds. This amount is shown as a waiver under “Fee Waiver and/or Expense Reimbursement” for Institutional Class Shares.
[3]	JPMIM, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to limit Total Annual Fund Operating Expenses (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) to 0.04% of the average daily net assets of the Institutional Class Shares for the period beginning May 5, 2006 through October 31, 2007.
[4]	“Estimated Indirect Expenses of Underlying Funds” are based upon (i) the target allocation of the Fund’s assets among the underlying funds and (ii) the Net Expenses (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) of the shares of the underlying funds during the underlying funds’ most recently completed fiscal year as adjusted to reflect changes in Net Expenses effective February 19, 2005 as a result of new service providers and/or new fee arrangements and estimated expenses of R Class Shares. The Fund invests in R Class Shares in the underlying funds to the extent that they are available. To the extent that an underlying fund does not offer R Class Shares, the Fund will invest in Institutional Class Shares, if available. Otherwise the Fund will invest in Institutional Class Shares of the underlying money market funds and Select Class Shares of the remaining underlying funds. “Estimated Indirect Expenses of Underlying Funds” will vary with changes in the expenses of the underlying funds, as well as allocation of the Fund’s assets, and may be higher or lower than those shown above.

FUND SUMMARY

JPMorgan SmartRetirement 2040 Fund

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund’s and the underlying funds’ operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends. The expenses illustrated in the Examples are based on the estimated Total Annual Fund and Underlying Funds Net Operating Expenses through October 31, 2007 and such expenses without fee waivers/expense reimbursements thereafter. If the Examples illustrated just the Net Expenses of the Fund, the expenses shown would be lower.

INSTITUTIONAL CLASS
1 Year	$92
3 Years	308

More About the Funds

Each of the Funds described in this prospectus is a series of JPMorgan Trust I and is managed by JPMIM. The underlying funds are managed by JPMIM, JPMorgan Investment Advisors Inc. (JPMorgan Investment Advisors) or Security Capital Research & Management Incorporated (SC-R&M). JPMorgan High Yield Partners LLC is the sub-adviser of the Core Plus Bond Fund and the High Yield Bond Fund. Highbridge Capital Management, LLC (“HCM”) is the sub-adviser to the Highbridge Statistical Market Neutral Fund. JPMorgan Investment Advisors is under common control with JPMIM. SC-R&M and JPMorgan High Yield Partners are subsidiaries of JPMorgan Investment Advisors. JPMorgan Asset Management Holdings, Inc. holds a majority interest in HCM. As a result, these advisers are considered control affiliates and the underlying funds advised by those entities are in the same group of investment companies. For more information about the Funds and JPMIM, please read “Management of the Funds” and the Statement of Additional Information.

Principal Investment Strategies	The Mutual Funds are designed to produce risk-appropriate investment returns that are diversified across the three major asset classes: stocks, bonds, and (with respect to the
JPMorgan SmartRetirement Income Fund) cash or cash equivalents. Diversification is achieved by investing in other JPMorgan Funds. A brief description of these underlying
JPMorgan Funds can be found in Appendix A. The principal investment strategies that are used to meet each Fund’s investment objective are described in “Fund Summaries:
Investments, Risk & Performance” in the front of this prospectus. They are also described below.

The JPMorgan SmartRetirement 2010 Fund, the JPMorgan SmartRetirement 2015 Fund, the JPMorgan SmartRetirement 2020 Fund, the JPMorgan SmartRetirement 2030 Fund, and the JPMorgan SmartRetirement 2040 Fund (collectively, the “Age Based Funds”) are designed for investors who expect to retire near the applicable target retirement date. The JPMorgan SmartRetirement Income Fund is designed for investors who are retired or expect to retire soon. The Funds are diversified for purposes of the Investment Company Act of 1940.

JPMIM uses a strategic asset allocation strategy for each of the Age Based Funds that changes over time as a Fund approaches its target retirement date. As a Fund approaches its target retirement date, each Age Based Fund’s investment objective migrates from seeking total return to current income. It is anticipated that each Fund’s target asset allocation will match that of the JPMorgan SmartRetirement Income Fund within 1 to 5 years of the target retirement date of the Fund. Once an Age Based Fund’s asset allocation is substantially the same as the JPMorgan SmartRetirement Income Fund, the Age Based Fund may combine with the JPMorgan SmartRetirement Income Fund upon approval of the Board of Trustees of the Funds.

For each JPMorgan SmartRetirement Fund, the Adviser sets a target asset allocation among JPMorgan mutual funds including U.S. large cap equity funds, U.S. midcap equity funds, U.S. small cap equity funds, U.S. REIT funds, international and emerging markets equity funds, U.S. fixed income funds, emerging markets debt funds, high yield fixed income funds, market neutral funds, and money market funds. The JPMorgan Funds in which the JPMorgan SmartRetirement Funds may invest are referred to in this prospectus as the “underlying funds.” For each JPMorgan SmartRetirement Fund, the Adviser establishes the target asset allocation among the underlying funds on an annual basis. However, the Adviser may make tactical changes to the asset allocation model or shift investments among the underlying funds when it believes it is beneficial to a Fund. For each Fund, the projected target asset allocation among types of underlying funds and among specific underlying funds for the period through June 30, 2007 is set forth below. The Adviser may make changes to the target asset allocation within the ranges indicated below.

TYPE OF INVESTMENT	JPMORGAN SMARTRETIREMENT INCOME FUND		JPMORGAN SMARTRETIREMENT 2010 FUND
	TARGET ASSET ALLOCATION	RANGE	TARGET ASSET ALLOCATION	RANGE
US Large Cap Equity Funds	11%	0-20%	18%	5-25%
US Small/Mid Cap Equity Funds	2%	0-10%	5%	0-10%
US REIT Funds	3%	0-10%	6%	0-20%
International Equity Funds	6%	0-20%	10%	0-20%
Emerging Markets Equity Funds	0%	0-5%	2%	0-10%
US Fixed Income Funds	60%	30-90%	49%	20-80%
Emerging Markets Debt Funds	5%	0-15%	5%	0-15%
High Yield Fixed Income Funds	5%	0-15%	5%	0-15%
Money Market Funds/Cash and Cash Equivalents	7%	0-20%	0%	0-10%

TYPE OF INVESTMENT	JPMORGAN SMARTRETIREMENT 2015 FUND		JPMORGAN SMARTRETIREMENT 2020 FUND
	TARGET ASSET ALLOCATION	RANGE	TARGET ASSET ALLOCATION	RANGE
US Large Cap Equity Funds	25%	12-32%	35%	20-40%
US Small/Mid Cap Equity Funds	7%	0-20%	8%	0-20%
US REIT Funds	8%	0-20%	9%	0-20%
International Equity Funds	15%	5-25%	18%	5-30%
Emerging Markets Equity Funds	3%	0-10%	4%	0-10%
US Fixed Income Funds	34%	20-60%	20%	10-50%
Emerging Markets Debt Funds	4%	0-15%	3%	0-15%
High Yield Fixed Income Funds	4%	0-15%	3%	0-15%
Money Market Funds/Cash and Cash Equivalents	0%	0-10%	0%	0-10%

TYPE OF INVESTMENT	JPMORGAN SMARTRETIREMENT 2030 FUND		JPMORGAN SMARTRETIREMENT 2040 FUND
	TARGET ASSET ALLOCATION	RANGE	TARGET ASSET ALLOCATION	RANGE
US Large Cap Equity Funds	39%	26-46%	39%	26-46%
US Small/Mid Cap Equity Funds	10%	0-20%	10%	0-20%
US REIT Funds	10%	0-20%	10%	0-20%
International Equity Funds	21%	10-30%	21%	10-30%
Emerging Markets Equity Funds	5%	0-10%	5%	0-10%
US Fixed Income Funds	11%	0-40%	11%	0-40%
Emerging Markets Debt Funds	2%	0-15%	2%	0-15%
High Yield Fixed Income Funds	2%	0-15%	2%	0-15%
Money Market Funds/Cash and Cash Equivalents	0%	0-10%	0%	0-10%

Each of the JPMorgan SmartRetirement Funds may invest in any of the following underlying JPMorgan Funds within the following ranges, subject to changes as described above.

	INCOME FUND	2010 FUND	2015 FUND	2020 FUND	2030 FUND	2040 FUND
US Large Cap Equity Funds
JPMorgan Disciplined Equity Fund	0-20%	0-25%	0-32%	0-40%	0-46%	0-46%
JPMorgan Equity Income Fund	0-20%	0-25%	0-32%	0-40%	0-46%	0-46%
JPMorgan Equity Index Fund	0-20%	0-25%	0-32%	0-40%	0-46%	0-46%
JPMorgan Growth and Income Fund	0-20%	0-25%	0-32%	0-40%	0-46%	0-46%
JPMorgan Intrepid America Fund[1]	0-20%	0-25%	0-32%	0-40%	0-46%	0-46%
JPMorgan Intrepid Growth Fund[1]	0-20%	0-25%	0-32%	0-40%	0-46%	0-46%
JPMorgan Intrepid Value Fund[1]	0-20%	0-25%	0-32%	0-40%	0-46%	0-46%
JPMorgan Large Cap Growth Fund	0-20%	0-25%	0-32%	0-40%	0-46%	0-46%
JPMorgan Large Cap Value Fund[1]	0-20%	0-25%	0-32%	0-40%	0-46%	0-46%
JPMorgan U.S. Equity Fund[1]	0-20%	0-25%	0-32%	0-40%	0-46%	0-46%
JPMorgan U.S. Large Cap Core Plus Fund[1]	0-20%	0-25%	0-32%	0-40%	0-46%	0-46%

Market Neutral Funds
Highbridge Statistical Market Neutral Fund	0-10%	0-10%	0-10%	0-10%	0-10%	0-10%
JPMorgan Intrepid Long/Short Fund	0-10%	0-10%	0-10%	0-10%	0-10%	0-10%
JPMorgan Market Neutral Fund	0-10%	0-10%	0-10%	0-10%	0-10%	0-10%
JPMorgan Multi-Cap Market Neutral Fund	0-10%	0-10%	0-10%	0-10%	0-10%	0-10%

US Small/Mid Cap Equity Funds
JPMorgan Capital Growth Fund	0-10%	0-10%	0-20%	0-20%	0-20%	0-20%
JPMorgan Diversified Mid Cap Growth Fund	0-10%	0-10%	0-20%	0-20%	0-20%	0-20%
JPMorgan Diversified Mid Cap Value Fund*	0-10%	0-10%	0-20%	0-20%	0-20%	0-20%
JPMorgan Dynamic Small Cap Fund	0-10%	0-10%	0-20%	0-20%	0-20%	0-20%
JPMorgan Growth Advantage Fund	0-10%	0-10%	0-20%	0-20%	0-20%	0-20%
JPMorgan Intrepid Mid Cap Fund	0-10%	0-10%	0-20%	0-20%	0-20%	0-20%
JPMorgan Intrepid Multi Cap Fund	0-10%	0-10%	0-20%	0-20%	0-20%	0-20%
JPMorgan Market Expansion Index Fund	0-10%	0-10%	0-20%	0-20%	0-20%	0-20%
JPMorgan Micro Cap Fund	0-10%	0-10%	0-20%	0-20%	0-20%	0-20%
JPMorgan Mid Cap Equity Fund*	0-10%	0-10%	0-20%	0-20%	0-20%	0-20%
JPMorgan Mid Cap Value Fund*	0-10%	0-10%	0-20%	0-20%	0-20%	0-20%
JPMorgan Small Cap Core Fund*	0-10%	0-10%	0-20%	0-20%	0-20%	0-20%
JPMorgan Small Cap Equity Fund[1]	0-10%	0-10%	0-20%	0-20%	0-20%	0-20%
JPMorgan Small Cap Growth Fund	0-10%	0-10%	0-20%	0-20%	0-20%	0-20%
JPMorgan Small Cap Value Fund[1]	0-10%	0-10%	0-20%	0-20%	0-20%	0-20%
JPMorgan U.S. Small Company Fund*	0-10%	0-10%	0-20%	0-20%	0-20%	0-20%
JPMorgan Value Advantage Fund	0-10%	0-10%	0-20%	0-20%	0-20%	0-20%
Undiscovered Managers Behavioral Growth Fund	0-10%	0-10%	0-20%	0-20%	0-20%	0-20%
Undiscovered Managers Behavioral Value Fund	0-10%	0-10%	0-20%	0-20%	0-20%	0-20%
Undiscovered Managers Small Cap Growth Fund	0-10%	0-10%	0-20%	0-20%	0-20%	0-20%

US REIT Funds
JPMorgan Realty Income Fund[1]	0-10%	0-20%	0-20%	0-20%	0-20%	0-20%
JPMorgan U.S. Real Estate Fund[1]	0-10%	0-20%	0-20%	0-20%	0-20%	0-20%

	INCOME FUND	2010 FUND	2015 FUND	2020 FUND	2030 FUND	2040 FUND

International Equity
JPMorgan Asia Equity Fund	0-20%	0-20%	0-20%	0-20%	0-20%	0-20%
JPMorgan International Equity Fund[1]	0-20%	0-20%	0-20%	0-20%	0-20%	0-20%
JPMorgan International Equity Index Fund	0-20%	0-20%	0-20%	0-20%	0-20%	0-20%
JPMorgan International Growth Fund	0-20%	0-20%	0-20%	0-20%	0-20%	0-20%
JPMorgan International Opportunities Fund	0-20%	0-20%	0-20%	0-20%	0-20%	0-20%
JPMorgan International Value Fund	0-20%	0-20%	0-20%	0-20%	0-20%	0-20%
JPMorgan Intrepid European Fund	0-20%	0-20%	0-20%	0-20%	0-20%	0-20%
JPMorgan Intrepid International Fund	0-20%	0-20%	0-20%	0-20%	0-20%	0-20%
JPMorgan Japan Fund	0-20%	0-20%	0-20%	0-20%	0-20%	0-20%

Emerging Markets Equity Funds
JPMorgan Emerging Markets Equity Fund	0-5%	0-10%	0-10%	0-10%	0-10%	0-10%

US Fixed Income Funds
JPMorgan Bond Fund	0-90%	0-80%	0-60%	0-50%	0-40%	0-40%
JPMorgan Core Bond Fund[1]	0-90%	0-80%	0-60%	0-50%	0-40%	0-40%
JPMorgan Core Plus Bond Fund	0-90%	0-80%	0-60%	0-50%	0-40%	0-40%
JPMorgan Enhanced Income Fund	0-90%	0-80%	0-60%	0-50%	0-40%	0-40%
JPMorgan Global Strategic Income Fund	0-90%	0-80%	0-60%	0-50%	0-40%	0-40%
JPMorgan Government Bond Fund	0-90%	0-80%	0-60%	0-50%	0-40%	0-40%
JPMorgan Intermediate Bond Fund	0-90%	0-80%	0-60%	0-50%	0-40%	0-40%
JPMorgan Mortgage-Backed Securities Fund	0-90%	0-80%	0-60%	0-50%	0-40%	0-40%
JPMorgan Real Return Fund	0-90%	0-80%	0-60%	0-50%	0-40%	0-40%
JPMorgan Short Term Bond Fund	0-90%	0-80%	0-60%	0-50%	0-40%	0-40%
JPMorgan Short Term Bond Fund II	0-90%	0-80%	0-60%	0-50%	0-40%	0-40%
JPMorgan Treasury & Agency Fund	0-90%	0-80%	0-60%	0-50%	0-40%	0-40%
JPMorgan Ultra Short Term Bond Fund	0-90%	0-80%	0-60%	0-50%	0-40%	0-40%

Emerging Market Debt Funds
JPMorgan Emerging Markets Debt Fund[1]	0-15%	0-15%	0-15%	0-15%	0-15%	0-15%

High Yield Fixed Income Funds
JPMorgan High Yield Bond Fund[1]	0-5%	0-10%	0-10%	0-10%	0-10%	0-10%

Money Market Funds
JPMorgan 100% U.S. Treasury Securities Money Market Fund	0-20%	0-10%	0-10%	0-10%	0-10%	0-10%
JPMorgan Federal Money Market Fund	0-20%	0-10%	0-10%	0-10%	0-10%	0-10%
JPMorgan Liquid Assets Money Market Fund	0-20%	0-10%	0-10%	0-10%	0-10%	0-10%
JPMorgan Prime Money Market Fund	0-20%	0-10%	0-10%	0-10%	0-10%	0-10%
JPMorgan U.S. Government Money Market Fund	0-20%	0-10%	0-10%	0-10%	0-10%	0-10%
JPMorgan U.S. Treasury Plus Money Market Fund	0-20%	0-10%	0-10%	0-10%	0-10%	0-10%
*	The designated underlying funds are currently closed to new investors. The JPMorgan SmartRetirement Funds will not invest in such funds until they are open to new investors such as JPMorgan SmartRetirement Funds.
1.	The designated underlying funds anticipate launching R Class Shares on or around the date of this prospectus.

The Funds invest in R Class Shares to the extent that they are available. However, many of the underlying funds currently do not have R Class Shares. As a result, the Funds may invest in Institutional Class Shares of the underlying funds. Otherwise, the Funds invest in Select Class Shares of the underlying funds. Institutional Class Shares and Select Class Shares have higher expenses than R Class Shares. To the extent that the Funds invest in underlying funds without R Class Shares, the Funds’ total expenses will be higher.

Additional JPMorgan Funds may be added to the list of underlying funds from time to time. Although the JPMorgan SmartRetirement Funds currently limit their investments to JPMorgan Funds and cash and cash equivalents, the Funds may invest in other types of securities and financial instruments in the future to the extent permitted by the 1940 Act or exemptive order of the Securities and Exchange Commission.

There can be no assurance that the Funds will achieve their investment objectives. Please note that each Fund also may use strategies that are not described below, but which are described in the Statement of Additional Information. The Fund’s Board of Trustees may change any of these investment policies (but not its investment objective) without shareholder approval. For more information about risks associated with the types of investments that the Funds purchase, please read “Fund Summaries: Investments, Risk & Performance” and the Statement of Additional Information.

Temporary Defensive Positions	For liquidity and to respond to unusual market conditions, the Funds may invest all or most of their assets in cash and cash equivalents for temporary defensive purposes. These investments may result in a lower yield than lower-quality or longer-term investments, and prevent the Funds from meeting their investment objectives.

WHAT IS A CASH EQUIVALENT?

Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds and bank money market deposit accounts.

While the Funds are engaged in a temporary defensive position, they will not be pursuing their investment objectives. Therefore, the Funds will pursue a temporary defensive position only when market conditions warrant.

Portfolio Turnover	Portfolio turnover may vary greatly from year to year, as well as within a particular year. Higher portfolio turnover rates will likely result in higher transaction costs to the Funds and may result in additional tax consequences to you. The portfolio turnover rate for each Fund is expected to be below 100%. To the extent portfolio turnover results in short-term capital gains, such gains will generally be taxed at ordinary income tax rates.

How to Do Business with the Fund

Purchasing Fund Shares

Where can I buy shares?	You may purchase Fund shares:

•   Through your Financial Intermediary. Financial Intermediaries may include financial advisers, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase & Co. (JPMorgan Chase), that have entered into agreements with JPMorgan Distribution Services, Inc. (JPMDS) as Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary; or

• Directly from the Fund through JPMDS.

Who can buy shares?

•   Institutional Class Shares may be purchased directly from the Fund through JPMDS by institutional investors such as corporations, pension and profit sharing plans and foundations that meet the minimum investment requirement for purchases of Institutional Class Shares. See “How do I open an account?”

•   Institutional Class Shares may also be purchased through your Financial Intermediary or any other organization, including affiliates of JPMorgan Chase authorized to act in a fiduciary, advisory, custodial or agency capacity for its clients or customers. Financial Intermediaries or such other organizations may impose eligibility requirements for each of their clients or customers investing in the Fund, including investment minimum requirements, which may be the same or differ from the requirements for investors purchasing directly from the Fund.

• For further information on investment minimums or eligibility, please call 1-800-480-4111.

When can I buy shares?

•   Purchases may be made on any business day. This includes any day that the Fund is open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

•   Only purchase orders accepted by the Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective at that day’s price. JPMorgan Funds Services will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed Account Application.

•   If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions. Please see “How do I open an account?” for more details.

•   On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase orders accepted by the Fund or a Financial Intermediary after the NYSE closes will be effective the following business day.

•   If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

• Share ownership is electronically recorded, therefore no certificate will be issued.

•   The JPMorgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to seek to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. Although market timing may affect any Fund, these risks may be higher for Funds that invest significantly in non-U.S. securities or thinly traded securities (e.g., certain small cap securities), such as international, global or emerging market funds or small cap funds. For example, when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE, market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The JPMorgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s), where they detect a pattern of either purchases and sales of one of the JPMorgan Funds, or exchanges between or among the JPMorgan Funds, that indicates market timing or trading that they determine is abusive.

•   The Funds’ Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing “round trips” in and out of the JPMorgan Funds by investors. A “round trip” includes a purchase or exchange into a Fund followed by a redemption or exchange out of the same Fund. The Distributor will reject your purchase orders or temporarily or permanently revoke your exchange privilege if it detects that you have completed two round trips within 60 days within the same Fund. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

•   Market timers may disrupt portfolio management and harm Fund performance. To the extent that the Funds are unable to identify market timers effectively, long-term investors may be adversely affected. Although the JPMorgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds will be able to identify and eliminate all market timers. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Funds. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect often makes it more difficult to locate and eliminate individual market timers from the Funds and there can be no assurances that the Funds will be able to do so.

•    Subject to the foregoing, the JPMorgan Funds will seek to apply these policies and restrictions as uniformly as practicable, except in cases of purchases, redemptions and exchanges made on a systematic basis, automatic reinvestments of dividends and distributions or purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or as part of a bona fide asset allocation program. Please see the Statement of Additional Information for a further description of these arrangements.

•    Certain of the JPMorgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Enhanced Income Fund, JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short Term Municipal Bond Fund, JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware Short-Intermediate Income Fund, JPMorgan Treasury & Agency Fund, JPMorgan Ultra Short Term Bond Fund and the JPMorgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

•    In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

How much do shares cost?	• Shares are sold at net asset value (NAV) per share.

•    NAV per share is calculated by dividing the total market value of the Fund’s investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.

•    The market value of the Fund’s investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security’s value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before the Fund’s NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the Fund’s Board of Trustees. A security’s valuation may differ depending on the method used for determining value. Shareholders who purchase or redeem shares when NAV has been determined using fair valuation procedures may receive more or less shares or redemption proceeds than they otherwise would have received if securities were not valued using the Trust’s fair valuation procedures. In addition, the Fund has implemented fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held by the Fund. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser, in accordance with valuation procedures adopted by the Funds’ Board of Trustees, determines that the market quotations do not accurately reflect the value of a security and determines that the use of another fair valuation methodology is appropriate. Because of the use of fair value pricing on a daily basis for non-U.S. and non-Canadian equity securities, the NAV of Funds that invest significantly in such securities would be expected to be most affected by fair valuation although the NAV of other Funds may also be affected from time to time. The Board of Trustees receives regular reporting concerning the operation of the fair valuation procedures.

•     The Fund’s NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is accepted in accordance with this prospectus.

How do I open an account?

1.    Read the prospectus carefully. The Fund may issue other classes of shares that have different sales charges, expense levels and performance and different requirements for who may invest. Call 1 800-480-4111 to obtain more information concerning all of the Fund’s other share classes.

2. Decide how much you want to invest.

•     Institutional Class Shares are subject to a $3,000,000 minimum investment requirement. An investor can combine purchases of Institutional Class Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. There are no minimum levels for subsequent purchases.

•     Investment minimums may be waived for certain types of retirement accounts (e.g., 401(k), 403(b) and SIMPLE IRA) as well as for certain wrap fee accounts. The Fund reserves the right to waive any investment minimum. For further information on investment minimum waivers, call 1-800-480-4111.

3.   When you make an initial purchase of Fund shares, you must complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Fund cannot waive these requirements. The Fund is required by law to reject your Account Application if the required identifying information is not provided.

•     We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received.

•     Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Fund reserves the right to close your account at the current day’s NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed.

4. Send the completed Account Application and a check to:

JPMORGAN FUNDS SERVICES P.O. BOX 8528 BOSTON, MA 02266-8528

All checks must be in U.S. dollars. The Fund does not accept credit cards, cash, starter checks, money orders or credit card checks. The Fund reserves the right to refuse “third-party” checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to JPMorgan Funds or the Fund are considered third-party checks. The redemption of shares purchased through JPMorgan Funds Services by check or an ACH transaction is subject to certain limitations. See “Redeeming Fund Shares — When can I redeem shares?.”

All checks must be made payable to one of the following:

• JPMorgan Funds; or

• The Fund.

• Your purchase may be canceled if your check does not clear and you will be responsible for any expenses and losses to the Fund.

• If you choose to pay by wire, please call 1-800-480-4111 to notify the Fund of your purchase and to authorize your financial institution to wire funds to:

JPMORGAN CHASE BANK, N.A.
ATTN: JPMORGAN FUNDS SERVICES
ABA 021 000 021
DDA 323 125 832
FBO YOUR JPMORGAN FUND
(EX: JPMORGAN ABC FUND-INSTITUTIONAL)
YOUR FUND NUMBER & ACCOUNT NUMBER
(EX: FUND 123-ACCOUNT 123456789)
YOUR ACCOUNT REGISTRATION
(EX: XYZ CORPORATION)

Orders by wire may be canceled if JPMorgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and losses to the Fund.

5. If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.

Can I purchase shares over the telephone?	Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

• Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.

• Authorize a bank transfer or initiate a wire transfer payable to “JPMorgan Funds” to the following wire address:

JPMORGAN CHASE BANK, N.A.
ATTN: JPMORGAN FUNDS SERVICES
ABA 021 000 021
DDA 323 125 832
FBO YOUR JPMORGAN FUND
    (EX: JPMORGAN ABC FUND-INSTITUTIONAL)
YOUR FUND NUMBER & ACCOUNT NUMBER
    (EX: FUND 123-ACCOUNT 123456789)
YOUR ACCOUNT REGISTRATION
    (EX: XYZ CORPORATION)

•   The Fund uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Fund will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

• You may revoke your right to make purchases over the telephone by sending a letter to:

JPMORGAN FUNDS SERVICES P.O. BOX 8528 BOSTON, MA 02266-8528

Exchanging Fund Shares

What are my exchange privileges?	• Institutional Class Shares of the Fund may be exchanged for Institutional Class Shares of another non-money market JPMorgan Fund or for any other class of the same Fund.

•   All exchanges are subject to meeting any investment minimum or eligibility requirements. The JPMorgan Funds do not charge a fee for this privilege. In addition, the JPMorgan Funds may change the terms and conditions of your exchange privileges upon 60 days’ written notice.

•   Before making an exchange request, you should read the prospectus of the JPMorgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any JPMorgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com, or by calling 1-800-480-4111.

When are exchanges processed?	Exchange requests are processed the same business day they are received, provided:

• The Fund receives the request by 4:00 p.m. ET.

• You have contacted your Financial Intermediary, if necessary.

• All required documentation in proper form accompanies your exchange request.

Are exchanges taxable?	Generally:

• An exchange between JPMorgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

• An exchange between classes of shares of the same Fund is not taxable for federal income tax purposes.

• You should talk to your tax advisor before making an exchange.

Are there limits on exchanges?	No.

•   However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the JPMorgan Funds, certain JPMorgan Funds limit excessive exchange activity as described in “Purchasing Fund Shares.”

•   Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any JPMorgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

Redeeming Fund Shares

When can I redeem shares?

You may redeem all or some of your shares on any day that the Fund is open for business. You will not be permitted, however, to enter a redemption order for shares purchased directly through JPMorgan Funds Services by check or through an ACH transaction for five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.

•   Redemption orders accepted by a Fund or a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective at that day’s price. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

• A redemption order is accepted when accompanied by all required documentation in the proper form. The Fund may refuse to honor incomplete redemption requests.

How do I redeem shares?	You may use any of the following methods to redeem your shares:

1. You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

JPMORGAN FUNDS SERVICES P.O. BOX 8528 BOSTON, MA 02266-8528

2. You may redeem over the telephone. Please see “Can I redeem by telephone?” for more information.

3. We will need the names of the registered shareholders and your account number and other information before we can sell your shares.

4. You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

• You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

• You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

• On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1. A financial institution; or

2. Your Financial Intermediary.

•    Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption order. If you have changed your address of record within the previous 30 days, the Fund will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Fund.

• The Fund may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

What will my shares be worth?

•    If the Fund or a Financial Intermediary accepts your redemption order before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is accepted.

Can I redeem by telephone?	Yes, if you selected this option on your Account Application.

• Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.

•    Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address of record within the previous 30 days, the Fund will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Fund.

•    The Fund uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Fund will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

•    You may not always reach JPMorgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem by phone without notice.

• You may write to:

JPMORGAN FUNDS SERVICES P.O. BOX 8528 BOSTON, MA 02266-8528

Shareholder Servicing Fees	The Trust, on behalf of the Fund, has entered into a shareholder servicing agreement with JPMDS under which JPMDS has agreed to provide certain support services to the Fund’s shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.10% of the average daily net assets of the Institutional Class Shares of the Fund. JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of the 0.10% annual fee to such Financial Intermediaries for performing such shareholder and administrative services.

Networking and Sub-Transfer Agency Fees	The Fund may also directly enter into agreements with Financial Intermediaries pursuant to which the Fund will pay the Financial Intermediary for services such as networking or sub-transfer agency. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) the number of accounts serviced by such Financial Intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor. From time to time, JPMorgan Investment Advisors or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits.

Additional Information Regarding Redemptions

•   Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

•   Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Fund reserves the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10. Before either of these actions is taken, you will be given 60 days’ advance written notice in order to provide you with time to increase your account balance to the required minimum, by purchasing sufficient shares, in accordance with the terms of this prospectus.

1. To collect the $10 sub-minimum account fee, the Fund will redeem $10 worth of shares from your account.

2. For information on minimum required balances, please read “Purchasing Fund Shares — How do I open an account?.”

• The Fund may suspend your ability to redeem when:

1. Trading on the NYSE is restricted;

2. The NYSE is closed (other than weekend and holiday closings);

3. Federal securities laws permit;

4. The SEC has permitted a suspension; or

5. An emergency exists, as determined by the SEC.

• See “Additional Purchase and Redemption Information” in the Statement of Additional Information for more details about this process.

• You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

Shareholder Information

Dividend Policies

Dividends

The Fund generally declares dividends on the last business day of each quarter. Dividends for the Fund are distributed on the first business day of the next month after they are declared. Capital gains, if any, for the Fund are distributed at least annually. The dates on which dividends and capital gains will be distributed for calendar year 2006 will be available online at www.jpmorganfunds.com.

The Fund pays dividends and distributions on a per-share basis. This means that the value of your shares will be reduced by the amount of the payment. If you purchase shares shortly before the record date for a dividend or the distribution of capital gains, you will pay the full price for the shares and receive a portion of the price back as a taxable dividend or distribution.

Dividend Reinvestment

You automatically will receive all income dividends and capital gain distributions in additional shares of the same Fund and class, unless you have elected to take such payments in cash. The price of the shares is the NAV determined immediately following the dividend record date. Reinvested dividends and distributions receive the same tax treatment as dividends and distributions paid in cash and thus are currently taxable. If you elect to receive distributions in cash and the U.S. Postal Service twice returns your check to the Fund as “undeliverable,” your check will be credited back to your account and all future distributions will be reinvested in Fund shares.

If you want to change the way in which you receive dividends and distributions, you may write to the JPMorgan Funds at P.O. Box 8528, Boston, MA 02266-8528, at least 15 days prior to the distribution. The change is effective upon receipt by the JPMorgan Funds. You also may change the way you receive dividends and distributions by calling 1-800-480-4111.

Tax Treatment of Shareholders

Taxation of Shareholder Transactions

A sale, exchange or redemption of Fund shares generally may produce either a taxable gain or a loss. You are responsible for any tax liabilities generated by your transactions. For more information about your specific tax situation, please consult your tax advisor.

Taxation of Distributions

The Fund will distribute substantially all of its net investment income (including, for this purpose, the excess of net short-term capital gains over net long-term capital losses) and net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) on at least an annual basis. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long you have owned your shares. Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable to you as ordinary income. For taxable years beginning on or before January 1, 2009, distributions of investment income properly designated by the Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gain provided holding period and other requirements are met at both the shareholder and Fund level.

Distributions are taxable to you even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the price you paid). Distributions are taxable whether you received them in cash or reinvested them in additional shares through the dividend reinvestment plan. Any gain resulting from the sale or exchange of Fund shares generally will be taxable as long-term or short-term capital gains, depending on your holding period. The Fund may produce capital gains even if it does not have income to distribute and performance has been poor.

Long-term capital gain rates applicable to individuals have been temporarily reduced (in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets) for taxable years beginning on or before January 1, 2009.

Dividends paid in January, but declared in October, November or December of the previous year, will be considered to have been paid in the previous year.

Taxation of Foreign Investments

The Fund’s investments in foreign securities may be subject to foreign withholding. In that case, the yield on those securities would be reduced. You may, however, be entitled to claim a credit or deduction with respect to foreign taxes. In addition, the Fund’s investments in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions.

Taxation of Retirement Plans

Distributions by the Fund to qualified retirement plans generally will not be taxable. However, if shares are held by a plan that ceases to qualify for tax-exempt treatment or by an individual who has received shares as a distribution from a retirement plan, the distributions will be taxable to the plan or individual as described elsewhere in this section. If you are considering purchasing shares with qualified retirement plan assets, you should consult your tax advisor for a more complete explanation of the federal, state, local and (if applicable) foreign tax consequences of making such an investment.

Tax Information

The Form 1099 that is mailed to you every January details your dividends and their federal tax category. Even though the Fund provides you with this information, you are responsible for verifying your tax liability with your tax professional. For additional tax information, see the Statement of Additional Information. Please note that this tax discussion is general in nature; no attempt has been made to present a complete explanation of the federal, state, local or foreign tax treatment of the Fund or its shareholders. For additional information on the potential tax consequences of investing in the Fund, please see the Statement of Additional Information.

Shareholder Statements and Reports	The Fund or your Financial Intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. The Fund will correct errors if notified within one year of the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time.

To reduce expenses and conserve natural resources, the Fund will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the Fund reasonably believes that they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and the Fund will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.jpmorganfunds.com and sign up for electronic delivery.

If you are the record owner of your Fund shares (that is, you did not use a Financial Intermediary to buy your shares), you may access your account statements at www.jpmorganfunds.com.

After each fiscal half-year, you will receive a financial report from the Fund. In addition, the Fund will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to the JPMorgan Funds at 1111 Polaris Parkway, Columbus, OH 43271-1235, call 1-800-480-4111 or visit www.jpmorganfunds.com.

Availability of Proxy Voting Record	The Trustees have delegated the authority to vote proxies for securities owned by the Fund to JPMorgan Investment Advisors. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or on the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

Portfolio Holdings Disclosure	No sooner than 30 days after the end of each month, the Fund will make available upon request an uncertified complete schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, the Fund will make available a certified complete schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Fund will post these quarterly schedules on the Fund’s website at www.jpmorganfunds.com and on the SEC’s website at www.sec.gov.

The Fund’s top ten holdings as of the last day of each month and each calendar quarter are posted on the Fund’s website at www.jpmorganfunds.com no sooner than 15 days after the end of that month or calendar quarter, respectively.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Statement of Additional Information.

Management of the Funds

The Adviser, Administrator and Distributor	JPMIM is the investment adviser to the Funds and makes the day-to-day investment decisions for the Funds. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.
JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan Chase, a bank holding company.

JPMorgan Funds Management, Inc. (the Administrator) (1111 Polaris Parkway, Suite 2-J, P.O. Box 711235, Columbus, Ohio 43271-1235) provides administrative services and oversees the Funds’ other service providers. The Administrator does not receive a separate fee for services to the JPMorgan SmartRetirement Funds but does receive fees for its services to the underlying funds. The Administrator is an indirect, wholly-owned subsidiary of JPMorgan Chase.

JPMorgan Distribution Services, Inc. (the Distributor) (1111 Polaris Parkway, Suite 2-J P.O. Box 711235, Columbus, Ohio 43271-1235) is the distributor for the Funds. The Distributor is a direct, wholly-owned subsidiary of JPMorgan Chase.

A discussion of the basis the Board of Trustees used in approving the investment advisory agreement for each Fund will be included in that Fund’s annual report.

Advisory Fees	JPMIM does not charge an investment advisory fee for its services to the Funds, although it and its affiliates receive investment advisory fees from the underlying funds.

Additional Compensation to Financial Intermediaries

JPMIM, the Funds’ Distributor, and from time to time, other affiliates of JPMIM, may also, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries who sell shares of the JPMorgan Funds. For this purpose, Financial Intermediaries include investment advisers, financial advisors, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase that have entered into an agreement with the Distributor. These additional cash payments are payments over and above the shareholder servicing fees which are disclosed elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder or administrative services, or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the JPMorgan Funds on a sales list, including a preferred or select sales list, or other sales programs. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to JPMorgan Fund shareholders. JPMIM and the Funds’ Distributor may also pay cash compensation in the form of finders’ fees that vary depending on the JPMorgan Fund and the dollar amount of shares sold.

The Fund Managers

The Funds are managed by JPMIM’s Global Multi-Asset Group (“GMAG”) which is led by Patrik Jakobson. Subject to oversight by Mr. Jakobson, Anne Lester and Michael Schoenhaut, CFA, both members of GMAG, serve as portfolio managers for the Funds. In their capacity as portfolio managers, Ms. Lester, Mr. Schoenhaut, and the team of portfolio managers and analysts manage the portfolio construction, investment strategy selection and tactical asset allocation processes for each Fund, which is comprised of the underlying equity and fixed income strategies. Mr. Jakobson, as portfolio manager and head of GMAG, is responsible for managing GMAG’s tactical allocation investment process and global portfolio strategy. An employee of JPMIM since 1987, Mr. Jakobson has served as portfolio manager for the firm’s global asset allocation and balanced portfolios since 1995 and has worked extensively with institutional clients on strategic asset allocation issues. Ms. Lester has been a portfolio manager in GMAG since June 2000, and is responsible for managing multi-asset class portfolios for defined contribution and defined benefit clients. She joined JPMIM in 1992 and, prior to her current role, worked as a fixed income and currency trader and portfolio manager. Mr. Schoenhaut is head of quantitative portfolio management for GMAG. An employee since 1997, he is currently responsible for quantitative research for balanced strategies and for the implementation of strategy across balanced accounts. His areas of focus include tactical asset allocation, portfolio construction, strategic asset allocation, and portfolio implementation.

JPMIM, JPMorgan Investment Advisors, and SC-R&M serve as the advisers, and certain affiliates serve as sub-advisers, to the underlying mutual funds, for which they receive a fee.

The Funds’ Statement of Additional Information provides information about the other accounts managed by the portfolio managers, if any, the structure of their compensation and their ownership of Fund securities.

Legal Proceedings Relating to Banc One Investment Advisors Corporation and Certain of its Affiliates

None of the actions described below allege that any unlawful activity took place with respect to the JPMorgan SmartRetirement Funds whose shares are offered in this prospectus. The following summary is provided because certain of the underlying funds are subject to the actions described below.

On July 1, 2004, Bank One Corporation, the former corporate parent of the One Group Dealer Services, Inc., One Group Administrative Services, Inc. and Banc One Investment Advisors Corporation (BOIA), the investment adviser to the former One Group Funds, merged into JPMorgan Chase. As a consequence of the merger, on that date, the Distributor, the Administrator and BOIA became affiliates of both JPMIM and JPMorgan Chase Bank, N.A. JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) (JPMDS) and JPMorgan Funds Management, Inc. (formerly One Group Administrative Services, Inc.) (JPMFM) became the distributor and administrator, respectively, of the JPMorgan Funds effective February 19, 2005.

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, BOIA entered into agreements with the Securities and Exchange Commission (SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, possible late trading of certain of these funds and related matters. In this connection, BOIA or its affiliates agreed to pay disgorgement and a civil money penalty in an aggregate amount of $50 million. The settlement agreement with the NYAG also requires BOIA to reduce its management fee for certain series of the former One Group Mutual Funds, in an aggregate amount of approximately $8 million annually over a five year period commencing September 2004. In addition, BOIA has agreed to and has commenced implementation of undertakings relating to, among other things, governance and compliance initiatives.

In addition to the matters involving the SEC and NYAG, various lawsuits have been filed against BOIA, certain current trustees of the Funds and certain former trustees of One Group Mutual Funds and various affiliates of BOIA, including JPMDS. In addition, the West Virginia Securities Commissioner entered a cease and desist order. The lawsuits and the cease and desist order generally relate to the same facts that were the subject of the SEC order and NYAG settlement discussed above. These actions seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of certain current trustees of the Funds and certain former trustees of One Group Mutual Funds, removal of the One Group Mutual Funds’ investment advisers (e.g., BOIA) and distributor (i.e., JPMDS), rescission of the distribution and service plans adopted under Rule 12-b-1 of the Investment Company Act of 1940, and attorneys’ fees.

On November 3, 2005, the district court ruled that some of the claims are to be dismissed from the lawsuits.

BOIA is now known as JPMorgan Investment Advisors Inc. JPMorgan Investment Advisors serves as investment adviser to some of the underlying funds.

FINANCIAL HIGHLIGHTS

This section would ordinarily include Financial Highlights. The Financial Highlights tables are intended to help you understand the Funds’ performance for a Fund’s period of operations. Because the JPMorgan SmartRetirement Funds had not yet commenced operations as of the date of this prospectus, no financial highlights are shown.

Appendix A

Underlying Funds	The following is a brief description of the principal investment policies of each of the underlying funds.

Highbridge Statistical Market Neutral Fund

Highbridge Statistical Market Neutral Fund seeks to provide long-term absolute (positive) returns in all market environments from a broadly diversified portfolio of stocks while neutralizing the general risks associated with stock market investing. The Fund purchases equity securities that HCM believes are undervalued and sells short securities that it believes are overvalued. The Fund will take long and short positions selected from a universe of mid- to large-capitalization stocks with characteristics similar to those of the Russell 1000 Index. The Fund intends to maintain approximately equal value exposure in its long and short positions in an effort to offset the effects on the Fund’s performance of general stock market movements or sector swings. The Fund’s investment strategy emphasizes stock selection as the primary means of generating returns and providing diversification, and hedging through short sales as a means of reducing risk. The Fund implements its strategy through an automated trading process designed to be cost-efficient.

JPMorgan 100% U.S. Treasury Securities Money Market Fund

JPMorgan 100% U.S. Treasury Securities Money Market Fund aims to provide the highest possible level of current income while still maintaining liquidity and providing maximum safety of principal. The Fund invests its assets exclusively in obligations of the U.S. Treasury, including Treasury bills, bonds and notes. The Fund is managed to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940.

JPMorgan Asia Equity Fund

JPMorgan Asia Equity Fund seeks total return from long-term capital growth. The Fund primarily invests in equity securities of foreign companies located throughout the Asian Region except Japan. Under normal circumstances, the Fund will invest at last 80% of its assets in equity securities of such issuers. The “Asian Region” includes but is not limited to, Korea, Taiwan, Hong Kong, Malaysia, Singapore, China, Thailand and Indonesia.

JPMorgan Bond Fund

JPMorgan Bond Fund seeks to provide high total return consistent with moderate risk of capital and maintenance of liquidity. Under normal circumstances, the Fund invests at least 80% of the value of its assets in debt investments, including but not limited to, asset-backed and mortgage-backed securities, U.S. government and agency securities, corporate bonds and private placements that it believes have the potential to provide a high total return over time. These securities may be of any maturity, but under normal market conditions the management team will keep the Fund’s duration within one year of that of the Lehman Aggregate Bond Index (currently about four years).

JPMorgan Capital Growth Fund

JPMorgan Capital Growth Fund seeks capital growth over the long term. Under normal circumstances, the Fund invests at least 80% of its assets in a broad portfolio of common stocks of companies with market capitalizations equal to those within the universe of Russell Midcap Growth Index stocks at the time of purchase. The Fund may also invest in exchange-traded funds, derivatives, mortgage-related securities and dollar-rolls. In managing the Fund, JPMIM employs a philosophy that emphasizes long-term investments in growth companies with leading competitive positions, run by management that can sustain growth over a period of many years.

JPMorgan Core Bond Fund

JPMorgan Core Bond Fund seeks to maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities. The Fund invests mainly in investment grade bonds and debt securities (or unrated bonds and debt securities which JPMorgan Investment Advisors determines to be of comparable quality). These include U.S. government obligations and mortgage-backed and asset-backed securities. JPMorgan Investment Advisors analyzes four major factors in managing and constructing the Fund: duration, market sector, maturity concentrations and individual securities. JPMorgan Investment Advisors looks for market sectors and individual securities that it believes will perform well over time. JPMorgan Investment Advisors is value oriented and selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction.

JPMorgan Core Plus Bond Fund

JPMorgan Core Plus Bond Fund seeks a high level of current income by investing primarily in a diversified portfolio of high-, medium- and low-grade debt securities. The Fund mainly invests in investment grade debt securities (or unrated debt securities that are determined to be of comparable quality by JPMorgan Investment Advisors). In addition, the Fund also may invest in bonds, convertible securities, preferred stock, loan participations and other debt securities rated below investment grade (i.e., high yield or junk bonds.) The Fund may not invest more than 30% of its total assets in such high yield securities. The Fund also invests in mortgage-backed and asset-backed securities, and certain obligations and securities of foreign issuers. The Fund invests in securities with short to long maturities. JPMorgan Investment Advisors selects securities for the fund by analyzing both individual securities and different market sectors. JPMorgan Investment Advisors looks for market sectors and individual securities that it believes will perform well over time. JPMorgan Investment Advisors selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complete legal and technical structure of the transaction. JPMorgan Investment Advisors has retained JPMorgan High Yield Partners as the sub-adviser with respect to the high yield portion of the Fund. JPMorgan High Yield Partners focuses on value in choosing securities for the Fund by looking at individual securities against the context of broader market factors.

JPMorgan Disciplined Equity Fund	JPMorgan Disciplined Equity Fund seeks to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the

S&P 500 Index.[1] Under normal circumstances, the Fund invests at least 80% of its assets in equity securities. The Fund primarily invests in large- and mid-capitalization U.S. companies. Sector by sector, the Fund’s weighting are similar to those of the S&P 500 Index. The Fund does not look to overweight or underweight sectors relative to the S&P 500 Index.

[1] “S&P 500” is a registered service mark of Standard & Poor’s Corporation, which does not sponsor and is in no way affiliated with the Fund.

JPMorgan Diversified Mid Cap Growth Fund

JPMorgan Diversified Mid Cap Growth Fund seeks growth of capital and, secondarily, current income by investing primarily in equity securities. The Fund invests in securities that have the potential to produce above-average earnings growth per share over a one-to-three year period. The Fund typically invests in mid-cap companies with market capitalizations similar to those within the universe of the Russell MidCap Growth Index at the time of investment. Typically, the Fund acquires shares of companies with a history of above-average growth, as well as those companies expected to enter periods of above-average growth. Dividend return is not a primary factor in security selection. The Fund also invests in smaller companies in emerging growth industries.

JPMorgan Diversified Mid Cap Value Fund

JPMorgan Diversified Mid Cap Value Fund seeks capital appreciation with the secondary goal of achieving current income by investing primarily in equity securities. The Fund invests mainly in equity securities of mid-cap companies with market capitalizations similar to those within the universe of the Russell Mid Cap Value Index at the time of investment. In choosing investments, the Fund considers the issuer’s soundness and earnings prospects on a long-term basis. In seeking to achieve the objective of capital appreciation, JPMorgan Investment Advisors uses a value-oriented approach. Companies are mainly selected based upon such valuation characteristics as price-to-earnings, price-to-book, and price-to-cash flow ratios which are at a discount to market averages. JPMorgan Investment Advisors also evaluates companies based on private market value, balance sheet strength, management depth and quality, market and industry position, normalized return on capital and the company’s business model. As a secondary consideration, JPMorgan Investment Advisors looks for companies that have the potential to increase their dividends over time. JPMorgan Investment Advisors also gives some consideration to a value company’s opportunity for growth in earnings, book value and cash flow. Stocks are sold based on price considerations or when other stocks present better opportunities.

JPMorgan Dynamic Small Cap Fund

JPMorgan Dynamic Small Cap Fund seeks capital growth over the long term. Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of small-cap companies. Small-cap companies are companies with market capitalizations equity to those within the universe of Russell 2000 Growth Index stocks at the time of purchase.

JPMorgan Emerging Markets Debt Fund

JPMorgan Emerging Markets Debt Fund seeks to provide high total return from a portfolio of fixed income securities of emerging markets issuers. Under normal circumstances, the Fund invests at least 80% of the value of its assets in emerging market debt investments. The Fund invests primarily in debt securities that it believes have the potential to provide a high total return from countries whose economies or bond markets are less developed. This designation currently includes most countries in the world except Australia, Canada, Hong Kong, Japan, New Zealand, the U.S., the United Kingdom and most western European countries. Issuers of portfolio securities may include foreign governments, corporations, and financial institutions. These securities may be of any maturity and quality, but under normal market conditions the Fund’s duration will generally be similar to that of the Emerging Markets Bond Index Global. The Fund does not have any minimum quality rating and may invest without limit in securities that are rated below investment grade sometimes called junk bonds (or the unrated equivalent). The Fund may use derivatives as substitutes for securities in which it can invest.

JPMorgan Emerging Markets Equity Fund

JPMorgan Emerging Markets Equity Fund seeks to provide high total return from a portfolio of equity securities of emerging markets issuers. Under normal circumstances, the Fund invests at least 80% of the value of its assets in equity securities of emerging markets. Emerging markets include most countries in the world except Australia, Canada, Japan, New Zealand, the U.S., the United Kingdom and most countries of western Europe. Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants to buy common stocks and privately placed securities. The Fund may also invest to a lesser extent in debt securities of the above countries. The Fund may overweight or underweight countries relative to its benchmark, the Morgan Stanley Capital International (MCSI) Emerging Markets Equity Free Index. The Fund emphasizes securities that are ranked as undervalued, while underweighting or avoiding securities that appear overvalued. The Fund typically maintains full currency exposure to those markets in which it invests. However, the Fund may from time to time hedge a portion of its foreign currency exposure into the U.S. dollar. By emphasizing undervalued securities, the Fund has the potential to produce returns that exceed those of the Fund’s benchmark. At the same time, the Fund seeks to limit its volatility to that of the benchmark. The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest. The Fund may also invest in debt securities, high yield debt securities, mortgage-related securities, dollar rolls and shares of other investment companies.

JPMorgan Enhanced Income Fund

JPMorgan Enhanced Income Fund seeks to provide high current income consistent with principal preservation. The Fund invests in taxable fixed-income securities, including asset-backed and mortgage-backed securities, U.S. government and agency securities, domestic and foreign corporate bonds and money market instruments, that the adviser believes have the potential to provide high current income. These securities may be of any maturity, but under normal market conditions the Fund’s duration will be no longer than 1.5 years. Also, the Fund may use interest rate swaps, futures contracts and options to help manage duration, yield curve exposure and credit and spread volatility.

JPMorgan Equity Income Fund

JPMorgan Equity Income Fund seeks current income through regular payment of dividends with the secondary goal of achieving capital appreciation by investing primarily in equity securities. The Fund attempts to keep its dividend yield above the Standard & Poor’s 500 Index (S&P 500 Index)[1] by investing in common stock of corporations that regularly pay dividends, as well as stocks with favorable long-term fundamental characteristics. As part of its main investment strategy, the Fund may invest in convertible bonds and REITs. Because yield is the main consideration is selecting securities, the Fund may purchase stocks of companies that are out of favor in the financial community and are, therefore selling below what JPMorgan Investment Advisors believes to be their long-term investment value.

[1] “S&P 500” is a registered service mark of Standard & Poor’s Corporation, which does not sponsor and is in no way affiliated with the Fund.

JPMorgan Equity Index Fund

JPMorgan Equity Index Fund seeks investment results that correspond to the aggregate price and dividend performance of the securities in the S&P 500 Index.[1] The Fund invests mainly in stocks included in the S&P 500 Index. The Fund also may invest in stock index futures and other equity derivatives. JPMorgan Investment Advisors attempts to track the performance of the S&P 500 Index to achieve a correlation of 0.95 between the performance of the Fund and that of the S&P 500 Index without taking into account the Fund’s expenses.

[1] “S&P 500” is a registered service mark of Standard & Poor’s Corporation, which does not sponsor and is in no way affiliated with the Fund.

JPMorgan Federal Money Market Fund

JPMorgan Federal Money Market Fund aims to provide current income while still preserving capital and maintaining liquidity. Under normal conditions, the Fund invests its assets exclusively in obligations of the U.S. Treasury, including Treasury bills, bonds and notes and debt securities that certain U.S. government agencies or instrumentalities have either issued or guaranteed as to principal and interest. The Fund is managed to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940.

JPMorgan Global Strategic Income Fund

JPMorgan Global Strategic Income Fund seeks to provide high total return from a portfolio of fixed income securities of foreign and domestic issuers. The Fund invests in a wide range of debt securities from the U.S. and other markets, both developed and emerging. Issuers may included governments, corporations, financial institutions and supranational organizations that the Fund believes have the potential to provide a high total return over time.

JPMorgan Government Bond Fund

JPMorgan Government Bond Fund seeks a high level of current income with liquidity and safety of principal. The Fund limits its investments to securities issued by the U.S. government and its agencies and instrumentalities (e.g., government bonds) or related to securities issued by the U.S. government and its agencies and instrumentalities. The Fund mainly invests in government bonds with intermediate to long remaining maturities. These include mortgage-backed securities. JPMorgan Investment Advisors looks for individual securities that it believes will perform well over market cycles. The Government Bond Fund spreads its holdings across various security types within the government market sector (e.g., U.S. government agency securities and agency mortgage-backed securities). JPMorgan Investment Advisors selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk and the complex legal and technical structure of the transaction.

JPMorgan Growth Advantage Fund

JPMorgan Growth Advantage Fund seeks to provide long-term capital growth. The Fund will invest primarily in equity securities across all market capitalizations. Although the Fund may invest in securities of companies across all market capitalizations, it may at any given time invest a significant portion of its assets in companies of one particular market capitalization category, such as large-capitalization companies when the adviser, JPMIM, believes such companies offer attractive opportunities. The Fund invests in companies that JPMIM believes have strong earnings growth potential.

JPMorgan Growth and Income Fund

JPMorgan Growth and Income Fund seeks to provide capital growth over the long-term and earn income from dividends. Under normal circumstances, the Fund invests at least 80% of its assets in common stocks. JPMIM applies an active equity management style focused on identifying attractively valued stocks given their growth potential over a long-term time horizon. The securities held by the Fund will be of companies with market capitalizations equity to those within the universe of S&P 500/BARRA Value Index stocks. The adviser will emphasize companies which are leaders within their sectors. The Fund will focus on companies with strong revenue gains and positive earnings trends. The Fund will also emphasize companies with low price-to-book and price-to-cash flows ratios. The Fund will seek to earn income by investing in companies that display, or have the potential for displaying, level or rising dividends.

JPMorgan High Yield Bond Fund

JPMorgan High Yield Bond Fund seeks a high level of current income by investing primarily in a diversified portfolio of debt securities which are rated below investment grade or are unrated. Capital appreciation is a secondary objective. The Fund invests in all types of high-yield, high-risk debt securities. The Fund also may invest in convertible securities, preferred stock, common stock, and loan participations. The Fund’s investments generally will be rated below investment grade or unrated. Such securities are also known as junk bonds. The Fund’s sub-adviser, JPMorgan High Yield Partners, focuses on value in choosing securities for the Fund by looking at individual securities against the context of broader market factors. JPMorgan High Yield Partners monitors investments on an ongoing basis by staying abreast of positive and negative credit developments and having regular discussions with senior management of issuers of the Fund’s investments.

JPMorgan Intermediate Bond Fund

JPMorgan Intermediate Bond Fund seeks current income consistent with the preservation of capital through investments in high- and medium-grade fixed-income securities with intermediate maturities. The Fund mainly invests in investment grade debt securities of all types (or unrated debt securities which JPMorgan Investment Advisors determines to be of comparable quality) including bonds, notes and U.S. government obligations with intermediate maturities. These include mortgage-backed and asset-backed securities. JPMorgan Investment Advisors selects securities for the Fund by analyzing both individual securities and different market sectors. JPMorgan Investment Advisors looks for market sectors and individual securities it believes will perform well over time. JPMorgan Investment Advisors selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction.

JPMorgan International Equity Fund

JPMorgan International Equity Fund seeks total return from long-term capital growth and income. Under normal conditions, the Fund will invest at least 80% of the value of its assets in equity investments. The Fund will primarily invest in foreign companies of various sizes, including foreign subsidiaries of U.S. companies. Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and rights and warrants to buy common stocks. The Fund may also invest in securities denominated in U.S. dollars, major reserve currencies, currencies of other countries in which it can invest, derivatives, investment-grade debt securities, and mortgage-related securities. In managing the Fund, JPMIM seeks to diversify the Fund’s portfolio by investing in at least three different issuers in countries other than the United States, but may invest a substantial part of its assets in just one country. The Fund intends to invest in companies (or governments) in the Far East (including Japan, Hong Kong, Singapore and Malaysia), Western Europe (including the United Kingdom, Germany, the Netherlands, France, Switzerland, Italy, Scandinavia and Spain), Australia, Canada, and other countries or other areas that the sub-adviser may select from time to time. A substantial part of the Fund’s assets may be invested in U.S. companies based in countries that are represented in the Morgan Stanley Capital International (MSCI), Europe, Australia and Far East (EAFE) Index. However, the Fund may also invest in companies or governments in emerging markets.

JPMorgan International Equity Index Fund

JPMorgan International Equity Index Fund seeks to provide investment results that correspond to the aggregate price and dividend performance of the securities in the Morgan Stanley Capital International Europe, Australasia, Far East Gross Domestic Product Index (MSCI EAFE GDP Index).[1] The Fund invests mainly in foreign stocks included in the MSCI EAFE GDP Index. The Fund may also invest in stock index futures. The Fund’s investment adviser attempts to track the performance of the MSCI EAFE GDP Index to achieve a correlation of 0.90 between the performance of the Fund and that of the MSCI EAFE GDP Index, without taking into account the Fund’s expenses. As part of its investment strategy, the Fund may invest in securities of emerging international markets such as Mexico, Chile and Brazil. The Fund’s investment adviser selects securities of emerging markets that are included in the Morgan Stanley Emerging Market Free Index based on size, risk and ease of investing in the country’s market (e.g. reasonable settlement procedures). Most of the Fund’s assets will be denominated in foreign currencies.

[1] “MSCI EAFE GDP Index” is a registered service mark of Morgan Stanley Capital International, which does not sponsor and is in no way affiliated with the Fund.

JPMorgan International Growth Fund

JPMorgan International Growth Fund seeks total return from long-term capital growth. Total return consists of capital growth and current income. The Fund invests principally in equity securities of companies located in the major developed regions of the world outside the United States. Under normal circumstances, the Fund will invest at least 65% of its total assets in equity securities of such issuers, which may include foreign subsidiaries of U.S. companies. The Fund may, from time to time, also invest in securities of U.S. issuers.

JPMorgan International Opportunities Fund

JPMorgan International Opportunities Fund seeks to provide high total return from a portfolio of equity securities of foreign companies in developed and, to a lesser extent, emerging markets. The Fund’s assets are invested primarily in equity securities of companies from developed countries other than the United States. The Fund’s assets may also be invested to a limited extent in emerging markets issuers. Developed countries include Australia, Canada, Japan, New Zealand, the United Kingdom, and most of the countries of western Europe; emerging markets include most other countries in the world.

JPMorgan International Value Fund

JPMorgan International Value Fund seeks to provide high total return from a portfolio of foreign company equity securities. The Fund invests primarily in equity securities from developed countries included in the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Value Index[1], which is the fund’s benchmark. The Fund typically does not invest in U.S. companies. The Fund’s sector weightings generally approximate those of the MSCI EAFE Value Index, although it does not seeks to mirror the index in its choice of individual securities. In choosing stocks, the Fund emphasizes those that are ranked as undervalued according to the proprietary research of the adviser, JPMIM, while underweighting or avoiding those that appear overvalued.

[1] “MSCI EAFE Value Index” is a registered service mark of Morgan Stanley Capital International, which does not sponsor and is in no way affiliated with the Fund.

JPMorgan Intrepid America Fund

JPMorgan Intrepid America Fund seeks to provide long-term capital growth. Under normal circumstances, the Fund invests at least 80% of its assets in equity investments of large-capitalization (generally over $10 billion at the time of purchase) and mid-capitalization (generally between $1 billion and $10 billion at the time of purchase) companies. Although the Fund may invest in securities of large- and mid-capitalization companies, it may at any given time invest a significant portion of its assets in companies of one particular market capitalization category, when JPMIM believes such companies offer attractive opportunities. The Fund invests in a broad portfolio of common stocks of companies that JPMIM believes are undervalued and/or have strong growth potential. It combines a “value” style strategy, which focuses on underlying securities that have a market price below what JPMIM believes they are worth, with a “growth” style strategy, which focuses on identifying securities that JPMIM believes have above-average growth potential over a long-term horizon.

JPMIM applies an active equity management style to identify value- and growth-oriented securities with momentum. Sector by sector, the Fund may overweight its holdings of equity securities relative to those of the Russell 1000 Index. The Fund will sell a stock if JPMIM determines that the issuer no longer meets the Fund’s investment criteria or if JPMIM believes that more attractive opportunities are available.

JPMorgan Intrepid Multi Cap Fund

JPMorgan Intrepid Multi Cap Fund seeks to provide long-term capital appreciation. Under normal circumstances, the Fund invests at least 80% of its assets in equity investments of large- and mid-capitalization companies. The Fund will generally invest in companies with a market capitalization of $500 million or greater at the time of purchase. Although the Fund may invest in securities across all market capitalizations, it may at any given time invest a significant portion of its assets in companies of one particular market capitalization category, when JPMIM believes such companies offer attractive opportunities. The Fund invests in a broad portfolio of common stocks of companies that JPMIM believes are undervalued and/or have strong growth potential. It combines a “value” style strategy, which focuses on underlying securities that have a market price below what JPMIM believes they are worth, with a “growth” style strategy, which focuses on identifying securities that JPMIM believes have above-average growth potential over a long-term horizon.

JPMIM applies an active equity management style to identify value- and growth-oriented securities with momentum. Sector by sector, the Fund may overweight its holdings of equity securities relative to those of the Russell 3000 Index. The Fund will sell a stock if JPMIM determines that the issuer no longer meets the Fund’s investment criteria or if JPMIM believes that more attractive opportunities are available.

JPMorgan Intrepid European Fund

JPMorgan Intrepid European Fund seeks total return from long-term capital growth. Total return consists of capital growth and current income. The Fund invests primarily in equity securities issued by companies with principal business activities in western Europe. Under normal market conditions, the Fund invests at least 80% of the value of its assets in equity securities of European issuers.

JPMorgan Intrepid Growth Fund

JPMorgan Intrepid Growth Fund seeks to provide long-term capital growth. Under normal circumstances, the Fund invests at least 80% of its assets in equity investments of large-capitalization (generally over $10 billion at the time of purchase) and mid- capitalization (generally between $1 billion and $10 billion at the time of purchase) companies. Although the Fund may invest in securities of large- and mid-capitalization companies, it may at any given time invest a significant portion of its assets in companies of one particular market capitalization category, when JPMIM believes such companies offer attractive opportunities. The Fund invests in a broad portfolio of common stocks that JPMIM believes have strong earnings growth potential. A “growth” style strategy focuses on identifying securities that JPMIM believes have above-average growth potential over a long-term time horizon. JPMIM applies an active equity management style to identify growth-oriented companies with earnings momentum, earnings growth potential, price momentum and other characteristics consistent with growth investing. Sector by sector, the Fund may overweight its holdings of equity securities relative to those of the Russell 1000 Growth Index. The Fund will sell a stock if JPMIM determines that the issuer no longer meets the growth criteria listed above or if it believes that more attractive opportunities are available.

JPMorgan Intrepid International Fund

JPMorgan Intrepid International Opportunities Fund seeks to maximize long-term capital growth by investing primarily in equity securities in developed markets outside the U.S. The Fund’s assets are invested primarily in equity securities of companies from developed countries other than the U.S. The Fund’s assets also may be invested, to a limited extent, in equity securities of companies from emerging markets. Developed countries include Australia, Canada, Japan, New Zealand, the United Kingdom and most of the countries of western Europe; emerging markets include most of the other countries in the world.

JPMorgan Intrepid Long/Short Fund

JPMorgan Intrepid Long/Short Fund seeks to provide long term capital appreciation. Under normal circumstances, the Fund will invest at least 80% of its assets in long and short positions with respect to equity securities. The Fund will take long positions in securities the adviser believes offer attractive return potential and sell short securities the adviser believes will underperform. Selling a security short allows the Fund to earn a return from stocks that the Fund’s adviser expects to underperform, as well as enabling the Fund to establish additional long positions while keeping the Fund’s net exposure to the market at a level similar to a traditional “long-only” strategy. By purchasing equity securities expected to outperform and underweighting or selling short equity securities expected to underperform while maintaining a full exposure to the equity market, the Fund seeks to produce returns that exceed those of the Russell 1000 Index. At the same time, by controlling factor or risk exposures through portfolio construction, the Fund seeks to limit its volatility to that of the overall market, as represented by the Russell 1000 Index. The Fund can underweight or overweight industries or sectors when it believes such underweighting or overweighting will benefit performance.

JPMorgan Intrepid Mid Cap Fund

JPMorgan Intrepid Mid Cap Fund seeks long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations. The Fund invests mainly in equity securities of mid-cap companies with market capitalizations similar to those within the universe of the Russell Mid Cap Index at the time of investment. The Fund looks for companies of this size with strong potential, attractive valuation, growing market share and a sustainable competitive advantage. In choosing mid cap securities, the Fund invests in both value- and growth-oriented companies.

JPMorgan Intrepid Value Fund

JPMorgan Intrepid Value Fund seeks to provide long-term capital appreciation. Under normal circumstances, the Fund invests at least 80% of its assets in equity investments of large-capitalization (generally over $10 billion at the time of purchase) and mid-capitalization (generally between $1 billion & $10 billion at the time of purchase) companies. Although the Fund may invest in securities of large- and mid-capitalization companies, it may at any given time invest a significant portion of its assets in companies of one particular market capitalization category, when JPMIM believes such companies offer attractive opportunities. The Fund invests in a broad portfolio of common stocks that JPMIM believes are undervalued. A “value” style strategy focuses on identifying securities that have a market price below what JPMIM believes they are worth, taking into consideration, but not limited to, such items as price-to-earnings ratios, the long-term potential to increase in value and other characteristics consistent with value investing. JPMIM applies an active equity management style to identify value-oriented companies with relatively low price-to-earnings ratios and other characteristics consistent with the value investing. Sector by sector, the Fund may overweight its holdings of equity securities relative to those of the Russell 1000 Value Index. JPMIM will try to identify companies which are determined to be undervalued according to JPMIM’s proprietary research, while underweighting or avoiding those that appear overvalued.

JPMorgan Japan Fund

JPMorgan Japan Fund seeks total return from long-term growth. Total return consists of capital growth and current income. Under normal conditions, the Fund will invest at least 80% of its assets in equity securities of Japanese issuers. The fund, may, from time to time, also invest in securities traded in other markets of the Pacific and the Far East. Under normal circumstances, the Fund anticipates that most of its assets will be invested in securities traded on Japanese markets.

JPMorgan Large Cap Growth Fund

JPMorgan Large Cap Growth Fund seeks long-term capital appreciation and growth of income by investing primarily in equity securities. The Fund invests mainly in equity securities of large, well-established companies. Typically, the Fund invests in companies with a history of above-average growth or companies expected to enter periods of above-average growth. Companies are selected based upon such valuation characteristics as price-to-earnings, price-to-sales and price-to-cash flows as compared to their peers and their expected and historic growth rates. Stocks are sold based upon price considerations or when deteriorating fundamentals are expected to be long-term in nature.

JPMorgan Large Cap Value Fund

JPMorgan Large Cap Value Fund seeks capital appreciation with the incidental goal of achieving current income by investing primarily in equity securities. The Fund invests mainly in equity securities of large companies with market capitalizations in excess of $4 billion at the time of investment. In reviewing investment opportunities, JPMorgan Investment Advisors uses a value-oriented approach. Companies are mainly selected based upon such valuation characteristics as price-to-earnings, price-to-book, and price-to-cash flow ratios which are at a discount to market averages. JPMorgan Investment Advisors also evaluates companies based on private market value, balance sheet strength, management depth and quality, market and industry position, normalized return on capital and the company’s business model. The Fund also may invest in the stock of companies which have “breakup values” well in excess of current market values or which have uniquely undervalued corporate assets. JPMorgan Investment Advisors also gives some consideration to a value company’s opportunity for growth in earnings, book value and cash flows. Stocks are sold based on price considerations or when other stocks present better opportunities.

JPMorgan Liquid Assets Money Market Fund

JPMorgan Liquid Assets Money Market Fund seeks current income with liquidity and stability of principal. The Fund invests in high-quality, short-term money market instruments which are issued and payable in U.S. dollars. The Fund principally invests in high quality commercial paper and other short-term debt securities, including floating and variable rate demand notes of U.S. and foreign corporations; debt securities issued or guaranteed by qualified U.S. and foreign banks, including certificates of deposit, time deposits and other short-term securities; securities issued or guaranteed by the U.S. government, its agencies or instrumentalities; asset-backed securities; repurchase agreements and reverse repurchase agreements; taxable municipal obligations; and funding agreements issued by banks and highly rated U.S. insurance companies such as Guaranteed Investment Contracts (GICs) and Bank Investment Contracts (BICs). The Fund is managed to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940.

JPMorgan Market Expansion Index Fund

JPMorgan Market Expansion Index Fund seeks to provide a return which substantially duplicates the price and yield performance of domestically traded common stocks in the small- and mid-capitalization equity markets, as represented by a market capitalization weighted combination of the Standard and Poor’s SmallCap 600 Index (S&P SmallCap 600) and the Standard and Poor’s MidCap 400 Index (S&P MidCap 400).[1] The Fund invests in stocks of medium-sized and small U.S. companies that are included in the S&P SmallCap 600 and S&P MidCap 400 and which trade on the New York and American Stock Exchanges as well as over-the-counter stocks that are part of the National Market System. The Fund seeks to closely track the sector and industry weights within the combined indices. Because the Fund uses an enhanced index strategy, not all of the stocks in the indices are included in the Fund and the Fund’s position in an individual stock may be overweighted or underweight when compared to the indices. Nonetheless, the Fund, under normal circumstances, will hold 80% or more of the stocks in the combined indices in order to closely replicate the performance of the combined indices. The Fund seeks to achieve a correlation between the performance of its portfolio and that of the indices of at least 0.95, without taking into account the Fund’s expenses.

[1]	“S&P SmallCap 600” and “S&P MidCap 400” are registered service marks of Standard & Poor’s Corporation, which does not sponsor and is in no way affiliated with the Fund.

JPMorgan Market Neutral Fund

JPMorgan Market Neutral Fund seeks to provide long-term capital appreciation from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing. The Fund takes long and short positions in different securities, selecting from a universe of mid- to large-capitalization stocks with characteristics similar to those of the Russell 1000 and/or Standard & Poor’s 500 (S&P 500) Indexes, in an effort to insulate the Fund’s performance from the effects of general stock market movements. In rising markets, the Fund expects that the long positions will appreciate more rapidly than the short positions, and in declining markets, that the short positions will decline faster than the long positions. The Fund expects that this difference in rates of appreciation, along with any returns on cash generated by short sales, will generate a positive return; the Fund pursues returns exceeding those of 90-day U.S. Treasury Bills. The Fund purchases securities that it believes are undervalued and sell securities that it believes are overvalued. The long and short positions are matched on a variety of risk characteristics in order to limit exposure to macroeconomic factors. In each sector in which the Fund invests, it balances the dollars invested in long and short positions to remain sector neutral. In attempting to neutralize market and sector risks, the Fund emphasizes stock selection as the primary means of generating returns. The Fund may also invest in derivatives and mortgage-related securities. In managing the Fund, JPMIM employs a three-step process that combines research, valuation and stock selection. JPMIM takes an in-depth look at company prospects over a relatively long period — often as much as five years — rather than focusing on near-term expectations. This approach is designed to provide insight into a company’s real growth potential.

JPMorgan Micro Cap Fund

JPMorgan Micro Cap Fund seeks capital growth over the long term. Under normal circumstances, the Fund invests at least 80% of its assets in securities of micro cap companies. Micro cap companies are companies with market capitalization equal to those within the universe of the Russell Microcap Index at the time of investment. As of July 1, 2005, market capitalizations of companies in the Russell Microcap Index ranged from approximately $54.8 million to $539.8 million. Equity Securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, real estate investment trust (REITs), depositary receipts and warrants to buy common stock.

JPMorgan Mid Cap Equity Fund

JPMorgan Mid Cap Equity Fund seeks long-term capital growth. Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of mid-cap companies with market capitalizations equal to those within the universe of the Russell Midcap Index securities at the time of purchase. The Fund may also invest in REITs, shares of exchange-traded funds, derivatives, mortgage-related securities and dollar rolls. In managing the Fund, JPMIM uses an active equity management style focused on investing in mid-sized companies that are increasing their market share with strong earnings prospects. JPMIM emphasizes companies with strong revenue gains, positive earnings trends, value-added or niche products, dependable product or services and/or superior earnings per share compared to other mid-sized companies.

JPMorgan Mid Cap Value Fund

JPMorgan Mid Cap Value Fund seeks growth from capital appreciation. Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of mid-cap companies with market capitalizations between $1 billion and $20 billion at the time of purchase. Under normal circumstances, the Fund will only purchase securities that are traded on registered exchanges or in the over-the-counter market in the United States.

JPMorgan Mortgage-Backed Securities Fund

JPMorgan Mortgage-Backed Securities Fund seeks to maximize total return by investing primarily in a diversified portfolio of debt securities backed by pools of residential and/or commercial mortgages. The Fund invests mainly in investment grade bonds and debt securities (or unrated bonds and debt securities which the Fund’s adviser determines to be of comparable quality.) These include mortgage-backed securities issued by U.S. government agencies or instrumentalities, commercial mortgage securities and collateralized mortgage obligations. The Fund also may invest in other types of non-mortgage related debt securities, including U.S. government securities, asset-backed securities, municipal securities and corporate debt securities. The Fund’s adviser analyzes four major factors in managing and constructing the Fund: duration, market sector, maturity concentrations and individual securities after performing a risk/reward analysis that includes evaluation of interest rate risk, credit risk and the complex legal and technical structure of the transaction.

JPMorgan Multi-Cap Market Neutral Fund

JPMorgan Multi-Cap Market Neutral Fund seeks long-term capital preservation and growth by using strategies designed to produce returns which have no correlation with general domestic market performance. The Fund attempts to neutralize exposure to general domestic market risk by primarily investing in common stocks that JPMorgan Investment Advisors considers to be attractive and ‘short selling’ stocks that JPMorgan Investment Advisors considers to be unattractive. JPMorgan Investment Advisors considers a company’s fundamentals and valuation in determining whether a stock is attractive or unattractive and whether to invest in or short-sell a stock. The Fund uses a multi-style approach, meaning that it may invest across different industries, sectors and capitalization levels targeting both value- and growth-oriented domestic companies. The Fund intends to maintain approximately equal value exposure in its long and short positions in order to offset the effects on its performance resulting from general domestic stock market movements or sector swings. Because the Fund seeks return over the long term, JPMorgan Investment Advisors will not attempt to time the market.

JPMorgan Prime Money Market Fund

JPMorgan Prime Money Market Fund aims to provide the highest possible level of current income while still maintaining liquidity and preserving capital. The Fund invests in high quality, short-term money market instruments which are issued and payable in U.S. dollars. The Fund principally invests in high quality commercial paper and other short-term debt securities, including floating and variable rate demand notes of U.S. and foreign corporation, debt securities issued or guaranteed by qualified U.S. and foreign banks, including certificates of deposits, time deposits and other short-term securities, securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, asset-backed securities, repurchase agreements and reverse repurchase agreements, taxable municipal obligations and funding agreements issued by banks and highly rated U.S. insurance companies, such as Guaranteed Investment Contracts (GICs) and Bank Investment Contracts (BICs). The Fund is managed to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940.

JPMorgan Real Return Fund

The Real Return Fund seeks to maximize inflation protected return. The Fund invests primarily in a portfolio of inflation-linked securities and inflation and non-inflation- linked swaps, options, futures contracts, and other derivatives. “Real Return” means total return less the estimated cost of inflation. Inflation-linked securities include fixed and floating rate debt securities of varying maturities issued by the U.S. government, its agencies and instrumentalities, such as Treasury Inflation Protected Securities (TIPS). The Fund also invests in inflation-linked debt securities issued by other entities such as corporations, foreign government and other foreign issuers. The Fund will utilize conventional fixed income strategies including duration management; credit sector; and yield curve management; and relative value trading. Further the Fund will actively manage the inflation protection components using a variety of strategies and tools. The Fund may also invest a significant portion of its assets in derivatives, such as futures contracts and options. The Fund will invest primarily in securities that, at the time of purchase, are rated as investment grade or the equivalent by a national rating organization, or unrated but deemed by the adviser to be a comparable quality. The

Fund may invest in shares of other investment companies, including shares of affiliated investment companies.

JPMorgan Realty Income Fund

Realty Income Fund seeks to achieve high total investment return through a combination of capital appreciation and current income. The Fund seeks to achieve its objective by investing substantially all of its assets and in any event under normal circumstances at least 80% of its net assets (plus the amount of any borrowings for investment purposes), in equity securities of REITs, including REITs with relatively small market capitalization. The Fund invests in equity REITs and mortgage REITs. JPMIM manages the Fund utilizing a disciplined investment process that focuses on superior stock selection rather than sector or theme bets. JPMIM’s portfolio management team continuously screens the target universe of investments, selecting companies that exhibits superior financial strength, operating returns and attractive growth prospects. The investment style of the Fund is growth at a reasonable price. The portfolio managers take an in-depth look at each company’s ability to generate earnings over a long-term business cycle, rather than focusing solely on near-term expectations. These research efforts allow the portfolio management team to determine the company’s normalized earnings and growth potential, from which they evaluate whether the company’s current price fully reflects its long-term value.

JPMorgan Short Term Bond Fund

JPMorgan Short Term Bond Fund seeks to provide high total return, consistent with low volatility of principal. Under normal circumstances, the Fund invests at least 80% of the value of its assets in debt investments. These investments can include asset-backed and mortgage-related securities, U.S. government and agency securities, domestic and foreign corporate bonds, private placements and money market instruments that is believes have the potential to provide a high total return over time. These securities may be of any maturity, but under normal market conditions the Fund’s duration will range between one and three years, similar to that of the Merrill Lynch 1-3 Year Treasury Index.

JPMorgan Short Term Bond Fund II

JPMorgan Short Term Bond Fund II seeks a high level of income, consistent with preservation of capital. Under normal circumstances, the Fund invests at least 80% of the value of its assets in debt investment. These investments can include asset-backed and mortgage-backed securities, U.S. government and agency securities, domestic and foreign corporate bonds, private placements and money market instruments, that it believes have the potential to provide a high total return over time. These securities may be of any maturity, but under normal market conditions the Fund’s duration will range between one and three years.

JPMorgan Small Cap Core Fund

JPMorgan Small Cap Core Fund seeks capital growth over the long term. Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of small cap companies with market capitalizations equal to those within the universe of Russell 2000 Index.

JPMorgan Small Cap Equity Fund

JPMorgan Small Cap Equity Fund seeks capital growth over the long term. Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of small-cap companies with market capitalizations equal to those within the universe of S&P SmallCap 600 Index Stocks at the time of purchase.

JPMorgan Small Cap Growth Fund

JPMorgan Small Cap Growth Fund seeks long-term capital growth primarily by investing in a portfolio of equity securities of small-capitalization and emerging growth companies. Under normal circumstances, at least 80% of the Fund’s assets will be invested in the securities of small-capitalization companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. Small-cap companies are companies with market capitalizations equal to those within the universe of the Russell 2000 Growth Index stocks at the time of purchase. Market capitalization is the total market value of a company’s shares. Typically, the Fund invests in securities of companies with a history of above-average growth, as well as companies expected to have above-average growth.

JPMorgan Small Cap Value Fund

JPMorgan Small Cap Value Fund seeks long-term capital growth primarily by investing in equity securities of small-capitalization companies. Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of small-cap companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. Small-cap companies are companies with market capitalizations equal to those within the universe of the Russell 2000 Value Index stocks at the time of purchase. Market capitalization is the total market value of a company’s shares. In reviewing investment opportunities for the Fund, JPMorgan Investment Advisors uses a value-oriented approach.

JPMorgan Treasury & Agency Fund

JPMorgan Treasury & Agency Fund seeks a high level of current income by investing in U.S. Treasury and other U.S. agency obligations with a primary, but no exclusive, focus on issues that produce income exempt from state income taxes. The Fund invests in U.S. Treasury and other U.S. agency obligations including U.S. Treasury bills, notes, agency debentures, repurchase agreements and other obligations issued or guaranteed by U.S. government agencies and instrumentalities. The Fund’s adviser selects securities for the Fund by analyzing both individual securities and different market sectors. The Fund’s adviser looks for individual securities that it believes will perform well over time. The Fund spreads its holdings across various security types and concentrates on issues with short or intermediate remaining maturities. The Fund’s adviser selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk and the complex legal and technical structure of the transaction.

JPMorgan U.S. Equity Fund

JPMorgan U.S. Equity Fund seeks to provide high total return from a portfolio of selected equity securities. Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of U.S. companies. The Fund primarily invests in large- and medium-capitalization U.S. companies. Sector by sector, the Fund’s weightings are similar to those of the S&P 500 Index[1]. The Fund can moderately underweight or overweight sectors when it believes it will benefit performance. Within each sector, the Fund focuses on those equity securities that it considers most undervalued. The Fund generally considers selling equity securities that appear overvalued. By emphasizing undervalued equity securities, the Fund seeks to produce returns that exceed those of the S&P 500 Index. At the same time, by controlling the sector weightings of the Fund so they can differ only moderately from the sector weightings of the S&P 500 Index, the Fund seeks to limit its volatility to that of the overall market, as represented by this index.

[1]	“S&P 500” is a registered service mark of Standard & Poor’s Corporation which does not sponsor and is in no way affiliated with the Fund.

JPMorgan U.S. Government Money Market Fund

JPMorgan U.S. Government Money Market Fund seeks high current income with liquidity and stability of principal. Under normal conditions, the Fund invests in assets exclusively in debt securities issued or guaranteed by the U.S. government, or by U.S. government agencies and instrumentalities or repurchase agreements fully collateralized by U.S. Treasury and U.S. government securities. The Fund is managed to meet the requirements of including Rule 2a-7 under the Investment Company Act of 1940.

JPMorgan U.S. Large Cap Core Plus Fund

JPMorgan U.S. Large Cap Core Plus Fund seeks to provide a high total return from a portfolio of selected equity securities. Under normal circumstances, at least 80% of the value of the Fund’s assets, which are expected to include both long and short positions, will consist of different U.S. securities, selected from a universe of publicly traded large capitalization securities with characteristics similar to those comprising the Russell 1000 and the S&P 500 Indices. The Fund takes long and short positions mainly in equity securities and derivatives on those securities of companies that each have a market capitalization of at least $4 billion at the time of investment. For purposes of the Fund’s investment policies, an equity security is deemed to be a U.S. equity security if (i) the principal trading market for the security is in the U.S., (ii) the issuer is organized under the laws of the U.S., or (iii) the issuer derives at least 50% of its revenues or profits from or has at least 50% of its assets situated in the U.S. “Plus” in the Fund’s name refers to the additional return the Fund endeavors to add both relative to the S&P 500 Index[1] as well as relative to traditional strategies which do not have the ability to short stocks. Shorting stock allows the Fund to more fully exploit insight in stocks that the Fund’s manager expects to underperform, as well as enabling the Fund to establish additional long positions while keeping the Fund’s net exposure to the market at a level similar to a traditional ‘long-only” strategy.

[1]	“S&P 500” is a registered service mark of Standard & Poor’s Corporation which does not sponsor and is in no way affiliated with the Fund.

JPMorgan U.S. Real Estate Fund

JPMorgan U.S. Real Estate Fund seeks a high level of current income and long-term capital appreciation primarily through investments in real estate securities. The Fund mainly invests in common stocks of real estate investment trusts (REITs) and other real estate companies. The Fund may also invest in other types of equity securities of real estate companies including rights, warrants, convertible securities and preferred stocks. The Fund does not invest in real estate directly. In selecting securities for the Fund, the sub-adviser focuses on three fundamental research disciplines that the sub-adviser believes play an important role in the pricing of real estate companies: (1) real estate research which focuses on understanding the market pressures and factors that affect rent growth, occupancy and development; (2) company analysis which focuses on analyzing real estate companies within the Fund’s defined universe of investments and modeling their cash flow potential; and (3) market strategy which focuses on establishing appropriate cost of capital thresholds for pricing real estate companies in the covered universe of the companies, including consideration of the risks underlying the securities as well as the appetite for, and pricing risk of, risk in the broader equity and capital markets.

JPMorgan U.S. Small Company Fund

JPMorgan U.S. Small Company Fund seeks to provide high total return from a portfolio of small company stocks. Under normal circumstances, the Fund invests at least 80% of its assets in small-cap U.S. companies. Small-cap companies are companies with market capitalizations similar to those within the universe of the Russell 2000 Index. Sector by sector, the Fund’s weightings are similar to those of the Russell 2000 Index. The Fund can moderately underweight or overweight sectors when it believes it will benefit performance. Within each sector, the Fund focuses on those stocks that it considers most attractive. Stocks become candidates for sale when they appear unattractive or when the company is no longer a small-cap company. The Fund may also continue to hold them if it believes further substantial growth is possible. The Fund pursues returns that exceed those of the Russell 2000® Index while seeking to limit its volatility relative to this index.

JPMorgan U.S. Treasury Plus Money Market Fund

JPMorgan U.S. Treasury Plus Money Market Fund seeks current income with liquidity and stability of principal. Under normal conditions, the Fund invests its assets exclusively in obligations of the U.S. Treasury, including Treasury bills, bonds and notes and other obligations issued or guaranteed by the U.S. Treasury and repurchase agreements fully collateralized by U.S. Treasury securities. The Fund is managed to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940.

JPMorgan Ultra Short Term Bond Fund

JPMorgan Ultra Short Term Bond Fund seeks a high level of current income consistent with low volatility of principal by investing in a diversified portfolio of short-term investment grade securities. The Fund mainly invests in all types of investment grade debt securities (or unrated securities which JPMorgan Investment Advisors determines to be of comparable quality), including mortgage-backed securities, asset-backed securities and money market instruments. As part of its main investment strategy, the Fund invests in fixed and floating rate debt securities representing an interest in or secured by residential mortgage loans. JPMorgan Investment Advisors selects securities for the Fund by analyzing both individual securities and different market sectors. JPMorgan Investment Advisors looks for market sectors and individual securities that it believes will perform well over time. JPMorgan Investment Advisors selects individual securities after performing a risk/ reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical nature of the transaction.

JPMorgan Value Advantage Fund

JPMorgan Value Advantage Fund seeks to provide long-term total return from a combination of income and capital gains. The Fund will invest primarily in equity securities across all market capitalizations. Although the Fund may invest in securities of companies across all market capitalizations, it may at any give time invest a significant portion of its assets in companies of one particular market capitalization category, such as large-capitalization companies, when the adviser, JPMIM, believes such companies offer attractive opportunities. JPMIM uses a “bottom-up” approach in constructing the Fund’s portfolio, investing in quality businesses whose stock prices appear to be under valued.

Undiscovered Managers Behavioral Growth Fund

Undiscovered Managers Behavior Growth Fund seeks growth of capital. The Fund seeks to achieve its objective by investing primarily in common stocks of U.S. companies that the Fund’s sub-adviser, Fuller & Thaler, believes have growth characteristics. In selecting stocks, Fuller & Thaler applies principal based on behavioral studies. Fuller & Thaler believes that behavior biases on the part of investors may cause the market to underract to new, positive information concerning a company. Fuller & Thaler analyzes companies that have recently announced higher than expected earnings and seeks to determine whether the market value of a company’s stock fully reflects Fuller & Thaler’s expectations as to the company’s future earnings and growth prospects. Under normal market conditions, the Fund will invest substantially all of its assets in common stocks.

Undiscovered Managers Behavioral Value Fund

Undiscovered Managers Behavioral Value Fund seeks to achieve capital appreciation by investing primarily in common stocks of U.S. companies that the Fund’s sub-adviser, Fuller & Thaler, believes have value characteristics. In selecting stocks for the Fund, Fuller & Thaler applies principles based on behavioral studies by looking at companies that have price-to-earnings ratios below the median in their industry group or decreasing stock values on an absolute basis. Fuller & Thaler selects investments for the Fund based on factors such as recent under-performance of the company’s stock relative to the market, significant share purchases by company insiders or stock repurchase activity by the company. Under normal market conditions, the Fund will invest substantially all of its assets in common stocks.

Undiscovered Managers Small Cap Growth Fund

Undiscovered Managers Small Cap Growth Fund seeks long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in common stocks of U.S. companies with market capitalizations of $2.5 billion or less than the Fund’s sub-adviser, Mazama Capital Management, Inc. (“Mazama”), believes posses superior growth characteristics. Mazama utilizes a proprietary Price Performance Model to assist it in identifying growth companies it believes are undervalued relative to their management quality and earnings potential. Under normal circumstances, the Fund will invest at least 80% of its net assets in common stocks of companies with total market capitalizations of $2.5 billion or less at the time of purchase.

A more complete description of these underlying funds may be found in their prospectuses. For a free copy of an underlying fund’s prospectus, call 1-800-480-4111 and ask for the prospectus offering shares of the underlying fund.

If you want more information about the Funds, the following documents are free upon request:

Annual/Semi-Annual Reports. Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In each Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI). The SAI provides more detailed information about the Funds and is incorporated into this prospectus by reference.

How Can I Get More Information? You can get a free copy of the semi-annual/annual reports or the SAI, request other information or discuss your questions about the Funds by calling 1-800-480-4111, or by writing the Funds at:

If you buy your shares through a Financial Intermediary, you should contact that Financial Intermediary directly for more information. You can also find information online at www.jpmorganfunds.com.

You can also review and copy the Funds' reports and the SAI at the Public Reference Room of the Securities and Exchange Commission (SEC) in Washington, D.C. (For information about the SEC's Public Reference Room call 1-202-942-8090.) You can also get reports and other information about the Funds from the EDGAR Database on the SEC's web site at http://www.sec.gov. Copies of this information may be obtained, after paying a copying charge, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Room of the SEC, Washington, D.C. 20549-0102.

(Investment Company Act File No. 811-21295)

PR-SRI-506

JPMorgan
Asset Management

Subject to Completion

Preliminary Statement of Additional Information dated March 8, 2006

The information in this Statement of Additional Information is not complete and may be changed. We will not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted. This Statement of Additional Information is not a prospectus.

JPMorgan SmartRetirement Funds

STATEMENT OF ADDITIONAL INFORMATION

JPMORGAN TRUST I (“JPMTI”)

JPMorgan SmartRetirement Income Fund (“JPMorgan SmartRetirement Income Fund”)

JPMorgan SmartRetirement 2010 Fund (“JPMorgan SmartRetirement 2010 Fund”)

JPMorgan SmartRetirement 2015 Fund (“JPMorgan SmartRetirement 2015 Fund”)

JPMorgan SmartRetirement 2020 Fund (“JPMorgan SmartRetirement 2020 Fund”)

JPMorgan SmartRetirement 2030 Fund (“JPMorgan SmartRetirement 2030 Fund”)

JPMorgan SmartRetirement 2040 Fund (“JPMorgan SmartRetirement 2040 Fund”)

(each a “Fund,” and collectively, the “Funds”)

This Statement of Additional Information (“SAI”) is not a prospectus but contains additional information which should be read in conjunction with the prospectuses for the Funds dated                         , as supplemented from time to time (each a “Prospectus”, collectively the “Prospectuses”). The Prospectuses are available without charge upon request by contacting JPMorgan Distribution Services, Inc. (“JPMDS” or the “Distributor”), the Funds’ distributor, at P.O. Box 711235, Columbus, OH 43271-1235.

For more information about the Funds, simply write or call:

JPMorgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

1-800-480-4111

SAI-SRF-506

GENERAL

The Trust and the Funds

The Funds are a series of JPMorgan Trust I (“JPMTI” or the “Trust”), an open-end, management investment company formed as a statutory trust under the laws of the State of Delaware on November 12, 2004 pursuant to a Declaration of Trust dated November 5, 2004.

For ease of reference, throughout this SAI, the Board of Trustees of JPMTI is referred to in this SAI as the “Trust.”

Share Classes

The Trustees of the Funds have authorized the issuance and sale of the following classes of shares of the Funds.

JPMorgan SmartRetirement Income Fund	Select Class, Institutional Class, Class A and Class C
JPMorgan SmartRetirement 2010 Fund	Select Class, Institutional Class, Class A and Class C
JPMorgan SmartRetirement 2015 Fund	Select Class, Institutional Class, Class A and Class C
JPMorgan SmartRetirement 2020 Fund	Select Class, Institutional Class, Class A and Class C
JPMorgan SmartRetirement 2030 Fund	Select Class, Institutional Class, Class A and Class C
JPMorgan SmartRetirement 2040 Fund	Select Class, Institutional Class, Class A and Class C

The shares of the Funds are collectively referred to in this SAI as the “Shares.”

Miscellaneous

This SAI describes the investment strategies and policies, management and operation of the Funds in order to enable investors to select the shares of the Funds which best suit their needs.

This SAI provides additional information with respect to the Funds and should be read in conjunction with the Funds’ current Prospectuses. Capitalized terms not otherwise defined herein have the meanings accorded to them in the Prospectuses. The Funds’ executive offices are located at 522 Fifth Avenue, New York, NY 10036.

The Funds are “funds of funds” that invest their assets in a combination of JPMorgan equity, fixed income and short-term mutual fund (the “Underlying Funds”).

In addition to the Funds, JPMTI consists of other series representing separate investment Funds (each a “JPMorgan Fund”). The series of JPMTI not covered in this SAI are covered by separate Statements of Additional Information. Some of the other series are Underlying Funds.

The Funds are advised by J.P. Morgan Investment Management Inc. (“JPMIM” or the “Adviser”).

Investments in the Funds are not deposits or obligations of, or guaranteed or endorsed by, JPMorgan Chase Bank, N.A. (“JPMorgan Chase Bank”), an affiliate of the Adviser, or any other bank. Shares of the Funds are not federally insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency. An investment in the Funds is subject to risk that may cause the value of the investment to fluctuate, and when the investment is redeemed, the value may be higher or lower than the amount originally invested by the investor.

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INVESTMENT STRATEGIES AND POLICIES

Each Fund operates in reliance on Section 12(d)(1)(G) of the Investment Company Act of 1940, as amended (the “1940 Act”). As such, each Fund currently limits its investments to Underlying Funds, Government securities, and short-term paper. The list of Underlying Funds which may be used by the Funds are listed in the Prospectus and this Statement of Additional Information. The Funds are not required to invest in any particular Underlying Fund and additional Underlying Funds may be added to the list of eligible investments from time to time. Although the Funds currently limit their investments to the Underlying Funds, Government securities, and short-term paper, the Funds may invest in other types of securities and financial instruments in the future to the extent permitted by the 1940 Act or exemptive order of the Securities and Exchange Commission (the “SEC” or the “Commission”). In this respect, the Board of Trustees has authorized JPMTI to file an exemptive application with the Commission to seek approval for the Funds to invest in other types of securities and other financial instruments, including futures. If the Commission were to issue an exemptive order or subsequently permit additional investments by rule or otherwise, the Funds would utilize futures and other securities to overweight or underweight the target allocations of the Funds among various sectors or markets.

INVESTMENTS IN UNDERLYING FUNDS

The Funds investments are concentrated in the Underlying Funds. As a result, the Funds net asset value is impacted by the performance and risk of the Underlying Funds. The main risks associated with the Funds’ investments in the Underlying Funds are described in the Prospectus. The following discusses some additional risks associated with the Funds and their investments in the Underlying Funds. In addition, Appendix B provides additional information on the Underlying Funds investment strategies and associated risks. For a complete discussion of the investments and risks of the Underlying Funds, please see the Prospectuses and SAI for each of the Underlying Funds, which may be obtained by calling 1-800-480-4111.

Potential Conflicts of Interests. JPMIM and/or its affiliates serve as adviser to the Underlying Funds. Because JPMIM is the adviser to the Funds and it or its affiliates is adviser to the Underlying Funds, it is subject to certain potential conflicts of interest when allocating the assets of the Funds among the Underlying Funds. Purchases and redemptions of Underlying Fund shares by a Fund due to reallocations or rebalancings may result in an Underlying Fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains and could also increase an Underlying Fund’s transaction costs. Large redemption by a Fund may cause an Underlying Fund’s expenses to increase due to a resulting smaller asset base. Currently, the portfolio managers for the Funds do not also serve as portfolio managers for the Underlying Funds. If new Underlying Funds are added as eligible investments and the portfolio managers for the Funds also serve as portfolio managers for such new Underlying Funds, the portfolio managers may have regular and continuous access to the holdings of such Underlying Funds. In addition, the portfolio managers of the Funds as employees of the Adviser may have general knowledge concerning the investment strategies and techniques used by the Underlying Funds. See also “Potential Conflict of Interest” following the section entitled “Portfolio Managers Other Accounts.”

Credit Risk. There is risk that issuers and counterparties will not make payments on securities and repurchase agreements held by the Underlying Funds. Such default could result in losses to the Underlying Funds and to the Funds. In addition, the credit quality of securities held by an Underlying Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of an Underlying Fund. Lower credit quality also may affect liquidity and make it difficult for the Underlying Fund to sell the security. Although U.S.

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government securities issued directly by the U.S. government are guaranteed by the U.S. Treasury, other U.S. government securities issued by an agency or instrumentality of the U.S. government may not be. No assurance can be given that the U.S. government would provide financial support to its agencies or instrumentalities if not required to do so by law.

Derivatives Risk. The Underlying Funds may utilize a variety of derivative instruments for hedging or risk management purposes or as part of their leveraging or investment strategies, such as options contracts (including options on futures contracts), futures contracts, swap agreements (including credit default swaps) and short sales. Derivatives are subject to a number of risks such as liquidity risk, interest rate risk, credit risk, leveraging risk and management risk. They also involve the risk of mispricing or improper valuation, the risk of ambiguous documentation, and the risk that changes in the value of a derivative may not correlate perfectly with an underlying asset, interest rate or index. Suitable derivative transactions may not be available in all circumstances. There can be no assurance that the Underlying Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. In addition, some of the Underlying Funds use derivatives to increase income or gain to the Underlying Funds. There is no assurance that such investments will achieve their objective and may result in losses to the Underlying Funds.

The Underlying Funds will be subject to credit risk with respect to the counterparties of the derivative contracts purchased by the Underlying Funds. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract because of financial difficulties, an Underlying Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. Such Underlying Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Foreign Securities and Emerging Markets. Certain of the Underlying Funds may invest in certain foreign securities. An Underlying Funds’ investments in foreign securities may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the Underlying Funds’ operations. Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investments made by the Underlying Funds must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

Generally, investment in securities of foreign issuers involves somewhat different investment risks from those affecting securities of U.S. issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to domestic companies. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on foreign investments as compared to dividends and interest paid to a Underlying Fund by domestic companies.

In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of domestic securities exchanges. Accordingly, an Underlying Fund’s foreign investments may be less liquid and their

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prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect fund liquidity. In buying and selling securities on foreign exchanges, purchasers normally pay fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers located in foreign countries than in the United States.

Since investments in foreign securities may involve foreign currencies, the value of an Underlying Fund’s assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, including currency blockage. Certain of the Underlying Funds may enter into forward commitments for the purchase or sale of foreign currencies in connection with the settlement of foreign securities transactions or to manage the Funds’ currency exposure related to foreign investments.

Certain of the Underlying Funds also invest in countries with emerging economies or securities markets. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of the Underlying Funds’ investments in those countries and the availability to an Underlying Fund of additional investments in those countries. The small size and inexperience of the securities markets in certain of such countries and the limited volume of trading in securities in those countries may make the Underlying Funds’ investments in such countries illiquid and more volatile than investments in more developed countries, and an Underlying Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

Transaction costs in emerging markets may be higher than in the United States and other developed securities markets. As legal systems in emerging markets develop, foreign investors may be adversely affected by new or amended laws and regulations or may not be able to obtain swift and equitable enforcement of existing law.

Foreign Currency Exchange Transactions. Certain of the Underlying Funds may from time to time enter into foreign currency exchange transactions. A forward foreign currency exchange contract is an obligation by the Underlying Funds to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are derivative instruments, as their value derives from the spot exchange rates of the currencies underlying the contract. These contracts are entered into in the interbank market directly between currency traders (usually large commercial banks) and their customers. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Funds’ securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

Certain of the Underlying Funds may enter into foreign currency exchange transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or anticipated securities transactions. The

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Underlying Funds may enter into forward foreign currency contracts to increase income and gain. The Underlying Funds may also enter into forward contracts to hedge against a change in foreign currency exchange rates that would cause a decline in the value of existing investments denominated or principally traded in a foreign currency. To do this, the Underlying Funds would enter into a forward contract to sell the foreign currency in which the investment is denominated or principally traded in exchange for U.S. dollars or in exchange for another foreign currency.

Although these transactions are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might be realized should the value of the hedged currency increase. In addition, forward contracts that convert a foreign currency into another foreign currency will cause the Underlying Funds to assume the risk of fluctuations in the value of the currency purchased against the hedged currency and the U.S. dollar. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

Government Securities. Some of the Underlying Funds invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment or principal and interest on its securities. By contrast, securities issued or guaranteed by U.S. government related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

High Yield/High Risk Securities/Junk Bonds. Certain of the Underlying Funds may invest in high yield securities. High yield, high risk bonds are securities that are generally rated below investment grade by the primary rating agencies (BB+ or lower by S&P and Bal or lower by Moody’s). Other terms used to describe such securities include “lower rated bonds,” non-investment grade bonds,” “below investment grade bonds,” and “junk bonds.” These securities are considered to be high-risk investments. The risks include the following:

Greater Risk of Loss. These securities are regarded as predominately speculative. There is a greater risk that issuers of lower rated securities will default than issuers of higher rated securities. Issuers of lower rated securities generally are less creditworthy and may be highly indebted, financially distressed, or bankrupt. These issuers are more vulnerable to real or perceived economic changes, political changes or adverse industry developments. In addition, high yield securities are frequently subordinated to the prior payment of senior indebtedness. If an issuer fails to pay principal or interest, a Fund would experience a decrease in income and a decline in the market value of its investments. A Fund may also incur additional expenses in seeking recovery from the issuer.

Sensitivity to Interest Rate and Economic Changes. The income and market value of lower-rated securities may fluctuate more than higher rated securities. Although non-investment grade securities, non-investment grade securities are more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the investments in lower-rated securities may be volatile. The default rate for

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high yield bonds tends to be cyclical, with defaults rising in periods of economic downturn. For example, in 2000, 2001 and 2002, the default rate for high yield securities was significantly higher than in the prior or subsequent years.

Valuation Difficulties. It is often more difficult to value lower rated securities than higher rated securities. If an issuer’s financial condition deteriorates, accurate financial and business information may be limited or unavailable. In addition, the lower rated investments may be thinly traded and there may be no established secondary market. Because of the lack of market pricing and current information for investments in lower rated securities, valuation of such investments is much more dependent on judgment than is the case with higher rated securities.

Liquidity. There may be no established secondary or public market for investments in lower rated securities. Such securities are frequently traded in markets that may be relatively less liquid than the market for higher rated securities. In addition, relatively few institutional purchasers may hold a major portion of an issue of lower-rated securities at times. As a result, a Fund that invests in lower rated securities may be required to sell investments at substantial losses or retain them indefinitely even where an issuer’s financial condition is deteriorating.

Credit Quality. Credit quality of non-investment grade securities can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security.

New Legislation. Future legislation may have a possible negative impact on the market for high yield, high risk bonds. As an example, in the late 1980’s, legislation required federally-insured savings and loan associations to divest their investments in high yield, high risk bonds. New legislation, if enacted, could have a material negative effect on an Underlying Fund’s investments in lower rated securities.

Interest Rate Risk. Some of the Underlying Funds primarily invest in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of these Underlying Funds’ investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the vale of the Underlying Funds’ investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Non-Diversified. Certain of the Underlying Funds are non-diversified and they may invest a greater percentage of their assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Underlying Funds’ shares being more sensitive to the economic results of those issuing the securities.

REITs and Securities of Real Estate Companies. Investments by certain of the Underlying Funds will be highly concentrated in the securities of companies in industries in the real estate sector. Although these Underlying Funds do not invest in real estate directly, they are subject to investment risks that are similar to those associated with direct ownership of real estate. As a result, the performance of these Underlying Funds is closely tied to, and affected by, regulatory, business and economic that impact the value of real estate. The Underlying Funds’ investments in real estate securities are subject to the same risks as direct investments in real estate. Real estate values rise and fall in response to many factors, including local regional and national economic conditions, the demand for rental property, and interest rates. When economic growth is slowing, demand for property decreases and prices may fall. Rising

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interest rates, which drive up mortgage and financing costs, can affect the profitability and liquidity of properties in the real estate market. Property values may also decrease because of overbuilding, extended vacancies, increase in property taxes and operating expenses, zoning laws, environmental regulations, clean-up or and liability for environmental hazards, uninsured casualty or condemnation losses, or a general decline in neighborhood values. The Underlying Funds’ investments and your investment may decline in response to declines in property values or other adverse changes to the real estate market. The performance of the real estate securities in which the Underlying Funds invest is also largely dependent on the organization, skill and capital funding of the managers and operators of the underlying real estate.

In addition to the risks facing real estate securities, the Underlying Funds’ investments in real estate investment trusts (“REITs”) involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volumes and may be more volatile than other securities.

Strategy Risk. The main investment strategy of some of the Underlying Funds is to invest in common stocks considered to be attractive and to short sell stocks considered to be unattractive. This strategy may fail to produce the intended results. There is no guarantee that the use of long and short positions will succeed in limiting the Fund’s exposure to domestic stock market movements, capitalization, sector-swings or other factors. The strategy used by certain of the Underlying Funds involves risks different than direct equity investments.

Some of the Underlying Funds will engage in short selling. In these transactions, the Underlying Fund sells a security it does not own in anticipation of a decline in the market value of the security, then must borrow the security to make delivery to the buyer. The Underlying Fund is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Underlying Fund, which may result in a loss or gain, respectively. Unlike purchasing a stock, where potential losses are limited to the purchase price and there is no upside limit on potential gain, short sales involve no cap on maximum losses, while gains are limited to the price of the stock at the time of the short sale. The use of short sales may result in the Underlying Funds realizing more short-term capital gains and ordinary income tax rates than it would if it did not engage in such short sales.

ADDITIONAL INVESTMENTS IN GOVERNMENT SECURITIES

AND SHORT TERM

In addition to investments in the Underlying Funds, the Funds may invest in Government securities and short-term paper under Section 12(d)(1)(G) of the 1940 Act. The following is a description of such investments.

U.S. Government Obligations. The Funds may invest in direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States. The Funds may also invest in obligations issued or guaranteed by U.S. government agencies or instrumentalities. These obligations may or may not be backed by the “full faith and credit” of the United States. Securities which are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the United States, the Funds must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which the Funds may invest that are not backed by the full faith and credit of the United States include, but are not limited to: (i) obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage

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Corporation, the Federal Home Loan Bank and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations; (ii) securities issued by the Federal National Mortgage Association, which are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; and (iii) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credits of the issuing agency.

Bank Obligations. The Funds may invest in bank obligations. Bank obligations include negotiable certificates of deposit, bankers’ acceptances and fixed time deposits. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against Funds deposited in the bank and is either interest bearing or purchased on a discount basis. A bankers’ acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international transaction. The borrower is liable for payment, as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of the U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market; there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Fixed time deposits subject to withdrawal penalties and with respect to which the Funds cannot realize the proceeds thereon within seven days are deemed “illiquid” for the purposes of its restriction on investments in illiquid securities. Investments in bank obligations are limited to those of U.S banks (including their foreign branches) which have assets at the time of purchase in excess of $1 billion and the deposits of which are insured by either the Bank Insurance Funds or the Savings Association Insurance Funds of the Federal Deposit Insurance Corporation and foreign banks (including their U.S. branches) having total assets in excess of $1 billion (or the equivalent in other currencies), and such other U.S. and foreign commercial banks which are judged by the Adviser to meet comparable credit standing criteria.

The Funds will not invest in obligations for which the Adviser, or any of their affiliated persons, is the ultimate obligor or accepting bank.

Commercial Paper. The Funds may invest in commercial paper. Commercial paper is defined as short-term obligations with maturities from 1 to 270 days issued by banks, corporations, or other borrowers to investors with temporary idle cash. Commercial paper includes master demand obligations. Master demand obligations are obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. Master demand obligations are governed by agreements between the issuer and the Adviser acting as agent, for no additional fee. The monies loaned to the borrower come from accounts managed by the Adviser or its affiliates, pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts. The Adviser has the right to increase or decrease the amount provided to the borrower under an obligation. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment. Since these obligations typically provide that the interest rate is tied to the Federal Reserve commercial paper composite rate, the rate on master demand obligations is subject to change. Repayment of a master demand obligation to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand which is continuously monitored by the Adviser. Since master demand obligations typically are not rated by credit rating agencies, the Funds may invest in such unrated obligations only if at the time of an investment the obligation is determined by the Adviser to have a credit quality which satisfies the Funds’ quality restrictions. See “Diversification and Quality Requirements.” Although there is no secondary market for master demand obligations, such obligations are considered by the Funds to be liquid because they are payable upon demand. The

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Funds does not have any specific percentage limitation on investments in master demand obligations. It is possible that the issuer of a master demand obligation could be a client of an affiliate of the Adviser to who such affiliate, in its capacity as a commercial bank, has made a loan.

Repurchase Agreements. The Funds may enter into repurchase agreements with brokers, dealers or banks that meet the Adviser’s credit guidelines. The Funds will enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers believed creditworthy, and only if the agreement is collateralized by securities in which the Funds is permitted to invest. In a repurchase agreement, the Funds buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time the Funds is invested in the agreement and is not related to the coupon rate on the underlying security. A repurchase agreement may also be viewed as a fully collateralized loan of money by the Funds to the seller. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the Funds invests in repurchase agreements for more than thirteen months. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of thirteen months from the effective date of the repurchase agreement. Repurchase agreements maturing in more than seven days are treated as illiquid for purposes of the Funds’ restrictions on purchases of illiquid securities. The Funds will always receive securities as collateral during the term of the agreement whose market value is at least equal to 100% of the dollar amount invested by the Funds in each agreement plus accrued interest. The repurchase agreements further authorize the Funds to demand additional collateral in the event that the dollar value of the collateral falls below 100%. The Funds will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the custodian. Repurchase agreements are considered under the 1940 Act to be loans collateralized by the underlying securities. A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities would not be owned by the Funds, but would only constitute collateral for the seller’s obligation to pay the repurchase price. Therefore, the Funds may suffer time delays and incur costs in connection with the disposition of the collateral. The collateral underlying repurchase agreements may be more susceptible to claims of the seller’s creditors than would be the case with securities owned by the Funds.

Additional Investments

Interfund Lending. To satisfy redemption requests or to cover unanticipated cash shortfalls, the Funds may enter into lending agreements (“Interfund Lending Agreements”) under which the Funds would lend money and borrow money for temporary purposes directly to and from another Fund through a credit facility (“Interfund Loan”), subject to meeting the conditions of an SEC exemptive order permitting such interfund lending. The Funds may not borrow more than the lesser of the amount permitted by Section 18 of the 1940 Act or the amount permitted by its investment limitations. All Interfund Loans will consist only of uninvested cash reserves that the Fund otherwise would invest in short-term repurchase agreements or other short-term instruments.

If a Fund has outstanding borrowings, any Interfund Loans to the Fund (a) will be at an interest rate equal to or lower than any outstanding bank loan, (b) will be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, (c) will have a maturity no longer than any outstanding bank loan (and in any event not over seven days), and (d) will provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to the Fund, the event of default will automatically (without need for

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action or notice by the lending fund) constitute an immediate event of default under the Interfund Lending Agreement entitling the lending fund to call the Interfund Loan (and exercise all rights with respect to any collateral) and that such call will be made if the lending bank exercises its right to call its loan under its agreement with the borrowing fund.

A Fund may make an unsecured borrowing through the credit facility if its outstanding borrowings from all sources immediately after the interfund borrowing total 10% or less of its total assets; provided, that if a Fund has a secured loan outstanding from any other lender, including but not limited to another fund, the Fund’s interfund borrowing will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If a Fund’s total outstanding borrowings immediately after an interfund borrowing would be greater than 10% of its total assets, the Fund may borrow through the credit facility on a secured basis only. A Fund may not borrow through the credit facility or from any other source if its total outstanding borrowings immediately after the interfund borrowing would exceed the limits imposed by Section 18 of the 1940 Act.

No fund may lend to another fund through the interfund lending credit facility if the loan would cause its aggregate outstanding loans through the credit facility to exceed 15% of the lending fund’s net assets at the time of the loan. The Fund’s Interfund Loans to any one fund shall not exceed 5% of the lending Fund’s net assets. The duration of Interfund Loans is limited to the time required to receive payment for securities sold, but in no event more than seven days. Loans effected within seven days of each other will be treated as separate loan transactions for purposes of this condition. Each Interfund Loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund.

The limitations detailed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When the Fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the Fund may have to borrow from a bank at higher rates if an Interfund Loan were not available from another fund. A delay in repayment to a lending fund could result in a lost opportunity or additional borrowing costs.

Diversification and Quality Requirements

Each Fund intends to meet the diversification requirements of the 1940 Act. Current 1940 Act diversification requirements require that with respect to 75% of the assets of the Fund: (1) the Fund may not invest more than 5% of its total assets in the securities of any one issuer, except obligations of the U.S. government, its agencies and instrumentalities, and (2) the Fund may not own more than 10% of the outstanding voting securities of any one issuer. As for the other 25% of a Fund’s assets not subject to the limitation described above, there is no limitation on investment of these assets under the 1940 Act, so that all of such assets may be invested in securities of any one issuer. Investments not subject to the limitations described above could involve an increased risk to a Fund should an issuer, or a state or its related entities, be unable to make interest or principal payments or should the market value of such securities decline.

Temporary Defensive Positions

To respond to unusual circumstances a Fund may invest up to 100% of its assets in cash and cash equivalents for temporary defensive purposes. These investments may prevent a Fund from meeting its investment objective.

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Portfolio Turnover

A portfolio turnover rate is, in summary, the percentage computed by dividing the lesser of the Funds’ purchases or sales of securities (excluding short-term securities) by the average market value of the Funds. The Adviser intends to manage the Funds’ assets by buying and selling securities to help attain its investment objective. The Funds anticipates a portfolio turnover rate well above that of other mutual Funds A rate of 100% indicates that the equivalent of all of the Funds’ assets have been sold and reinvested in a year. High portfolio turnover may affect the amount, timing and character of distributions, and, as a result, may increase the amount of taxes payable by the shareholder. To the extent that net short term capital gains are realized by a Fund, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. See “Distributions and Tax Matters” below.

INVESTMENT RESTRICTIONS

The investment restrictions below have been adopted by the Trust with respect to the Funds. Except where otherwise noted, these investment restrictions are “Fundamental” policies which, under the 1940 Act, may not be changed without the vote of a majority of the outstanding voting securities of the Funds, as such term is defined in “Additional Information.” If a percentage or rating restriction on investment or use of assets set forth in a Fundamental investment policy or a non-Fundamental investment policy or in a Prospectus is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by the Funds will not be considered a violation. If the value of the Funds’ holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity. The investment restrictions described below which are not Fundamental policies of the Funds may be changed by the Trustees of the Funds without shareholder approval.

For purposes of Fundamental investment restrictions regarding industry concentration, the Adviser may classify issuers by industry in accordance with classifications set forth in the Directory of Companies Filing Annual Reports with the SEC or other sources. In the absence of such classification or if JPMIM determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriately considered to be engaged in a different industry, JPMIM may classify an issuer accordingly. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly owned finance companies may be considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.

The investment policies of the Funds (including their investment objectives), are not fundamental except as designated in the Prospectuses or herein.

Fundamental Investment Restrictions

1.	The Funds may not underwrite the securities of other issuers except to the extent that a Fund may be deemed to be an underwriter under certain securities laws in the disposition of “restricted securities.”

2.	The Funds may not purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act, or operate as a commodity pool, in each case as interpreted or modified by regulatory authority having jurisdiction, from time to time.

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3.	The Funds may not purchase participation or other direct interests in oil, gas or mineral exploration or development programs (although investments by the Funds in marketable securities of companies engaged in such activities are not hereby precluded).

4.	The Funds may not borrow money, except to the extent permitted under the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

5.	The Funds may make loans to other persons, in accordance with the Funds’ investment objective and policies and to the extent permitted by applicable law.

6.	The Funds may not purchase securities of any issuer if such purchase would not be consistent with the maintenance of the Fund’s status as a diversified company under the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

7.	The Funds may not purchase any securities that would cause more than 25% of the total assets of a Fund be invested in the securities of one or more issuers conducting their principal business activities in the same industry (except for investments in other registered investment companies in the same “group of investment companies” as that term is defined in Section 12(d)(1)(G) of the 1940 Act).

8.	The Funds may not make loans, except that a Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; (iii) engage in securities lending as described in the Prospectus and the Statement of Additional Information; and (iv) make loans to the extent permitted by an order issued by the SEC.

9.	The Funds may not issue senior securities except with respect to any permissible borrowings.

10.	The Funds may not purchase or sell real estate, except that, to the extent permitted by applicable law, the Funds may (a) invest in securities or other instruments directly or indirectly secured by real estate, (b) invest in securities or other instruments issued by issuers that invest in real estate, and (c) make direct investments in mortgages

Non-Fundamental Investment Restrictions. The investment restrictions described below are not Fundamental policies of the Funds and may be changed by the Trustees of the Funds without shareholder approval. These non-Fundamental investment policies require that the Funds:

1.	May not acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of the Funds’ net assets would be in investments which are illiquid;

2.	May not purchase or sell interests in oil, gas or mineral leases;

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For the purposes of the Funds’ investment restrictions, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal of and interest on the security.

There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in market value of an investment, in net or total assets, in the securities rating of the investment, or any other later change.

TRUSTEES

The names of the Trustees of the Trust, together with information regarding their year of birth, the year each Trustee became a Board member of the Trust, the year each Trustee first became a Board member of any of the Predecessor JPMorgan Funds (if applicable), principal occupations and other board memberships, including those in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Securities Exchange Act”) or subject to the requirements of Section 15(d) of the Securities Exchange Act or any company registered as an investment company under the 1940 Act, are shown below. The contact address for each of the Trustees is 522 Fifth Avenue, New York, NY 10036.

Name (Year of Birth); Positions With the Funds	Principal Occupations During Past 5 Years	Number of Funds in Funds Complex Overseen by Trustee(1)	Other Directorships Held Outside Funds Complex
Independent Trustees

William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; Vice President & Treasurer of Ingersoll-Rand Company (manufacturer of industrial equipment) (1972-2000).	118	None.

Roland R. Eppley, Jr. (1932); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1989.	Retired; President & Chief Executive Officer, Eastern States Bankcard (1971-1988).	118	None.

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer of Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979-present).	117*	Director, Cardinal Health, Inc (CAH) (1994-present); Director, The Crane Group (2003-present); Chairman, The Columbus Association of Performing Arts (CAPA) (2003-present).

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Name (Year of Birth); Positions With the Funds	Principal Occupations During Past 5 Years	Number of Funds in Funds Complex Overseen by Trustee(1)	Other Directorships Held Outside Funds Complex
Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor of the City University of New York (1999–present); President, Adelphi University (New York) (1998-1999).	118	Director of Albert Einstein School of Medicine (1998-present); Director of New Plan Excel Realty Trust, Inc. (real estate investment trust) (2000-present); Director of Lincoln Center Institute for the Arts in Education (1999-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President - Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	118	None.

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Self-employed business consultant (2002-present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000-2002); President, DCI Marketing, Inc. (1992-2000).	117*	None.

Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	117*	Trustee, Mather LifeWays (1994-present); Trustee, Carleton College (2003-present).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985- 2001).	118	Director of Radio Shack Corporation (electronics) (1987-present); Director of The National Football Foundation and College Hall of Fame (1994-present); Trustee of the Stratton Mountain School (2001-present).

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Name (Year of Birth); Positions With the Funds	Principal Occupations During Past 5 Years	Number of Funds in Funds Complex Overseen by Trustee(1)	Other Directorships Held Outside Funds Complex
Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 2003.	President, Carleton College (2002-present); President, Kenyon College (1995-2002).	117*	Director, American University in Cairo.

Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987	Chairman of Lumelite Corporation (plastics manufacturing) (2003-present); Chairman and Chief Executive Officer of Lumelite Corporation (1985-2002).	118	Trustee of Morgan Stanley Funds (198 portfolios) (1995-present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2002-present); Chief Investment Officer, Wabash College (2004-present); self-employed consultant (January 2000 to present); Director of Investments, Eli Lilly and Company (1988-1999).	117*	Director, AMS Group (2001-present); Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	118	None.

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Name (Year of Birth); Positions With the Funds	Principal Occupations During Past 5 Years	Number of Funds in Funds Complex Overseen by Trustee(1)	Other Directorships Held Outside Funds Complex

Interested Trustee Leonard M. Spalding, Jr.** (1935); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer of Chase Mutual Funds (investment company) (1989-1998); President & Chief Executive Officer of Vista Capital Management (investment management) (1990-1998); Chief Investment Executive of Chase Manhattan Private Bank (investment management) (1990-1998).	118	Director, Glenview Trust Company, LLC (2001-present); Trustee, St Catherine College (1998-present); Trustee, Bellarmine University (2000-present); Director, Springfield-Washington County Economic Development Authority (1997-present); Trustee, Marion and Washington County, Kentucky Airport Board (1998-present); Trustee, Catholic Education Foundation (2005-present).

(1)	A Funds Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees currently serves includes nine registered investment companies (118 funds).
*	This Trustee does not oversee the UM Investment Trust II which is the registered investment company for the Undiscovered Managers Spinnaker Funds and therefore oversees eight registered investment companies (117 funds).
**	Mr. Spalding is deemed to be an “interested person” due to his ownership of JPMorgan Chase stock.

Each Trustee serves for an indefinite term, subject to the current retirement policy of the Trust, which is age 73 for all Trustees, except Messrs. Reid and Eppley, for whom it is age 75. The Board of Trustees decides upon general policies and is responsible for overseeing the business affairs of the Trust.

Standing Committee

The Board of Trustees currently has four standing committees: the Audit, Compliance, Governance, and Investment Committees.

The members of the Audit Committee are Messrs. Armstrong (Chair), Eppley, Finn, Higgins and Ruebeck. The purposes of the Audit Committee are to: (i) appoint and determine compensation of the Funds’ independent accountants; (ii) evaluate the independence of the Funds’ independent accountants; (iii) oversee of the performance of the Funds’ audit, accounting and financial reporting policies, practices and internal controls; (iv) approve of non-audit services, as required by the statutes and regulations administered by the SEC, including the 1940 Act and the Sarbanes-Oxley Act of 2002; (v) oversee the quality and objectivity of the Funds’ independent audit and the financial statements of the Funds; (vi) determine the independence of the Funds’ independent accountants; (vii) assist the Board in its oversight of the valuation of the Funds’ securities by the Manager, as well as any sub-adviser; and (viii) to act as a liaison between the Funds’ independent auditors and the full Board. At a meeting of the Board of Trustees, the Board approved the reorganization of the Audit Committee whereby the responsibilities for valuation of portfolio securities are transferred from the Valuation and Compliance Committee to the Audit Committee effective August 10, 2005. The Audit Committee has delegated the valuation responsibilities to the Valuation Sub-Committee, comprised of Messrs. Higgins and Ruebeck. In

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instances in which the valuation procedures of the Funds requires Board action, but it is impracticable or impossible to hold a meeting of the entire Board, the Valuation Sub-Committee of the Audit Committee will act in lieu of the full Board. The Audit Committee was formed February 19, 2005, and prior to that time, the predecessor Audit Committee of the Trust was comprised of all members of the Board. The Audit Committee met six times during the fiscal year ended December 31, 2005.

As discussed above the members of the Valuation and Compliance Committee was reorganized and is now known as the Compliance Committee. The members of the Compliance Committee are Ms. McCoy (Chair) and Messrs. Oden, Schonbachler and Spaulding. The primary purposes of the Valuation and Compliance Committee are to (i) assist the Board in its oversight of the valuation of the Funds’ securities by JPMIM, the adviser to the Funds, as well as any sub-adviser; and (ii) consider the appointment, compensation and removal of the Funds’ Chief Compliance Officer. The Compliance Committee was formed on February 19, 2005 and met three times during the fiscal year ended December 31, 2005.

The members of the Governance Committee are Messrs. Reid (Chair), Goldstein, Marshall and Morton, who are each Independent Trustees of the JPMorgan Funds. The duties of the Governance Committee include, but are not limited to, (i) selection and nomination of persons for election or appointment as Trustees; (ii) periodic review of the compensation payable to the non-interested Trustees; (iii) establishment of non-interested Trustee expense policies; (iv) periodic review and evaluation of the functioning of the Board and its committees; (v) selection of independent legal counsel to the non-interested trustees and legal counsel to the Funds; (vi) oversight of ongoing litigation affecting the Funds, the Adviser or the non-interested trustees; (vii) oversight of regulatory issues or deficiencies affecting the Funds (except financial matters considered by the Audit Committee; and (viii) oversight and review of matters with respect to service providers to the Funds (except the Funds’ auditors). When evaluating a person as a potential nominee to serve as an Independent Trustee, the Governance Committee may consider, among other factors, (i) whether or not the person is “independent” and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee; (ii) whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of an Independent Trustee; (iii) the contribution that the person can make to the Board and the JPMorgan Funds, with consideration being given to the person’s business experience, education and such other factors as the Committee may consider relevant; (iv) the character and integrity of the person; (v) the desirable personality traits, including independence, leadership and the ability to work with the other members of the Board; and (vi) to the extent consistent with the 1940 Act, such recommendations from management as are deemed appropriate. The process of identifying nominees involves the consideration of candidates recommended by one or more of the following: current Independent Trustees, officers, shareholders and other sources that the Governance Committee deems appropriate. The Governance Committee will review nominees recommended to the Board by shareholders and will evaluate such nominees in the same manner as it evaluate nominees identified by the Governance Committee. The Governance Committee was formed effective February 19, 2005 and met once times during the fiscal year ended December 31, 2005.

Each member of the Board, except Mr. Rein, serves on the Investment Committee and Mr. Spalding acts as Chairperson. The Investment Committee has three sub-committees divided by asset type and different members of the Investment Committee serve on the sub-committee with respect to each asset type. For the Equity Funds, the sub-committee members are Messrs. Higgins (Chair), Finn and Morton and Ms. McCoy. For the Fixed Income Funds, the sub-committee members are Messrs. Ruebeck (Chair), Eppley, Oden and Schonbachler. For the Money Market Funds, the sub-committee members are Messrs. Goldstein (Chair), Armstrong and Marshall. The function of the Investment Committee and its sub-committees is to assist the Board in the oversight of the investment management services provided by the Adviser to the Funds, as well as any sub-adviser to the Funds. The full Board may delegate to the

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Investment Committee from time to time the authority to make Board level decisions on an interim basis when it is impractical to convene a meeting of the full Board. The primary purpose of each sub-committee is to receive reports concerning investment management topics, concerns or exceptions with respect to particular Funds that the sub-committee is assigned to oversee, and to facilitate the understanding by the Committee and the Board of particular issues related to investment management of Funds reviewed by the sub-committee. The Investment Committee was formed effective February 19, 2005 and met four times during the fiscal year ended December 31, 2005

Ownership of Securities

As of December 31, 2005, each Trustee beneficially owned shares of certain Funds of the Trust in the amounts shown below:

Name of Trustee	Ownership of the Funds	Aggregate Ownership of All Registered Investment Companies Overseen by Trustee in Family of Investment Companies(1)(2)
Independent Trustees
William J. Armstrong	None	Over $100,000
Roland R. Eppley, Jr.	None	Over $100,000
John F. Finn(3)	None	Over $100,000
Dr. Matthew Goldstein	None	$50,001 - $100,000
Robert J. Higgins	None	None
Peter C. Marshall(3)	None	Over $100,000
Marilyn McCoy(3)	None	Over $100,000
William G. Morton, Jr.	None	None
Robert A. Oden, Jr.(3)	None	Over $100,000
Fergus Reid, III	None	Over $100,000
Frederick W. Ruebeck(3)	None	Over $100,000
James J. Schonbachler	None	$50,001 - $100,000
Interested Trustee
Leonard M. Spalding, Jr.	None	Over $100,000

(1)	As of May 1, 2006, the Funds had not commenced operations.
(2)	A Family of Investment Companies means any two or more registered investment companies that share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment or investor services. The Family of Investment Companies for which the Board of Trustees currently serves includes nine registered investment companies (118 funds).
(3)	This Trustee does not oversee the UM Investment Trust II which is the registered investment company for the Undiscovered Managers Spinnaker Fund, and therefore oversees eight registered investment companies (117 funds).

As of December 31, 2005, none of the independent Trustees or their immediate family members owned securities of the Adviser or JPMDS or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or JPMDS.

Trustee Compensation

As of July 1, 2005, the JPMorgan Funds pay each Trustee an annual fee of $183,000 and reimburse each Trustee for expenses incurred in connection with service as a Trustee. In addition, the Funds pay the Chairman $167,000 and the Vice Chairman $67,000. The Chairman and Vice Chairman receive no additional compensation for service as committee or sub-committee chairmen. Committee chairs and Sub-Committee chairs who are not already receiving an additional fee are each paid $52,000 and $27,000 respectively. The Trustees may hold various other directorships unrelated to the JPMorgan Funds Complex. The Funds bear expenses related to administrative and staffing services provided to the Chairman, in lieu of establishing an office of the Chairman, in the amount of $6,000 per month.

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Trustee aggregate compensation paid by the JPMorgan Funds Complex for the calendar year ended December 31, 2005, are set forth below:

Aggregate Trustee Compensation Paid by the Funds

Name of Trustee	Smart Retirement Funds	Total Compensation Paid from Funds Complex(1)
Independent Trustees
William J. Armstrong	None	$204,417
Roland R. Eppley, Jr.	None	157,417
John F. Finn(2)	None	0(3)
Dr. Matthew Goldstein	None	179,833
Robert J. Higgins	None	179,833
Peter C. Marshall(2)	None	229,333
Marilyn McCoy(2)	None	0(4)
William G. Morton, Jr.	None	157,417
Robert A. Oden, Jr.(2)	None	137,250(5)
Fergus Reid, III	None	309,000
Frederick W. Ruebeck(2)	None	190,500
James J. Schonbachler	None	157,417
Interested Trustee
Leonard M. Spalding, Jr.	None	204,417

(1)	A Funds Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex overseen by the Board of Trustees currently includes nine registered investment companies (118 funds).
(2)	This Trustee does not oversee the UM Investment Trust II which is the registered investment company for the Undiscovered Managers Spinnaker Funds, and therefore oversees eight registered investment companies (117 funds).
(3)	Does not include $176,250 of Deferred Compensation.
(4)	Does not include $207,083 of Deferred Compensation.
(5)	Does not include $32,500 of Deferred Compensation.

The Trustees instituted a Deferred Compensation Plan for Eligible Trustees (the “Deferred Compensation Plan”) pursuant to which each Trustee (who is not an employee of the former Chase Vista Funds’ adviser, administrator or distributor or any of their affiliates) may enter into agreements with such Funds whereby payment of the Trustees’ fees are deferred until the payment date elected by the Trustee (or the Trustee’s termination of service). The deferred amounts are deemed invested in shares of Funds as elected by the Trustee at the time of deferral. If a deferring Trustee dies prior to the distribution of amounts held in the deferral account, the balance of the deferral account will be distributed to the Trustee’s designated beneficiary in a single lump sum payment as soon as practicable after such deferring Trustee’s death. Messrs. Eppley and Spalding are the only Trustees who currently are deferring compensation under such plan. Mr. Spalding has also deferred receipt of compensation received prior to February 22, 2001 which was previously deferred under a Retirement Plan for Eligible Trustees that was terminated as of that date. Notwithstanding anything to the contrary above, currently, former trustees of One Group Mutual Funds (now known as JPMorgan Trust II) and One Group Investment Trust (now known as JPMorgan Investment Trust) are not eligible to participate in the Deferred Compensation Plan, and instead participate under a separate deferred compensation plan described below.

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Pursuant to an Amended and Restated Deferred Compensation Plan for Trustees who are former trustees of One Group Mutual Funds and One Group Investment Trust (the “OG Plan”), adopted by the Boards of One Group Mutual Funds and One Group Investment Trust on February 13, 2002, the Trustees who are former Trustees of One Group Mutual Funds and One Group Investment Trust are permitted to defer all or a part of their compensation. Under the OG Plan, the Trustees who are former Trustees of One Group Mutual Funds and One Group Investment Trust are permitted to specify Select Class Shares (formerly designated Class I Shares) of one or more series of JPMorgan Trust II to be used to measure the performance of a Trustee’s deferred compensation account. A Trustee’s deferred compensation account will be paid at such times as elected by the Trustee subject to certain mandatory payment provisions in the Plan (e.g., death of a Trustee).

The Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices, unless, as to liability to the Trust or their shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices or with respect to any matter unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or disposition, or by a reasonable determination based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

OFFICERS

The Trust’s executive officers (listed below) are generally employees of the Adviser or one of its affiliates. The officers conduct and supervise the business operations of the Trust. The officers hold office until a successor has been elected and duly qualified. The Trust has no employees.

The names of the officers of the Funds, together with their year of birth, information regarding their positions held with the Funds and principal occupations are shown below. The contact address for each of the officers, unless otherwise noted, is 522 Fifth Avenue, New York, NY 10036.

Name (Year of Birth), Positions Held with the Funds (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2005)	Managing Director, JPMorgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions throughout the firm in business management, marketing, and sales.

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Name (Year of Birth), Positions Held with the Funds (Since)	Principal Occupations During Past 5 Years
Robert L. Young (1963), Senior Vice President (2005)*	Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005)	Vice President, JPMorgan Funds Management, Inc.; previously, Treasurer, JPMorgan Funds and Head of Funds Administration and Board Liaison. Ms. Maleski was the Vice President of Finance for the Pierpont Group, Inc. from 1996 - 2001, an independent company owned by the Board of Directors/ Trustees of the JPMorgan Funds prior to joining J.P. Morgan Chase & Co. in 2001.

Stephanie J. Dorsey (1969), Treasurer (2005)*	Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JPMorgan Chase & Co. (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Senior Vice President and Chief Compliance Officer (2005)	Senior Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration – Pooled Vehicles from 2000 to 2004. Mr. Ungerman held a number of positions in Prudential Financial’s asset management business prior to 2000.

Paul L. Gulinello (1950), AML Compliance Officer (2005)	Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personnel trading and compliance testing since 2004. Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Stephen M. Benham (1959), Secretary (2005)	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2004; Vice President (Legal Advisory) of Merrill Lynch Investment Managers, L.P. from 2000 to 2004; attorney associated with Kirkpatrick & Lockhart LLP from 1997 to 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004 – 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

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Name (Year of Birth), Positions Held with the Funds (Since)	Principal Occupations During Past 5 Years
Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949), Assistant Secretary (2005)*	Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc.; From 1999 – 2005, Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.).

Ellen W. O’Brien (1957), Assistant Secretary (2005)**	Assistant Vice President, JPMorgan Investor Services, Co., responsible for Blue Sky registration. Ms. O’Brien has served in this capacity since joining the firm in 1991.

Suzanne E. Cioffi (1967), Assistant Treasurer (2005)	Vice President, JPMorgan Funds Management, Inc., responsible for mutual fund financial reporting. Ms. Cioffi has overseen various fund accounting, custody and administration conversion projects during the past five years.

Christopher D. Walsh (1965), Assistant Treasurer (2005)	Vice President, JPMorgan Funds Management, Inc.; Mr. Walsh has managed all aspects of institutional and retail mutual fund administration and vendor relationships within the mutual funds, commingled/ERISA funds, 3(c)(7) funds, hedge funds and LLC products. Mr. Walsh was a director of Mutual Fund Administration at Prudential Investments from 1996 to 2000.

Arthur A. Jensen (1966), Assistant Treasurer (2005)*	Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 until 2005; Mr. Jensen was Section Manager at Northern Trust Company and Accounting Supervisor at Allstate Insurance Company prior to 2001.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.
**	The contact address for the officer is 73 Tremont Street, Floor 1, Boston, MA 02108.

As of January 31, 2006, the officers and Trustees, as a group, owned less than 1% of the shares of any class of the Funds offered in this SAI.

CODES OF ETHICS

The Trust, JPMIM, its affiliated sub-advisers, and JPMDS have each adopted codes of ethics under Rule 17j-1 of the 1940 Act.

The Trust’s code of ethics includes policies which require “access persons” (as defined in Rule 17j-1) to: (i) place the interest of Trust Shareholders first; (ii) conduct personal securities transactions in a manner that avoids any actual or potential conflict of interest or any abuse of a position of trust and responsibility; and (iii) refrain from taking inappropriate advantage of his or her position with the Trust or the Funds. The Trust’s code of ethics prohibits any access person from: (i) employing any device, scheme or artifice to defraud the Trust or the Funds; (ii) making to the Trust or the Funds any untrue statement of a material fact or omit to state to the Trust or the Funds a material fact necessary in order to

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make the statements made, in light of the circumstances under which they are made, not misleading; (iii) engaging in any act, practice, or course of business which operates or would operate as a fraud or deceit upon the Trust or the Funds; or (iv) engaging in any manipulative practice with respect to the Trust or the Funds. The Trust’s code of ethics permits personnel subject to the code to invest in securities, including securities that may be purchased or held by the Funds so long as such investment transactions are not in contravention of the above noted policies and prohibitions.

The code of ethics adopted by JPMIM requires that all employees must: (i) place the interest of the accounts which are managed by JPMIM first; (ii) conduct all personal securities transactions in a manner that is consistent with the code of ethics and the individual employee’s position of trust and responsibility; and (iii) refrain from taking inappropriate advantage of their position. Employees of JPMIM are also prohibited from certain mutual Funds trading activity including “excessive trading” of shares of a mutual Funds as such term is defined in the applicable Funds’ Prospectuses or SAI and effecting or facilitating a mutual Funds transaction to engage in market timing. JPMIM’s code of ethics permits personnel subject to the code to invest in securities including securities that may be purchased or held by the Funds subject to certain restrictions. However, all employees are required to preclear securities trades (except for certain types of securities such as non-proprietary mutual Funds shares and U.S. government securities). Each of JPMIM’s affiliated sub-advisers has also adopted the code of ethics described above.

JPMDS’s code of ethics requires that all employees of JPMDS must: (i) place the interest of the accounts which are managed by affiliates of JPMDS first; (ii) conduct all personal securities transactions in a manner that is consistent with the code of ethics and the individual employee’s position of trust and responsibility; and (iii) refrain from taking inappropriate advantage of their positions. Employees of JPMDS are also prohibited from certain mutual Funds trading activity including “excessive trading” of shares of a mutual Funds as such term is defined in the applicable Funds’ Prospectuses or SAI or effecting or facilitating a mutual Funds transaction to engage in market timing. JPMDS’s code of ethics permits personnel subject to the code to invest in securities including securities that may be purchased or held by the Funds subject to the policies and restrictions in such code of ethics.

PROXY VOTING PROCEDURES AND GUIDELINES

The Board of Trustees has delegated to the Funds’ investment adviser, JPMIM and its affiliated advisers, proxy voting authority with respect to the Funds’ portfolio securities. Most of the securities in which the Funds invests, however, are rarely required, or permitted, to vote. To ensure that the proxies of portfolio companies are voted in the best interests of the Funds, the Funds’ Board of Trustees has adopted JPMIM’s detailed proxy voting procedures (the “Procedures”) that incorporate guidelines (“Guidelines”) for voting proxies on specific types of issues. The Guidelines have been developed with the objective of encouraging corporate action that enhances shareholder value. Except as noted below, proxy voting decisions will be made in accordance with the Guidelines covering a multitude of both routine and non-routine matters that JPMIM and its affiliated advisers have encountered globally, based on many years of collective investment management experience.

JPMIM and its affiliated advisers are part of a global asset management organization with the capability to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region, the Guidelines are customized for each region to take into account such variations. Separate Guidelines cover the regions of (1) North America, (2) Europe, (3) Asia (ex-Japan) and (4) Japan, respectively. Notwithstanding the variations among the Guidelines, all of the Guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value. As a general rule, in voting proxies of a particular security, JPMIM and its affiliated advisers will apply the Guidelines of the region in which the issuer of such

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security is organized. Except as noted below, proxy voting decisions will be made in accordance with the Guidelines covering a multitude of both routine and non-routine matters that JPMIM and its affiliated advisers have encountered globally, based on many years of collective investment management experience.

To oversee and monitor the proxy-voting process, JPMIM has established a proxy committee and appointed a proxy administrator in each global location where proxies are voted. The primary function of each proxy committee is to review periodically general proxy-voting matters, review and approve the Guidelines annually, and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues. The procedures permit an independent voting service, currently Institutional Shareholder Services, Inc. (“ISS”) in the United States, to perform certain services otherwise carried out or coordinated by the proxy administrator.

Although for many matters the Guidelines specify the votes to be cast, for many others, the Guidelines contemplate case-by-case determinations. In addition, there will undoubtedly be proxy matters that are not contemplated by the Guidelines. For both of these categories of matters and to override the Guidelines, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest (between the Funds on the one hand, and the Funds’ investment adviser, principal underwriter or an affiliate of any of the foregoing, on the other hand) and ensure that the proxy vote is cast in the best interests of the Funds. When a potential material conflict of interest has been identified, the proxy administrator and a subgroup of proxy committee members (composed of a member from the Investment Department and one or more members from the Legal, Compliance or Risk Management Departments) will evaluate the potential conflict of interest and determine whether such conflict actually exists, and if so, will recommend how JPMIM will vote the proxy. In addressing any material conflict, JPMIM may take one or more of the following measures (or other appropriate action): removing or “walling off” from the proxy voting process certain JPMIM personnel with knowledge of the conflict, voting in accordance with any applicable Guideline if the application of the Guideline would objectively result in the casting of a proxy vote in a predetermined manner, or deferring the vote to ISS, which will vote in accordance with its own recommendation.

The following summarizes some of the more noteworthy types of proxy voting policies of the U.S. Guidelines:

•	JPMIM considers votes on director nominees on a case-by-case basis. Votes generally will be withheld from directors who: (a) attend less than 75% of board and committee meetings without a valid excuse; (b) implement or renew a dead-hand poison pill; (c) are affiliated directors who serve on audit, compensation or nominating committees or are affiliated directors and the full board serves on such committees or the company does not have such committees; or (d) ignore a shareholder proposal that is approved for two consecutive years by a majority of either the shares outstanding or the votes cast.

•	JPMIM votes proposals to classify boards on a case-by-case basis, but will vote in favor of such proposal if the issuer’s governing documents contain each of eight enumerated safeguards (for example, a majority of the board is composed of independent directors and the nominating committee is composed solely of such directors).

•	JPMIM also considers management poison pill proposals on a case-by-case basis, looking for shareholder-friendly provisions before voting in favor.

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•	JPMIM votes against proposals for a super-majority vote to approve a merger.

•	JPMIM considers proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis, taking into account the extent of dilution and whether the transaction will result in a change in control.

•	JPMIM votes proposals on a stock option plan based primarily on a detailed, quantitative analysis that takes into account factors such as estimated dilution to shareholders’ equity and dilution to voting power. JPMIM generally considers other management compensation proposals on a case-by-case basis.

•	JPMIM also considers on a case-by-case basis proposals to change an issuer’s state of incorporation, mergers and acquisitions and other corporate restructuring proposals and certain social and environmental issue proposals.

The Funds’ proxy voting records for the 12-month period ended June 30, 2006 will be on file with the SEC and will be available on the Funds’ website at www.jpmorganfunds.com and on the SEC’s website at www.sec.gov no later than August 31, 2006.

PORTFOLIO HOLDINGS DISCLOSURE

As described in the Prospectuses and pursuant to the Funds’ portfolio holdings disclosure policy, no sooner than ten days after the end of each month, the Funds will make available to the public, upon request to JPMorgan SmartRetirement Funds (1-800-480-4111), an complete, uncertified schedule of its portfolio holdings as of the last day of the month.

The Funds’ publicly available uncertified complete list of portfolio holdings information, as described above, may also be provided regularly pursuant to a standing request, such as on a monthly or quarterly basis, to (i) third party service providers, rating and ranking agencies, financial intermediaries, and affiliated persons of the Funds and (ii) clients of the Adviser or its affiliates that invest in the Funds or such clients’ consultants. No compensation or other consideration is received by the Funds or the Adviser, or any other person for these disclosures. A list of the entities that receive the Funds’ portfolio holdings information on such basis, the frequency with which it is provided to them and the length of the lag between the date of the information and the date it is disclosed is provided below:

Vickers Stock Research Corp.	Monthly	30 days after month end

MorningStar Inc.	Monthly	30 days after month end

Lipper, Inc.	Monthly	30 days after month end

Thomson Financial	Monthly	30 days after month end

Bloomberg LP	Monthly	30 days after month end

In addition, certain service providers to the Funds or the Adviser, Administrator, Shareholder Servicing Agent or Distributor may for legitimate business purposes receive the Funds’ portfolio holdings information earlier than 30 days after month end, such as sub-advisers, rating and ranking agencies, pricing services, proxy voting service providers, accountants, attorneys, custodians, securities lending agents, brokers in connection with Funds transactions and in providing pricing quotations, members of a bank syndicate providing a committed line of credit to the Funds (released quarterly ten days after trade date), transfer agents and entities providing CDSC financing (released weekly one day after trade date). When the Funds redeems a shareholder in kind, the shareholder generally receives its proportionate share of the Funds’ portfolio holdings and, therefore, the shareholder and its agent may receive such

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information earlier than 30 days after month end. Such holdings are released on conditions of confidentiality, which include appropriate trading prohibitions. “Conditions of confidentiality” include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g., attorney–client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions). Disclosure of the Funds’ portfolio securities as an exception to the Funds’ normal business practice requires the business unit proposing such exception to identify a legitimate business purpose for the disclosure and submit the proposal to the Funds’ Treasurer for approval following business and compliance review. Additionally, no compensation or other consideration is received by the Funds or the Adviser, or any other person for these disclosures. The Funds’ Trustees will review annually a list of such entities that have received such information, the frequency of such disclosures and the business purpose therefor. These procedures are designed to address conflicts of interest between the Funds’ shareholders on the one hand and the Funds’ Adviser or any affiliated person of the Funds or such entities on the other hand by creating a structured review and approval process which seeks to ensure that disclosure of information about the Funds’ portfolio securities is in the best interests of the Funds’ shareholders. There can be no assurance, however that the Funds’ policies and procedures with respect to the disclosure of portfolio holdings information will prevent the misuse of such information by individuals or firms in possession of such information.

Portfolio holdings of the Funds will be disclosed on a quarterly basis on forms required to be filed with the SEC as follows: (i) portfolio holdings as of the end of each fiscal year will be filed as part of the annual report filed on Form N-CSR; (ii) portfolio holdings as of the end of the first and third fiscal quarters will be filed on Form N-Q; and (iii) portfolio holdings as of the end of the six month period will be filed as part of the semi-annual report filed on Form N-CSR. The Trust’s Form N-CSRs and Form N-Qs will be available on the Funds’ website at www.jpmorganfunds.com and on the SEC website at www.sec.gov.

The Funds also includes information concerning the Funds’ top ten holdings that are posted on www.jpmorganfunds.com no sooner than 15 days after the end of each month. One day after this information has been made available to the public by means of posting on that website, it may also be included in other advertising and marketing material concerning the Funds.

Finally, the Funds releases information concerning any and all portfolio holdings when required by law. Such releases may include providing information concerning holdings of a specific security to the issuer of such security.

INVESTMENT ADVISER

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust, on behalf of the Funds, and JPMIM, JPMIM serves as investment adviser to the Funds, as discussed in the “General” section.

Subject to the supervision of the Funds’ Board of Trustees, the Adviser makes the day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the investments for the Funds. JPMIM is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan Chase”) and is a registered investment adviser under the Investment Advisers Act of 1940, as amended. JPMIM acts as investment adviser to individuals, governments, corporations, employee benefit plans, labor unions and state and local governments, mutual funds and other institutional investors. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.

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Certain of the assets of employee benefit accounts under the Adviser’s management are invested in commingled pension trust Funds for which JPMorgan Chase Bank, N.A. (“JPMorgan Chase Bank”) serves as trustee.

Under separate agreements, JPMorgan Chase Bank, JPMorgan Funds Management, Inc. (“JPMFM”), and JPMDS provide certain financial, Funds accounting, recordkeeping and administrative services to the Trust and the Funds and shareholder services for the Trust. JPMDS is the shareholder servicing agent and the distributor for the Funds. JPMorgan Chase Bank, JPMFM and JPMDS are each affiliates of the Adviser. See the “Custodian,” “Administrator,” “Shareholder Servicing” and “Distributor” sections.

JPMorgan Chase a bank holding company organized under the laws of the State of Delaware, was formed from the merger of J.P. Morgan & Co. Incorporated with and into The Chase Manhattan Corporation.

JPMorgan Chase has a long history of offering a wide range of banking and investment services to customers throughout the United States and the world. The firm, through its predecessor companies, has been in business for over a century.

The investment advisory services the Adviser provides to the Funds are not exclusive under the terms of the Advisory Agreement. The Adviser is free to and does render similar investment advisory services to others. The Adviser serves as investment adviser to personal investors and other investment companies and acts as fiduciary for trusts, estates and employee benefit plans. Certain of the assets of trusts and estates under management are invested in common trust funds for which the Adviser serves as trustee. The accounts which are managed or advised by the Adviser have varying investment objectives and the Adviser invests assets of such accounts in investments substantially similar to, or the same as, those which are expected to constitute the principal investments of the Funds. Such accounts are supervised by employees of the Adviser who may also be acting in similar capacities for the Funds. See “Portfolio Transactions.”

The Funds are managed by employees of the Adviser who, in acting for their customers, including the Funds, do not discuss their investment decisions with any personnel of JPMorgan Chase or any personnel of other divisions of the Adviser or with any of their affiliated persons, with the exception of certain other investment management affiliates of JPMorgan Chase which execute transactions on behalf of the Funds.

The Adviser does not charge an advisory fee for providing services under the Investment Advisory Agreement to the Funds.

The Advisory Agreement provides that it will continue in effect beyond October 31, 2005 only if specifically approved thereafter annually in the same manner as the Distribution Agreement. See the “Distributor” section. The Advisory Agreement will terminate automatically if assigned and is terminable at anytime without penalty by a vote of a majority of the Trustees, or by a vote of the holders of a majority of the Funds’ outstanding voting securities (as defined in the 1940 Act), on 60 days’ written notice to the Adviser and by the Adviser on 90 days’ written notice to the Trust.

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PORTFOLIO MANAGER’S OTHER ACCOUNTS MANAGED

The following table shows information regarding all of the other accounts managed by the portfolio manager as of December 31, 2005, except as indicated below:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets

JPMorgan SmartRetirement Funds
Patrik Jakobson
Anne Lester
Mike Schoenhaut

The following table shows information on the other accounts managed by the portfolio manager as of December 31, 2005, except as indicated below, that have advisory fees wholly or partly based on performance.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets

JPMorgan SmartRetirement Funds
Patrik Jakobson
Anne Lester
Mike Schoenhaut

Potential Conflict of Interest

As shown in the above table, the portfolio manager may manage accounts in addition to the identified registered investment companies. The potential for conflicts of interest exists when the Adviser and its portfolio manager manages other accounts with similar investment objectives and strategies as the Portfolio (“Similar Accounts”). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities. See also “Potential Conflicts of Interest” under Investment Strategies and Policies.

Responsibility for managing the Adviser’s clients’ portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio group using the same objectives, approach and philosophy. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.

The Adviser may receive more compensation with respect to certain Similar Accounts than that received with respect to the Portfolio or may receive compensation based in part on the performance of

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certain Similar Accounts. This may create a potential conflict of interest for the Adviser or its portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, the Adviser could be viewed as having a conflict of interest to the extent that the Adviser has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in the Adviser’s employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as the Adviser may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. The Adviser may be perceived as causing accounts it manages to participate in an offering to increase the Adviser’s overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, or when a sale in one account lowers the sale price received in a sale by a second accounts. If the Adviser manages accounts that engage in short sales of securities of the type in which the Portfolio invests, the Adviser could be seen as harming the performance of the Portfolio for the benefits of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

The Adviser has policies and procedures designed to manage these conflicts. For instance, the Adviser has a policy to allocate investment opportunities fairly and equitably among its clients over time. The allocation procedures require that orders for the same equity security be aggregated on a continual basis throughout each trading day consistent with the Adviser’s duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro rata average price volatility subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, the Adviser may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedures, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

Purchases of money market instruments and fixed income securities cannot always be allocated pro rata across the accounts with the same investment strategy and objective. However, the Adviser attempts to mitigate any potential unfairness by basing non-pro rata allocations upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of the Adviser so that fair and equitable allocation will occur over time.

Portfolio Manager Compensation

The Adviser’s portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of the Adviser’s business as a whole.

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Each portfolio manager’s performance is formally evaluated annually based on a variety of factors including the aggregated size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact, Portfolio managers compensation is primarily driven by meeting or exceeding clients’ risk and return objectives, relative performance to competitors and competitive indices and compliance with firm polices and regulatory requirements. Each portfolio manager’s performance with respect to the mutual Funds he or she manages is valued relative to the appropriate market peer group and to each Funds’ benchmark index listed in the Funds’ prospectus over one, three and five year periods (or such shorter time as the portfolio manager has managed the Funds). Investment performance is generally more heavily weighted to the long-term.

Stock awards are granted as part of an employee’s annual performance bonus and comprise from 0% to 35% of a portfolio manager’s total award. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock, also increases. Certain investment professionals may also be subject to a mandatory deferral of a portion of their compensation into proprietary mutual Funds based on long-term sustained investment performance.

ADMINISTRATOR

Pursuant to an Administration Agreement effective May 5, 2006 (the “Administration Agreement”), between the Trust, on behalf of the Funds, and JPMFM, JPMFM serves as administrator of the Funds. JPMFM is an affiliate of JPMorgan Chase Bank, an indirect, wholly-owned subsidiary of JPMorgan Chase, and has its principal place of business at 1111 Polaris Parkway, Suite 2-J, Columbus, OH 43240.

Pursuant to the Administration Agreement, JPMFM will perform or supervise all operations of the Funds for which it serves (other than those performed under the advisory agreement, the custodian and fund accounting agreement and the transfer agency agreement for the Funds). Under the Administration Agreement, JPMFM has agreed to maintain the necessary office space for the Funds, and to furnish certain other services required by the Funds with respect to the Funds. The Administrator prepares annual and semi-annual reports to the SEC, prepares federal and state tax returns and generally assists in all aspects of the Funds’ operations other than those performed under the advisory agreement(s), the custodian and fund accounting agreements and the transfer agency agreement. Under the Administration Agreement, JPMFM may, at its expense, subcontract with any entity or person concerning the provision of services under the Administration Agreement. Currently the Administrator pays a portion of the fees it receives to J.P. Morgan Investor Services, Inc. for its services as the Funds’ sub-administrator.

Unless sooner terminated, the Administration Agreement will continue in effect through                     . Thereafter, if not terminated, the Administration Agreement will continue automatically for successive one year terms, provided that such continuance is specifically approved at least annually by the vote of a majority of those members of the Board of Trustees who are not parties to the Administration Agreement or interested persons of any such party. The Administration Agreement may be terminated without penalty, on not less than 60 days’ prior written notice, by the Board of Trustees or by JPMFM. The termination of the Administration Agreement with respect to one Funds will not result in the termination of the Administration Agreement with respect to any other Funds.

The Administration Agreement provides that JPMFM shall not be liable for any error of judgment or mistake of law or any loss suffered by the Funds in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence in the performance of its duties, or from the reckless disregard by it of its obligations and duties thereunder.

JPMFM does not charge a fee for providing administrative services to the Funds.

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DISTRIBUTOR

JPMorgan Distribution Services, Inc. serves as the Trust’s distributor and holds itself available to receive purchase orders for the Funds’ shares. In that capacity, JPMDS has been granted the right, as agent of the Trust, to solicit and accept orders for the purchase of shares of the Funds in accordance with the terms of the Distribution Agreement between the Trust and the JPMDS. JPMDS is an affiliate of JPMIM and JPMorgan Chase Bank and is a direct, wholly-owned subsidiary of JPMorgan Chase. The principal offices of JPMDS are located at 1111 Polaris Parkway, Suite 2-J, Columbus, OH 43240.

Unless otherwise terminated, the Distribution Agreement with JPMDS will continue in effect until October 31, 2005 and will continue thereafter for successive one-year terms if approved at least annually by: (a) the vote of a majority of those members of the Board of Trustees who are not parties to the Distribution Agreement or interested persons of any such party, cast in person at a meeting for the purpose of voting on such approval and (b) the vote of the Board of Trustees or the vote of a majority of the outstanding voting securities of the Funds. The Distribution Agreement may be terminated without penalty on not less than 60 days’ prior written notice, by the Board of Trustees, by vote of majority of the outstanding voting securities of the Funds or by the JPMDS. The termination of the Distribution Agreement with respect to one Funds will not result in the termination of the Distribution Agreement with respect to any other Funds. The Distribution Agreement may also be terminated in the event of its assignment, as defined in the 1940 Act. JPMDS is a broker-dealer registered with the SEC and is a member of the National Association of Securities Dealers, Inc.

DISTRIBUTION PLAN

The Trust has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act (the “Distribution Plan”) on behalf of the Class A and Class C Shares of the Funds, which provides that each of such classes shall pay for distribution services a distribution fee (the “Distribution Fee”), including payments to JPMDS, at annual rates not to exceed the amounts set forth below.

JPMDS may use the Rule 12b-1 fees payable under the Distribution Plan to finance any activity that is primarily intended to result in the sale of Shares, including, but not limited to, (i) the development, formulation and implementation of marketing and promotional activities, including direct mail promotions and television, radio, magazine, newspaper, electronic and media advertising; (ii) the preparation, printing and distribution of prospectuses, statements of additional information and reports and any supplements thereto (other than prospectuses, statements of additional information and reports and any supplements thereto used for regulatory purposes or distributed to existing shareholders of the Funds); (iii) the preparation, printing and distribution of sales and promotional materials and sales literature which is provided to various entities and individuals, including brokers, dealers, financial institutions, financial intermediaries, shareholders, and prospective investors in the Funds; (iv) expenditures for sales or distribution support services, including meetings with and assistance to brokers, dealers, financial institutions, and financial intermediaries and in-house telemarketing support services and expenses; (v) preparation of information, analyses, surveys, and opinions with respect to marketing and promotional activities, including those based on meetings with and feedback from JPMDS’s sales force and others including potential investors, shareholders and financial intermediaries; (vi) commissions, incentive compensation, finders fees, or other compensation paid to, and expenses of employees of JPMDS,

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brokers, dealers, and other financial institutions and financial intermediaries that are attributable to any distribution and/or sales support activities, including interest expenses and other costs associated with financing of such commissions, incentive compensation, other compensation, fees, and expenses; (vii) travel, promotional materials, equipment, printing, delivery and mailing costs, overhead and other office expenses of JPMDS and its sales force attributable to any distribution and/or sales support activities, including meetings with brokers, dealers, financial institutions and financial intermediaries in order to provide them with information regarding the Funds and its investment process and management; (viii) the costs of administering the Distribution Plan; (ix) expenses of organizing and conducting sales seminars; and (x) any other costs and expenses relating to any distribution and/or sales support activities. Activities intended to promote one class of shares of the Funds may also benefit the Funds’ other shares and other JPMorgan Funds. Anticipated benefits to the Funds that may result from the adoption of the Distribution Plan are economic advantages achieved through economies of scale and enhanced viability if the Funds accumulates a critical mass.

Class A Shares of the Funds pay a Distribution Fee of 0.25% of average daily net assets, Class C Shares of the Funds pay a Distribution Fee of 0.75% of average daily net assets. JPMDS currently expects to pay sales commissions to a dealer at the time of sale of Class C Shares of the Funds of up to 1.00%, respectively, of the purchase price of the shares sold by such dealer. JPMDS will use its own Funds (which may be borrowed or otherwise financed) to pay such amounts. Because JPMDS will receive a maximum Distribution Fee of 0.75% of average daily net assets with respect to Class C Shares of the Funds, it will take JPMDS several years to recoup the sales commissions paid to dealers and other sales expenses.

No class of shares of the Funds will make payments or be liable for any distribution expenses incurred by other classes of shares of any Funds.

Some payments under the Distribution Plan may be used to compensate broker-dealers with trail or maintenance commissions in an amount not to exceed 0.25% annualized of the average daily net asset value of the Class A Shares or 0.75% annualized of the average daily net asset value of the Class C Shares maintained in the Funds by such broker-dealers’ customers. Since the Distribution Fee is not directly tied to expenses, the amount of distribution fees paid by a class of the Funds during any year may be more or less than actual expenses incurred pursuant to the Distribution Plan. For this reason, this type of distribution fee arrangement is characterized by the staff of the SEC as being of the “compensation variety” (in contrast to “reimbursement” arrangements by which a distributor’s payments are directly linked to its expenses). With respect to Class C Shares of the Funds, because of the 0.75% annual limitation on the compensation paid to JPMDS during a fiscal year, compensation relating to a large portion of the commissions attributable to sales of Class C Shares in any one year will be accrued and paid by the Funds to JPMDS in fiscal years subsequent thereto. However, the shares are not liable for any distribution expenses incurred in excess of the Distribution Fee paid.

Each class of shares is entitled to exclusive voting rights with respect to matters concerning its Distribution Plan.

The Distribution Plan provides that it will continue in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreement related to such plan (“Qualified Trustees”).

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The Distribution Plan requires that JPMDS shall provide to the Board of Trustees, and the Board of Trustees shall review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Distribution Plan. The selection and nomination of Qualified Trustees shall be committed to the discretion of the disinterested Trustees (as defined in the 1940 Act) then in office. The Distribution Plan may be terminated, with respect to any class of the Funds, at any time by a vote of a majority of the Qualified Trustees or by vote of a majority of the outstanding voting shares of the class of such Funds to which it applies (as defined in the 1940 Act and the rules thereunder). The Distribution Plan may not be amended to increase materially the amount of permitted expenses thereunder without the approval of the affected shareholders and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees. The Funds will preserve copies of any plan, agreement or report made pursuant to the Distribution Plan for a period of not less than six years from the date of the Distribution Plan, and for the first two years such copies will be preserved in an easily accessible place.

CUSTODIAN

Pursuant to the Global Custody and Fund Accounting Agreement between JPMFM, the Trust on behalf of the Funds, and JPMorgan Chase Bank, 3 Chase MetroTech Center, Brooklyn, NY 11245, effective May 5, 2006 (the “Custody Agreement”), JPMorgan Chase Bank serves as the custodian and Funds accounting agent for the Funds and is responsible for holding portfolio securities and cash and maintaining the books of account and records of portfolio transactions. JPMorgan Chase Bank is an affiliate of the Adviser.

The fees and expenses for Custody and Fund Accounting are paid by JPMorgan Funds Management Inc. (“JPMFM”). For fund accounting services, JPMFM pays to JPMorgan Chase Bank the higher of (a) the Funds’ pro rata share of an annual complex-wide charge on the average daily net assets of all U.S. Equity Funds of 0.0120% of the first $10 billion, 0.0050% on the next $10 billion, 0.0040% on the next $10 billion and 0.0025% for such assets over $30 billion, or (b) the applicable per account minimum charge. The minimum total annual fund accounting charge per. Fund is $20,000.

In addition there is a $2,000 annual charge per share class and a $6,000 annual charge per manager for multi-managed accounts. For custodian services, JPMFM pays to JPMorgan Chase Bank safekeeping fees of between 0.001% and 0.60% of assets held by JPMorgan Chase Bank (depending on the foreign domicile in which the asset is held), calculated monthly in arrears and fees between $7.50 and $150 for securities trades (depending on the foreign domicile in which the trade is settled).

JPMFM will reimburse JPMorgan Chase Bank for its reasonable out-of-pocket or incidental expenses, other than legal fees and tax or related fees incidental to processing by governmental authorities, issuers, or their agents, for which the Funds will reimburse JPMorgan Chase Bank.

TRANSFER AGENT

Boston Financial Data Services, Inc. (“BFDS” or “Transfer Agent”), 2 Heritage Drive, North Quincy, Massachusetts 02171, serves as the Funds’ transfer and dividend disbursing agent. As transfer agent and dividend disbursing agent, BFDS is responsible for maintaining account records detailing the ownership of Funds shares and for crediting income, capital gains and other changes in share ownership to shareholder accounts.

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SHAREHOLDER SERVICING

Effective February 19, 2005, the Trust, on behalf of the Funds, has entered into a shareholder servicing agreement with JPMDS (“Shareholder Servicing Agreement”). Under the Shareholder Servicing Agreement, JPMDS will provide, or cause its agents to provide, any combination of the personal shareholder liaison services and shareholder account information services (“Shareholder Services”) described below or other related services (“Other Related Services”) as also described below.

“Shareholder Services” include (a) answering shareholder inquiries (through electronic and other means) regarding account status and history, the manner in which purchases and redemptions of Funds shares may be effected, and certain other matters pertaining to the Funds; (b) providing shareholders with information through electronic means; (c) assisting shareholders in completing application forms, designating and changing dividend options, account designations and addresses; (d) arranging for or assisting shareholders with respect to the wiring of the Funds to and from shareholder accounts in connection with shareholder orders to purchase, redeem or exchange shares; (e) verifying shareholder requests for changes to account information; (f) handling correspondence from shareholders about their accounts; (g) assisting in establishing and maintaining shareholder accounts with the Trust; and (h) providing other shareholder services as the Trust or a shareholder may reasonably request, to the extent permitted by applicable law.

“Other Related Services” include (a) aggregating and processing purchase and redemption orders for shares; (b) providing shareholders with account statements showing their purchases, sales, and positions in the Funds; (c) processing dividend payments for the Funds; (d) providing sub-accounting services to the Trust for shares held for the benefit of shareholders; (e) forwarding communications from the Trust to shareholders, including proxy statements and proxy solicitation materials, shareholder reports, dividend and tax notices, and updated Prospectuses and SAI; (f) receiving, tabulating and transmitting proxies executed by shareholders; (g) facilitating the transmission and receipt of Funds in connection with shareholder orders to purchase, redeem or exchange shares; (h) developing and maintaining Trust’s website; (i) developing and maintain facilities to enable transmission of share transactions by electronic and non-electronic means; (j) providing support and related services to Financial Intermediaries in order to facilitate their processing of orders and communications with shareholders; (k) providing transmission and other functionalities for shares included in investment, retirement, asset allocation, cash management or sweep programs or similar programs or services; and (l) developing and maintaining check writing functionality.

Under the Shareholder Servicing Agreement, the Funds has agreed to pay JPMDS, for providing Shareholder Services and Other Related Services, a fee at the following annual rates (expressed as a percentage of the average daily NAV of Funds shares owned by or for shareholders).

Class A	.25%
Class C	.25%
Select Class	.25%
Institutional Class	.10%

To the extent it is not otherwise required by its contractual agreement to limit the Funds’ expenses as described in the Prospectuses for the Funds, JPMDS may voluntarily agree from time to time to waive a portion of the fees payable to it under the Shareholder Servicing Agreement with respect to the Funds on a month-to-month basis.

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JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of such fees received from the Funds to such entities for performing Shareholder Services and/or Other Related Services, as described above, for shareholders. Such Financial Intermediaries may include, without limitation, any person who is an affiliate of JPMDS.

The Shareholder Servicing Agreement, unless sooner terminated, will continue until October 31, 2005. Thereafter, if not terminated, the Shareholder Servicing Agreement will continue automatically for successive one year terms, provided that such continuance is specifically approved at least annually by the vote of a majority of those members of the Board of Trustees of the Trusts who are not parties to the Shareholder Servicing Agreement or interested persons (as defined in the 1940 Act) of any such party. The Shareholder Servicing Agreement may be terminated without penalty, on not less than 60 days prior written notice, by the Board of Trustees of the Trusts or by JPMDS. The Shareholder Servicing Agreement will also terminate automatically in the event of its assignment.

Financial Intermediaries may offer additional services to their customers, including specialized procedures and payment for the purchase and redemption of Funds shares, such as pre-authorized or systematic purchase and redemption programs, “sweep” programs, cash advances and redemption checks. Each Financial Intermediary may establish its own terms and conditions, including limitations on the amounts of subsequent transactions, with respect to such services. Certain Financial Intermediaries may (although they are not required by the Trusts to do so) credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees for their services as Financial Intermediaries.

For shareholders that bank with JPMorgan Chase Bank, JPMDS may aggregate investments in the JPMorgan Funds with balances held in JPMorgan Chase Bank accounts for purposes of determining eligibility for certain bank privileges that are based on specified minimum balance requirements, such as reduced or no fees for certain banking services or preferred rates on loans and deposits. JPMorgan Chase Bank and certain broker-dealers and other Financial Intermediaries may, at their own expense, provide gifts such as computer software packages, guides and books related to investments or additional Funds shares valued up to $250 to their customers that invest in the JPMorgan Funds.

JPMDS or its affiliates may from time to time, at its or their own expense, out of compensation retained by them from the Funds or from other sources available to them, make additional payments to certain selected dealers or other Financial Intermediaries for performing administrative services for their customers. These services include maintaining account records, processing orders to purchase, redeem and exchange Funds shares and responding to certain customer inquiries. The amount of such compensation may be up to an additional 0.10% annually of the average net assets of the Funds attributable to shares of the Funds held by the customer of such Financial Intermediaries. Such compensation does not represent an additional expense to the Funds or to their shareholders, since it will be paid by JPMDS.

JPMDS, the JPMorgan Funds and their affiliates, agents and subagents may exchange among themselves and other certain information about shareholders and their accounts, including information used to offer investment products and insurance products to them, unless otherwise contractually prohibited.

EXPENSES

The Funds pay the expenses incurred in their operations, including their pro rata share of expenses of the Trust, except as otherwise indicated above. These expenses include: investment advisory

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fees; the compensation of the Trustees; registration fees; interest charges; taxes; expenses connected with the execution, recording and settlement of security transactions; expenses of preparing and mailing reports to investors and to government offices and commissions; expenses of meetings of investors; fees and expenses of independent accountants, and legal counsel ; insurance premiums. Shareholder servicing and distribution fees are all allocated to specific classes of the Funds. In addition, the Funds may allocate transfer agency and certain other expenses by class. Service providers to the Funds may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled.

JPMIM, JPMFM and JPMDS have agreed that they will pay certain fees, waive fees or reimburse the Funds as described in the Prospectuses.

FINANCIAL INTERMEDIARIES

The services provided by Financial Intermediaries may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder subaccounting, answering client inquiries regarding the Funds, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client’s account balance and integrating these statements with those of other transactions and balances in the client’s other accounts serviced by the Financial Intermediary, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding executed proxies and obtaining such other information and performing such other services as JPMDS or clients of the Financial Intermediary may reasonably request and agree upon with the Financial Intermediary.

Financial Intermediaries may establish their own terms and conditions for providing their services and may charge investors a transaction-based or other fee for their services. Such charges may vary among Financial Intermediaries, but in all cases will be retained by the Financial Intermediary and will not be remitted to the Funds or JPMDS.

The Funds has authorized one or more Financial Intermediaries to accept purchase and redemption orders on its behalf. Such Financial Intermediaries are authorized to designate other intermediaries to accept purchase and redemption orders on the Funds’ behalf. The Funds will be deemed to have received a purchase or redemption order when a Financial Intermediary or, if applicable, that Financial Intermediary’s authorized designee, accepts the order. These orders will be priced at the Funds’ NAV next calculated after they are so accepted.

The Funds may also enter into agreements with Financial Intermediaries pursuant to which the Funds will pay the Financial Intermediary for services such as networking, sub-transfer agency and/or omnibus accounting. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) the number of accounts serviced by such Financial Intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 fees and shareholder servicing fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor and shareholder servicing agent, respectively. From time to time, JPMDS or its affiliates may pay a portion of the fees for networking, sub-transfer agency and/or omnibus accounting at its or their own expense and out of its or their legitimate profits.

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CASH COMPENSATION TO FINANCIAL INTERMEDIARIES

JPMDS and JPMIM may compensate Financial Intermediaries who sell shares of the Funds. Compensation comes from sales charges, 12b-1 fees and payments by JPMDS and JPMIM or their affiliates from their own resources. JPMDS may, on occasion, pay Financial Intermediaries the entire front-end sales charge applicable to Funds shares sold by such Financial Intermediaries.

Occasionally, JPMDS and JPMIM, at their own expense and out of their legitimate profits, may provide cash incentives (sometimes referred to as “revenue sharing”) to Financial Intermediaries. Additional cash incentives may also be paid by other affiliates of JPMDS and JPMIM from time to time. Those additional cash incentives are payments over and above the sales charges (including 12b-1 fees) and shareholder servicing fees paid by the Funds. These additional cash payments are generally made to Financial Intermediaries that provide shareholder servicing, marketing support, and/or access to sales meetings, sales representatives and Financial Intermediary management representatives. Cash compensation may also be paid to Financial Intermediaries for inclusion of the Funds on a sales list including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to Funds shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finder’s fees that vary depending on the Funds and the dollar amount of shares sold. In addition, JPMDS may on occasion pay Financial Intermediaries the entire front-end sales charge applicable to Funds shares sold by the Financial Intermediary or an additional commission on the sale of Funds shares subject to a CDSC.

Revenue sharing payments are usually structured in one of three ways: (i) basis point payments on gross sales; (ii) basis point payments on net assets; and/or (iii) fixed dollar amount payments.

JPMIM, JPMDS and their affiliates may also pay non-cash compensation to sales representatives of Financial Intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of regional or national events of Financial Intermediaries.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The independent registered public accounting firm for the Trust and the Funds is PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, NY 10017. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of the Funds and assists in the preparation and/or review of the Funds’ federal and state income tax returns.

TRUST COUNSEL

The law firm of Ropes & Gray LLP, One Metro Center, 700 12th Street, N.W., Suite 900, Washington, D.C. 20005-3948, is counsel to the Trust.

PURCHASES, REDEMPTIONS AND EXCHANGES

The JPMorgan Funds have established certain procedures and restrictions, subject to change from time to time, for purchase, redemption, and exchange orders, including procedures for accepting telephone instructions and effecting automatic investments and redemptions. The JPMorgan Funds may defer acting on a shareholder’s instructions until it has received them in proper form and in accordance with the requirements described in the Prospectuses.

An investor may buy shares in the Funds: (i) through a Financial Intermediary; or (ii) through JPMDS by calling JPMorgan Funds Services. Financial Intermediaries may include financial advisors,

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investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including affiliates of JPMorgan Chase that have entered into an agreement with the Distributor. Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, and confirmation that the account registration and address given by such person match those on record, the Funds or its agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest account application or other written request for services, including purchasing, exchanging, or redeeming shares of the Funds and depositing and withdrawing monies from the bank account specified in the Bank Account Registration section of the shareholder’s latest account application or as otherwise properly specified to the Funds in writing.

The Funds may, at its own option, accept securities in payment for shares. The securities delivered in such a transaction are valued in the same manner as they would be valued for purposes of computing the Funds’ NAV, as described in the section entitled “Net Asset Value”. This is a taxable transaction to the Shareholder. Purchases by means of in-kind contributions of securities will only be accepted if a variety of conditions are satisfied, including without limitation the following: (i) the securities must be traded on a public securities market or have quoted bid and asked prices available; (ii) JPMIM must determine that acceptance is in the best interest of the Funds and conforms with the applicable Funds’ Fundamental objectives, policies and restrictions; and (iii) the Funds may not accept unregistered securities which, if transferred, would be required to be registered.

Subject to compliance with applicable regulations, the Funds has reserved the right to pay the redemption price of its shares, either totally or partially, by a distribution in-kind of readily marketable portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the NAV of the shares being sold. If a shareholder received a distribution in-kind, the shareholder could incur brokerage or other charges in converting the securities to cash. The Trusts have not filed an election under Rule 18f-1 under the 1940 Act.

Each investor may add to or reduce its investment in the Funds on each day that the New York Stock Exchange is open for business. The investor’s percentage of the aggregate beneficial interests in the Funds will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor’s investment in the Funds as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor’s investment in the Funds effected on such day and (ii) the denominator of which is the aggregate NAV of the Funds as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the aggregate investments in the Funds. The percentage so determined will then be applied to determine the value of the investor’s interest in the Funds as of such time on the following day the New York Stock Exchange is open for trading.

Exchange Privilege. Shareholders may exchange their shares in the Funds for shares of any other JPMorgan Funds as indicated in the Prospectus that offers such share class. The shareholder will not pay a sales charge for such exchange. The Funds reserves the right to limit the number of exchanges or to refuse an exchange. The Funds may discontinue this exchange privilege at any time.

Shares of the Funds may only be exchanged into another JPMorgan Funds if the account registrations are identical. All exchanges are subject to meeting any investment minimum or eligibility requirements. With respect to exchanges from any JPMorgan money market Funds, shareholders must have acquired their shares in such money market Funds by exchange from one of the JPMorgan non-money market Funds or the exchange will be done at relative NAV plus the appropriate sales charge. Any such exchange may create a gain or loss to be recognized for federal income tax purposes. Normally,

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shares of the Funds to be acquired are purchased on the redemption date, but such purchase may be delayed by either Funds for up to five business days if the Funds determines that it would be disadvantaged by an immediate transfer of the proceeds.

Systematic Withdrawal Plan. Systematic withdrawals may be made on a monthly, quarterly or annual basis. The applicable Class C CDSC will be deducted from those payments unless such payments are made:

(i) monthly and constitute no more than 1/12 of 10% of your then-current balance in the Funds each month; or

(ii) quarterly and constitute no more than 1/4 of 10% of your then-current balance in the Funds each quarter.

If you withdraw more than the limits stated above in any given systematic withdrawal payment, you will be charged a CDSC for the amount of the withdrawal over the limit for that month or quarter.

For accounts that allow systematic withdrawals only as a fixed dollar amount per month or quarter, the Class C CDSC is waived provided that, on the date of the systematic withdrawal, the fixed dollar amount to be withdrawn, when multiplied by 12 in the case of monthly payments or by four in the case of quarterly payments, does not exceed 10% of your then-current balance in the Funds. If on any given systematic withdrawal date that amount would exceed 10%, you will be charged a CDSC on the entire amount of that systematic withdrawal payment. This calculation is repeated on each systematic withdrawal date.

For accounts that allow systematic withdrawals on a percentage basis, a Class C CDSC will be charged only on that amount of a systematic payment that exceeds the limits set forth above for that month or quarter.

Your current balance in the Funds for purposes of these calculations will be determined by multiplying the number of shares held by the then-current net asset value for shares of the applicable class.

Additional Information About Class C Shares. The Distributor pays broker-dealers a commission of 1.00% of the offering price on sales of Class C Shares. The Distributor keeps the entire amount of any CDSC the investor pays.

If an investor redeems Class C Shares then uses that money to buy Class C Shares of a JPMorgan Funds within 90 days of that redemption, the second purchase will be free of a CDSC. Also, the 12b-1 aging will include the investor’s prior months’ holdings, so that the Financial Intermediary will receive the trail sooner.

The CDSC, however, will not be waived if a defined contribution plan redeems all of the shares that it owns on behalf of participants prior to the CDSC Period, as defined below.

The Funds may require medallion signature guarantees for changes that shareholders request be made in Funds records with respect to their accounts, including but not limited to, changes in bank accounts, for any written requests for additional account services made after a shareholder has submitted an initial account application to the Funds and in certain other circumstances described in the Prospectuses. The Funds may also refuse to accept or carry out any transaction that does not satisfy any restrictions then in effect. A medallion signature guarantee may be obtained from an approved bank, broker, savings and loan association or credit union under Rule 17Ad-15 of the Securities Exchange Act of 1934.

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The Funds reserves the right to change any of these policies at any time and may reject any request to purchase shares at a reduced sales charge.

Investors may incur a fee if they effect transactions through a Financial Intermediary.

Cut-Off Times for Purchase, Redemption and Exchange Orders. Orders to purchase, exchange or redeem shares accepted by the Funds, or by a Financial Intermediary authorized to accept such orders, by the cut-off times indicated in the Funds’ Prospectuses will be processed at the NAV next calculated after the order is accepted by the Funds or the Financial Intermediary. Under a variety of different types of servicing agreements, Financial Intermediaries that are authorized to accept purchase, exchange and/or redemption orders from investors are permitted to transmit those orders that are accepted by the Financial Intermediary before the cut-off times in the various Prospectuses to the Funds by the cut-off times stated in those agreements, which are generally later than the cut-off times stated in the Prospectuses.

DIVIDENDS AND DISTRIBUTIONS

The Funds declares and pays dividends and distributions as described under “Distributions and Taxes” in the Prospectuses. Dividends paid on Class A and Class C Shares are calculated at the same time. In general, dividends on Class C Shares are expected to be lower than those on Class A Shares due to the higher distribution expenses borne by the Class C Shares. Dividends may also differ between classes as a result of differences in other class specific expenses.

Dividends and capital gains distributions paid by the Funds are automatically reinvested in additional shares of the Funds unless the shareholder has elected to have them paid in cash. Dividends and distributions to be paid in cash are credited to the shareholder’s account at JPMorgan Chase Bank or at his or her Financial Intermediary or, in the case of certain JPMorgan Chase Bank customers, are mailed by check in accordance with the customer’s instructions. The Funds reserves the right to discontinue, alter or limit the automatic reinvestment privilege at any time.

If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder’s address of record, such shareholder’s distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

NET ASSET VALUE

The NAV of a class of the Funds is equal to the value of all the assets attributable to that class, minus the liabilities attributable to such class, divided by the number of outstanding shares of such class. The following is a discussion of the procedures used by the Funds in valuing their assets.

Currently, the Funds invest primarily in other Underlying Funds. Investments in Underlying Funds are valued at the current day’s closing net asset value per share of the applicable Underlying Fund.

Domestic equity securities listed on a U.S. or Canadian securities exchange shall be valued at the last sale price on the exchange on which the security is principally traded (the “primary exchange”) that is reported before the time when the net assets of the Funds are valued. Securities traded on more than one

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exchange shall be valued at the last sale price on the primary exchange. If there has been no sale on such primary exchange, then the security shall be valued at the last sale price on the secondary exchange. If there has been no sale on the primary exchange or the secondary exchange on the valuation date, the security shall be valued at the mean of the latest bid and ask quotations as of the closing of the primary exchange. The value of the securities listed on the NASDAQ Stock Market, Inc. shall generally be the NASDAQ Official Closing Price.

Generally, trading of foreign securities on most foreign markets is completed before the close in trading in U.S. markets. Additionally, trading on foreign markets may also take place on days on which the U.S. markets, and the Funds, are closed. The Funds have implemented fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held by the Funds. The fair value pricing utilizes the quotations of an independent pricing service, unless the Adviser determines in accordance with procedures adopted by the Trustees, as discussed below that use of another fair valuation methodology is appropriate. To the extent that foreign equity securities are not fair valued utilizing quotations of an independent pricing service, such securities will be valued using the price of the last sale or official close of the primary exchange on which the security is purchased that is reported before the time when the net assets of the Funds is valued. If there has been no sale on the primary exchange on the valuation date, and the average of bid and ask quotations are less than or equal to the last sale price of local shares on the valuation date, the security shall be valued at the last sale price of the local shares. If the average of the bid and ask quotations on the primary exchange is greater than the last sale price of the local shares, the security shall be valued at the average of the closing bid and ask quotations of the foreign listed shares on the primary exchange.

For purposes of calculating NAV, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the prevailing market rates.

Futures, options and other derivatives are valued on the basis of available market quotations.

Securities of other open-end investment companies are valued at their respective NAVs.

Fixed income securities with a maturity of 61 days or more are generally valued using market quotations generally readily available from and supplied daily by third party pricing services or broker/dealers of comparable securities. It is anticipated that such pricing services will generally provide bid-side quotations. Generally, short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Funds was more than 60 days, unless this is determined not to represent fair value by the Trustees.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the general supervision and responsibility of the Trustees. The Board of Trustees has established a Valuation Committee to assist the Board in its oversight of the valuation of the Funds’ securities. The Funds’ Administrator has established a Fair Valuation Committee (“FVC”) to (1) make fair value determinations in certain pre-determined situations as outlined in the procedures approved by the Board and (2) provide recommendations to the Board’s Valuation Committee in other situations. This FVC includes senior representatives from Funds management as well as the Funds’ investment adviser. Fair value situations could include, but are not limited to: (1) a significant event that affects the value of the Funds’ securities (e.g., news relating to natural disasters affecting an issuer’s operations or earnings announcements); (2) illiquid securities; (3) securities that may be defaulted or de-listed from an exchange and are no longer trading; or (4) any other circumstance in which the FVC believes that market quotations do not accurately reflect the value of a security.

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PORTFOLIO TRANSACTIONS

On behalf of the Funds, the Adviser places orders for all purchases and sales of portfolio securities, enters into repurchase agreements, and may enter into reverse repurchase agreements and execute loans of portfolio securities on behalf of the Funds unless otherwise prohibited. See “Investment Strategies and Policies.”

Fixed income and debt securities and municipal bonds and notes are generally traded at a net price with dealers acting as principal for their own accounts without a stated commission. The price of the security usually includes profit to the dealers. In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain securities may be purchased directly from an issuer, in which case no commissions or discounts are paid.

In connection with portfolio transactions, the overriding objective is to obtain the best execution of purchase and sales orders.

Under the Advisory Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser may cause the Funds to pay a broker-dealer which provides brokerage and research services to the Adviser, the Funds and/or other accounts for which the Adviser exercises investment discretion an amount of commission for effecting a securities transaction for the Funds in excess of the amount other broker-dealers would have charged for the transaction if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Adviser’s overall responsibilities to accounts over which it exercises investment discretion. Not all of such services are useful or of value in advising the Funds. The Adviser reports to the Board of Trustees regarding overall commissions paid by the Funds and its reasonableness in relation to the benefits to the Funds. The term “brokerage and research services” includes (i) advice as to the value of securities; (ii) the advisability of investing in, purchasing or selling securities; (iii) the availability of securities or of purchasers or sellers of securities; (iv) furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (v) effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.

Brokerage and research services received from such broker-dealers will be in addition to, and not in lieu of, the services required to be performed by the Adviser under the Advisory Agreement. The fees that the Funds pay to the Adviser will not be reduced as a consequence of the Adviser’s receipt of brokerage and research services. To the extent the Funds’ portfolio transactions are used to obtain such services, the brokerage commissions paid by the Funds will exceed those that might otherwise be paid by an amount that cannot be presently determined. Such services generally would be useful and of value to the Adviser in serving one or more of its other clients and, conversely, such services obtained by the placement of brokerage business of other clients generally would be useful to the Adviser in carrying out its obligations to the Funds. While such services are not expected to reduce the expenses of the Adviser, the Adviser would, through use of the services, avoid the additional expenses that would be incurred if it should attempt to develop comparable information through its own staff.

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Subject to the overriding objective of obtaining the best execution of orders, the Adviser may allocate a portion of the Funds’ brokerage transactions to affiliates of the Adviser. Under the 1940 Act, persons affiliated with the Funds and persons who are affiliated with such persons are prohibited from dealing with the Funds as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC. The SEC has granted exemptive orders permitting the Funds to engage in principal transactions with J.P. Morgan Securities Inc., an affiliated broker, involving taxable and tax exempt money market instruments (including commercial paper, banker acceptances and medium term notes) and repurchase agreements. The orders are subject to certain conditions. An affiliated person of the Funds may serve as its broker in listed or over-the-counter transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, the Funds may not purchase securities during the existence of any underwriting syndicate for such securities of which JPMorgan Chase Bank or an affiliate is a member or in a private placement in which JPMorgan Chase Bank or an affiliate serves as placement agent except pursuant to procedures adopted by the Board of Trustees that either comply with rules adopted by the SEC or with interpretations of the SEC’s staff. The Funds expects to purchase securities from underwriting syndicates of which certain affiliates of JPMorgan Chase act as a member or manager. Such purchases will be effected in accordance with the conditions set forth in Rule 10f-3 under the 1940 Act and related procedures adopted by the Trustees, including a majority of the Trustees who are not “interested persons” of the Funds. Among the conditions are that the issuer of any purchased securities will have been in operation for at least three years, that not more than 25% of the underwriting will be purchased by the Funds and all other accounts over which the same investment adviser has discretion, and that no shares will be purchased from JPMDS or any of its affiliates.

On those occasions when the Adviser deems the purchase or sale of a security to be in the best interests of the Funds as well as other customers, including other Funds, the Adviser, to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for the Funds with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction will be made by the Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Funds. In some instances, this procedure might adversely affect the Funds.

If the Funds that writes options effects a closing purchase transaction with respect to an option written by it, normally such transaction will be executed by the same broker-dealer who executed the sale of the option. The writing of options by the Funds will be subject to limitations established by each of the exchanges governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers. The number of options that the Funds may write may be affected by options written by the Adviser for other investment advisory clients. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Allocation of transactions, including their frequency, to various broker-dealers is determined by JPMIM based on its best judgment and in a manner deemed fair and reasonable to Shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, in selecting broker-dealers to execute a particular transaction, and in evaluating the best overall terms available, JPMIM is authorized to consider the brokerage and research

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services (as those terms are defined in Section 28(e) of the Securities Exchange Act) provided to the Funds and/or other accounts over which JPMIM exercises investment discretion. JPMIM may cause the Funds to pay a broker-dealer that furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that JPMIM determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of JPMIM to the Funds. Such brokerage and research services might consist of reports and statistics on specific companies or industries, general summaries of groups of bonds and their comparative earnings and yields, or broad overviews of the securities markets and the economy. Shareholders of the Funds should understand that the services provided by such brokers may be useful to JPMIM in connection with its services to other clients.

Under JPMIM’s policy, “soft dollar” services refer to arrangements which fall within the safe harbor requirements of Section 28(e) of the Securities Exchange Act of 1934, as amended, which allow JPMIM to allocate client brokerage transactions to a broker-dealer in exchange for products or services which are research-related and enhance the investment decision-making process. JPMIM considers these soft dollar services to be either (1) market data services such as Bloomberg, Reuters, or Factset; or (2) third party research and publications such as UBS providing JPMIM with Gerson Lehman research. Effective February 19, 2005, the Funds will not participate in JPMIM’s soft dollar arrangements described above.

DELAWARE TRUST

JPMorgan Trust I was formed as a Delaware statutory trust on November 12, 2004 pursuant to a Declaration of Trust dated November 5, 2004. JPMorgan Trust I assumed JPMorgan Mutual Funds Series’ (JPMMFS) registration pursuant to the 1933 Act and the 1940 Act effective the close of business on February 18, 2005.

Under Delaware law, shareholders of a statutory trust shall have the same limitation of personal liability that is extended to stockholders of private corporations for profit organized under Delaware law, unless otherwise provided in the trust’s governing trust instrument. JPMTI’s Declaration of Trust provides that shareholders shall not be personally liable for the debts, liabilities, obligations and expenses incurred by, contracted for, or otherwise existing with respect to, JPMTI or any series or class. In addition, the Declaration of Trust provides that neither JPMTI nor the Trustees, nor any officer, employee, or agent of JPMTI shall have any power to bind personally any shareholders nor to call upon any shareholder for payment of any sum of money or assessment other than such as the shareholder may personally agree to pay. Moreover, JPMTI’s Declaration of Trust expressly provides that the shareholders shall have the same limitation of personal liability that is extended to shareholders of a private corporation for profit incorporated in the State of Delaware.

The Declaration of Trust provides for the indemnification out of the assets held with respect to a particular series of shares of any shareholder or former shareholder held personally liable solely by reason of a claim or demand relating to the person being or having been a shareholder and not because of the shareholder’s acts or omissions. The Declaration of Trust also provides that JPMTI, on behalf of the applicable series, may, at its option with prior written notice, assume the defense of any claim made against a shareholder.

JPMTI’s Declaration of Trust provides that JPMTI will indemnify its Trustees and officers against liabilities and expenses incurred in connection with any proceeding in which they may be involved because of their offices with JPMTI, unless, as to liability to JPMTI or its shareholders, the Trustees engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the

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duties involved in the conduct of their offices. In addition, the Declaration of Trust provides that any Trustee who has been determined to be an “audit committee financial expert” shall not be subject to a greater liability or duty of care because of such determination.

JPMTI shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by action of the Trustees upon written notice to the shareholders.

DESCRIPTION OF SHARES

The Trust is an open-end, management investment company organized as Delaware statutory trust. The Funds represents a separate series of shares of beneficial interest. See “Delaware Trust.”

The Declaration of Trust of JPMTI permits the Trustees to issue an unlimited number of full and fractional shares ($0.0001 par value) of one or more series and classes within any series and to divide or combine the shares of any series or class without materially changing the proportionate beneficial interest of such shares of such series or class in the assets held with respect to that series. Each share represents an equal beneficial interest in the net assets of the Funds with each other share of that Funds. The Trustees may authorize the issuance of shares of additional series and the creation of classes of shares within any series with such preferences, voting powers, rights, duties and privileges as the Trustees may determine, however the Trustees may not classify or change outstanding shares in a manner materially adverse to shareholders of each share. Upon liquidation of the Funds, shareholders are entitled to share pro rata in the net assets of the Funds available for distribution to such shareholders. The rights of redemption and exchange are described in the Prospectuses and elsewhere in this SAI.

The shareholders of the Funds are entitled to one vote for each dollar of NAV (or a proportionate fractional vote with respect to the remainder of the NAV of shares, if any), on matters on which shares of the Funds shall be entitled to vote. Subject to the 1940 Act, the Trustees themselves have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and appoint their own successors, provided, however, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of JPMTI. The voting rights of shareholders are not cumulative with respect to the election of Trustees. It is the intention of JPMTI not to hold meetings of shareholders annually. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by either the 1940 Act or JPMTI’s Declaration of Trust.

Each share of a series or class represents an equal proportionate interest in the assets in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of JPMTI which are not attributable to a specific series or class are allocated among all of its series in a manner deemed by the Trustees to be fair and equitable. Shares have no pre-emptive or conversion rights, and when issued, are fully paid and non-assessable. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that may affect a particular class, such as the approval of distribution plans for a particular class.

The Trustees may, without shareholder approval (unless otherwise required by applicable law): (i) cause JPMTI to merge or consolidate with or into one or more trusts (or series thereof to the extent permitted by law, partnerships, associations, corporations or other business entities (including trusts, partnerships, associations, corporations, or other business entities created by the Trustees to accomplish such merger or consolidation) so long as the surviving or resulting entity is an investment

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company as defined in the 1940 Act, or is a series thereof, that will succeed to or assume JPMTI’s registration under the 1940 Act and that is formed, organized, or existing under the laws of the United States or of a state, commonwealth, possession or territory of the United States, unless otherwise permitted under the 1940 Act; (ii) cause any one or more series or classes of JPMTI to merge or consolidate with or into any one or more other series or classes of JPMTI, one or more trusts (or series or classes thereof to the extent permitted by law), partnerships, associations, corporations; (iii) cause the shares to be exchanged under or pursuant to any state or federal statute to the extent permitted by law; or (iv) cause JPMTI to reorganize as a corporation, limited liability company or limited liability partnership under the laws of Delaware or any other state or jurisdiction. However, the exercise of such authority may be subject to certain restrictions under the 1940 Act.

The Trustees may, without shareholder vote, generally restate, amend or otherwise supplement JPMTI’s governing instrument, which includes the Declaration of Trust and the By-Laws, without the approval of shareholders, subject to limited exceptions, such as the right to elect Trustees.

The Trustees, without obtaining any authorization or vote of shareholders, may change the name of any series or class or dissolve or terminate any series or class of shares. For information relating to mandatory redemption of Funds shares or their redemption at the option of JPMTI under certain circumstances, see “Purchases, Redemptions and Exchanges”.

DISTRIBUTIONS AND TAX MATTERS

The following is a summary of certain tax considerations generally affecting each Fund and its shareholders. This section does not address the tax consequences affecting any shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership. This section is based on the Internal Revenue Code of 1986, as amended (the “Code”), the regulations thereunder, published rulings and court decisions, all as currently in effect. These laws are subject to change, possibly on a retroactive basis. Please consult your own tax advisor concerning the consequences of investing in a Fund in your particular circumstances under the Code and the laws of any other taxing jurisdiction.

Each Fund generally will be treated as a separate entity for federal income tax purposes, and thus the provisions of the Code generally will be applied to each Fund separately. Net long-term and short-term capital gains, net income and operating expenses therefore will be determined separately for each Fund.

Qualification as a Regulated Investment Company. Each Fund intends to meet all the requirements that are necessary for it to qualify as a regulated investment company under Subchapter M of the Code and to be relieved of federal taxes on income and gains it distributes to shareholders. As a regulated investment company, a Fund is not subject to federal income tax on the portion of its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of the sum of its net investment income for the year (the “Distribution Requirement”), and satisfies certain other requirements of the Code that are described below.

In addition to satisfying the Distribution Requirement, each Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to loans of stock and securities, gains from the sale or disposition of stock, securities or foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies.

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The Funds must also satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund’s taxable year, (1) 50% or more of the value of the Fund’s assets must be represented by cash, United States government securities, securities of other regulated investment companies, and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s assets and 10% of the outstanding voting securities of such issuer and (2) not more than 25% of the value of the Fund’s assets may be invested in securities of (x) any one issuer (other than U.S. government securities or securities of other regulated investment companies), or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses or (y) in the securities of one or more “qualified publicly traded partnerships” as the term is defined in the Code.

If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders. Some portion of such distributions may be taxable to shareholders as qualified dividend income in the case of shareholders who are individuals, as discussed below, and may be eligible for the dividends received deduction in the case of corporate shareholders.

Excise Tax on Regulated Investment Companies. A 4% non-deductible excise tax is imposed on a Fund if the Fund fails to distribute in each calendar year at least an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ending on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed otherwise retained amounts if it is subject to income tax on those amounts for any taxable year ending in such calendar year.

The Funds intend to make sufficient distributions or deemed distributions of its ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for this excise tax. However, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Fund Investments. Certain investment and hedging activities of the Underlying Funds (defined below), including transactions in options, futures contracts, hedging transactions, forward contracts, straddles, swaps, short sales, foreign currencies, and foreign securities will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules). In a given case, these rules may accelerate income to an Underlying Fund, defer losses to an Underlying Fund, cause adjustments in the holding periods of an Underlying Fund’s securities, convert long-term capital gains into short-term capital gains, convert short-term capital losses into long-term capital losses, or otherwise affect the character of an Underlying Fund’s income. These rules could therefore affect the amount, timing and character of distributions to shareholders and cause differences between an Underlying Fund’s book income and taxable income. Income earned as a result of these transactions would, in general, not be eligible for the dividends-received deduction or for treatment as exempt-interest dividends when distributed to shareholders. The Underlying Funds will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interest of the Underlying Fund.

Certain debt securities purchased by the Underlying Funds are sold at original issue discount and thus do not make periodic cash interest payments. Similarly, zero-coupon bonds do not make periodic interest payments. An Underlying Fund will be required to include as part of its current income for tax

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purposes the imputed interest on such obligations even though the Underlying Fund has not received any interest payments on such obligations during that period. Because each Underlying Fund distributes substantially all of its net investment income to its Shareholders (including such imputed interest), an Underlying Fund may have to sell portfolio securities in order to generate the cash necessary for the required distributions. Such sales may occur at a time when the Manager would not otherwise have chosen to sell such securities and may result in a taxable gain or loss.

Additional Tax Information Concerning REITS. Some of the Underlying Funds may invest in real estate investment trusts (“REITs”). Such investments in REIT equity securities may require an Underlying Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Underlying Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold (including when it is not advantageous to do so). An Underlying Fund’s investments in REIT equity securities may at other times result in the Underlying Fund’s receipt of cash in excess of the REIT’s earnings; if the Underlying Fund distributes such amounts, such distribution could constitute a return of capital to Underlying Fund shareholders for federal income tax purposes. Dividends received by an Underlying Fund from a REIT will generally not constitute qualified dividend income.

Some of the REITs in which the Underlying Funds may invest will be permitted to hold residual interests in real estate mortgage investment conduits (“REMICs”). Under Treasury regulations that have not yet been issued, but may apply retroactively, a portion of an Underlying Fund’s income from a REIT that is attributable to the REIT’s residual interest in REMIC (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. These regulations are also expected to provide that excess inclusion income of a regulated investment company, such as the Underlying Funds, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and that otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax.

Under current law, if a charitable remainder trust (defined in section 664 of the Code) realizes any unrelated business taxable income for a taxable year, it will lose its tax-exempt status for the year. In addition, if at any time during any taxable year a “disqualified organization” (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations.

Additional Tax Information Concerning the Funds of Funds. A Funds of Funds will not be able to offset gains realized by one Fund in which it invests against losses realized by another Fund in which it invests (such funds, “Underlying Funds”). The use of a fund-of-funds structure could therefore affect the amount, timing and character of distributions to shareholders.

Depending on a Fund of Fund’s percentage ownership in the Underlying Funds, both before and after a redemption, a redemption of shares of an Underlying Fund by a Fund of Funds may cause the

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Fund of Funds to be treated as not receiving capital gain income on the amount by which the distribution exceeds the tax basis of the Fund of Funds in the shares of the Underlying Fund, but instead to be treated as receiving a dividend such a distribution may be treated as qualified dividend income and thus eligible to be taxed at the rates applicable to long-term capital gain. If qualified dividend income treatment is not available, the distribution may be taxed at ordinary income rates. This could cause shareholders of the Fund of Funds to recognize higher amounts of ordinary income than if the shareholders had held the shares of the Underlying Funds directly.

Although each Fund of Funds may itself be entitled to a deduction for foreign taxes paid by a Fund in which such Fund of Funds invests, the Fund of Funds will not be able to pass any such credit or deduction through its own shareholders.

Exempt-Interest Dividends. The Funds do not expect to qualify to pay exempt-interest dividends to their respective shareholders, which requires, among other things, that at the close of each quarter of its taxable year, at least 50% of the value of its total assets consist of tax-exempt municipal bonds. An exempt-interest dividend is that part of a dividend that is properly designated as an exempt-interest dividend and that consists of interest received by a Fund on such tax-exempt securities. Shareholders would not incur any federal income tax on the amount of exempt-interest dividends received by them from a Fund but may be liable for federal and state alternative minimum tax and may be subject to state and local taxes.

Interest on indebtedness incurred or continued by a shareholder, whether a corporation or an individual, to purchase or carry shares of a Fund is not deductible to the extent it relates to exempt-interest dividends received by the shareholder. Any loss incurred on the sale or redemption of a Fund’s shares held six months or less will be disallowed to the extent of exempt-interest dividends received with respect to such shares.

Interest on certain tax-exempt bonds that are private activity bonds within the meaning of the Code is treated as a tax preference item for purposes of the alternative minimum tax, and any such interest received by a Fund and distributed to shareholders will be so treated for purposes of any alternative minimum tax liability of shareholders to the extent of the dividend’s proportionate share of a Fund’s income consisting of such interest.

Fund Distributions. The Funds anticipate distributing substantially all of their net investment income for each taxable year. Dividends of net investment income paid to a non-corporate U.S. shareholder before January 1, 2009 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum of 15%. However, the amount of dividend income that may be so designated by a Fund will generally be limited to the aggregate of the eligible dividends received by a Fund. In addition, a Fund must meet certain holding period requirements with respect to the dividend-paying shares in its portfolio and the shareholder must meet holding period requirements with respect to a Fund’s shares. Dividends of net investment income that are not designated as qualified dividend income or exempt-interest dividends and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates. Dividends paid by a Fund with respect to a taxable year will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of dividends received by a Fund from certain domestic corporations for the taxable year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year, including the portion of dividends paid that qualify for the reduced tax rate. It is not expected that a significant portion of distributions by the Funds will constitute qualified dividend income.

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Ordinarily, shareholders are required to take taxable distributions by a Fund into account in the year in which the distributions are made. However, for federal income tax purposes, dividends that are declared by a Fund in October, November or December as of a record date in such month and actually paid in January of the following year will be treated as if they were paid on December 31 of the year declared. Therefore, such dividends will generally be taxable to a shareholder in the year declared rather than the year paid.

A Fund may either retain or distribute to shareholders its net capital gain for each taxable year. The Funds currently intend to distribute any such amounts. If net capital gain is distributed and designated as a “capital gain dividend,” it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired its shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. In such a case, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

Distributions by a Fund that do not constitute qualified dividend income, ordinary income dividends, capital gain dividends or exempt-interest dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in its shares; any excess will be treated as gain from the sale of its shares, as discussed below.

Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, prospective investors in a Fund should be aware that distributions from the Fund will, all other things being equal, have the effect of reducing the net asset value of the Fund’s shares by the amount of the distribution. If the net asset value is reduced below a shareholder’s cost, the distribution will nonetheless be taxable as described above, even if the distribution effectively represents a return of invested capital. Investors should consider the tax implications of buying shares just prior to a distribution, when the price of shares may reflect the amount of the forthcoming distribution.

Sale or Redemption of Shares. A shareholder will recognize gain or loss on the sale or redemption of shares in a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder’s adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder acquires other shares of the Fund within a period of 61 days beginning 30 days before such disposition, such as pursuant to reinvestment of a dividend in shares of the Fund. Additionally, if a shareholder disposes of shares of a Fund within 90 days following their acquisition, and the shareholder subsequently re-acquires Fund shares pursuant to a reinvestment right received upon the purchase of the original shares, any load charge (i.e., sales or additional charge) incurred on the acquisition of the original shares will not be taken into account as part of the shareholder’s basis for computing profit or loss upon the sale of the shares.

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In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for more than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on (or undistributed capital gains credited with respect to) such shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the shareholder for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

Backup Withholding. The Funds will be required in certain cases to backup withhold and remit to the U.S. Treasury a portion of qualified dividend income, ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other “exempt recipient”. The backup withholding tax rate is 28% for amounts paid through 2010. The backup withholding tax rate will be 31% for amounts paid after December 31, 2010. Backup withholding is not an additional tax and any amounts withheld may be refunded or credited against a shareholder’s federal income tax liability, provided the appropriate information is furnished to the IRS.

State and Local Tax Matters. Depending on the residence of the shareholders for tax purposes, distributions may also be subject to state and local taxes. Rules of state and local taxation regarding qualified dividend income, ordinary income dividends and capital gain dividends from regulated investment companies may differ from the U.S. federal income tax rules in other respects. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Funds.

Most states provide that a regulated investment company may pass through (without restriction) to its shareholders state and local income tax exemptions available to direct owners of certain types of U.S. government securities (such as U.S. Treasury obligations). Thus, for residents of these states, distributions derived from a Fund’s investment in certain types of U.S. government securities should be free from state and local income taxes to the extent that the interest income from such investments would have been exempt from state and local taxes if such securities had been held directly by the respective shareholders. Certain states, however, do not allow a regulated investment company to pass through to its shareholders the state and local income tax exemptions available to direct owners of certain types of U.S. government securities unless a Fund holds at least a required amount of U.S. government securities. Accordingly, for residents of these states, distributions derived from a Fund’s investment in certain types of U.S. government securities may not be entitled to the exemptions from state and local income taxes that would be available if the shareholders had purchased U.S. government securities directly. The exemption from state and local income taxes does not preclude states from asserting other taxes on the ownership of U.S. government securities. To the extent that a Fund invests to a substantial degree in U.S. government securities which are subject to favorable state and local tax treatment, shareholders of the Fund will be notified as to the extent to which distributions from the Fund are attributable to interest on such securities.

ADDITIONAL INFORMATION

As used in this SAI and the Prospectuses, the term “majority of the outstanding voting securities” means the vote of (i) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities, whichever is less.

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Telephone calls to the Funds, the Funds’ service providers or a Financial Intermediary as Financial Intermediary may be tape-recorded. With respect to the securities offered hereby, this SAI and the Prospectuses do not contain all the information included in the Registration Statements of the Trusts filed with the SEC under the 1933 Act and the 1940 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

Statements contained in this SAI and the Prospectuses concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statements of the Trusts. Each such statement is qualified in all respects by such reference.

No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Prospectuses and this SAI, in connection with the offer contained therein and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust, the Funds or JPMDS. The Prospectuses and this SAI do not constitute an offer by the Funds or by JPMDS to sell or solicit any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Funds or JPMDS to make such offer in such jurisdictions.

FINANCIAL STATEMENTS

As of the date of this SAI, the Funds have not commenced operations and therefore do not have financial statements.

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APPENDIX A

DESCRIPTION OF RATINGS

The following is a summary of published ratings by major credit rating agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although the investment adviser considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

Unrated securities will be treated as non-investment grade securities unless the investment adviser determines that such securities are the equivalent of investment grade securities. Securities that have received different ratings from more than one agency are considered investment grade if at least one agency has rated the security investment grade.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

Standard & Poor’s Rating Service (“S&P”)

A-1	Highest category of commercial paper. Capacity to meet financial commitment is strong. Obligations designated with a plus sign (+) indicate that capacity to meet financial commitment is extremely strong.

A-2	Issues somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the capacity to meet financial commitments is satisfactory.

A-3	Exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B	Regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C	Currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D	In payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Fitch Ratings (“Fitch”)

F1	HIGHEST CREDIT QUALITY. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2	GOOD CREDIT QUALITY. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3	FAIR CREDIT QUALITY. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B	SPECULATIVE. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C	HIGH DEFAULT RISK. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D	DEFAULT. Denotes actual or imminent payment default.

“+” or ”-”	may be appended to ‘F-1’ rating to denote relative status within the ‘F1’ rating category.
‘NR’	indicates that Fitch does not rate the issuer or issue in question.

Moody’s Investors Service, Inc. (“Moody’s”)

Prime-1	Superior ability for repayment, often evidenced by such characteristics as: leading market positions in well-established industries; high rates of return on Funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2	Strong capacity for repayment. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3	Acceptable capacity for repayment. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime	Does not fall within any of the Prime rating categories.

Dominion Bond Rating Service Limited (“Dominion”)

R-1	Prime Credit Quality

R-2	Adequate Credit Quality

R-3	Speculative

All three Dominion rating categories for short term debt use “high”, “middle” or “low” as subset grades to designate the relative standing of the credit within a particular rating category. The following comments provide separate definitions for the three grades in the Prime Credit Quality area.

R-1 (high)	Short term debt rated “R-1 (high)” is of the highest credit quality, and indicates an entity which possesses unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels and profitability which is both stable and above average. Companies achieving an “R-1 (high)” rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors. Given the extremely tough definition which Dominion has established for an “R-1 (high)”, few entities are strong enough to achieve this rating.

R-1 (middle)	Short term debt rated “R-1 (middle)” is of superior credit quality and, in most cases, ratings in this category differ from “R-1 (high)” credits to only a small degree. Given the extremely tough definition which Dominion has for the “R-1 (high)” category (which few companies are able to achieve), entities rated “R-1 (middle)” are also considered strong credits which typically exemplify above average strength in key areas of consideration for debt protection.

R-1 (low)	Short term debt rated “R-1” (low) is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors which exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

R-2 (high); R-2 (middle); R-2 (low)	Short term debt rated “R-2” is of adequate credit quality and within the three subset grades, debt protection ranges from having reasonable ability for timely repayment to a level which is considered only just adequate. The liquidity and debt ratios of entities in the “R-2” classification are not as strong as those in the “R-1” category, and the past and future trend may suggest some risk of maintaining the strength of key ratios in these areas. Alternative sources of liquidity support are considered satisfactory; however, even the strongest liquidity support will not improve the commercial paper rating of the issuer. The size of the entity may restrict its flexibility, and its relative position in the industry is not typically as strong as an “R-1 credit”. Profitability trends, past and future, may be less favorable, earnings not as stabled, and there are often negative qualifying factors present which could also make the entity more vulnerable to adverse changes in financial and economic conditions.

R-3 (high); R-3 (middle); R-3 (low)	Short term debt rated “R-3” is speculative, and within the three subset grades, the capacity for timely payment ranges from mildly speculative to doubtful. “R-3” credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with “R-3” ratings would normally have very limited access to alternative sources of liquidity. Earnings would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.

DESCRIPTION OF BANK RATINGS

Moody’s

These ratings represent Moody’s opinion of a bank’s intrinsic safety and soundness.

A	These banks possess superior intrinsic financial strength. Typically they will be major financial institutions with highly valuable and defensible business franchises, strong financial Fundamentals, and a very predictable and stable operating environment.

B	These banks possess strong intrinsic financial strength. Typically, they will be institutions with valuable and defensible business franchises, good financial Fundamentals, and a predictable and stable operating environment.

C	These banks possess adequate intrinsic financial strength. Typically, they will be institutions with more limited but still valuable and defensible business franchises. These banks will display either acceptable financial Fundamentals within a predictable and stable operating environment, or good financial Fundamentals within a less predictable and stable operating environment.

D	Banks rated D display modest intrinsic financial strength, potentially requiring some outside support at times. Such institutions may be limited by one or more of the following factors; a weak business franchise; financial Fundamentals that are deficient in one or more respects; or an unpredictable and unstable operating environment.

E	Banks rated E display very modest intrinsic financial strength, with a higher likelihood of periodic outside support or an eventual need for outside assistance. Such institutions may be limited by one or more of the following factors: a weak and limited business franchise; financial Fundamentals that are materially deficient in one or more respects; or a highly unpredictable or unstable operating environment.

Where appropriate, a “+” modifier will be appended to ratings below the “A” category and a “-” modifier will be appended to ratings above the “E” category to distinguish those banks that fall in intermediate categories.

DESCRIPTION OF BOND RATINGS

S&P

Corporate and Municipal Bond Ratings

Investment Grade

AAA	Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA	Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only to a small degree.

A	Debt rated A has a strong capacity to pay interest and repay principal; it is somewhat more susceptible, however, to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB	Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to impair the obligor’s capacity to pay interest and repay principal for debt in this category in higher-rated categories.

Speculative Grade

Debt rated BB, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB	Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB-rating.

B	Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC	Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B-rating.

CC	The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C	The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1	The rating C1 is reserved for income bonds on which no interest is being paid.

D	Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional ratings: The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

r: The “r” is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.

The absence of an “r” symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R. Not rated.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Moody’s

Long-Term Ratings: Bonds and Preferred Stock

Investment Grade

Aaa	Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.

Aa	Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

A	Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa	Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Non-Investment Grade

Ba	Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. The protection of interest and principal payments may be no more than moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B	Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca	Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C	Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment.

Moody’s applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Corporate Short-Term Debt Ratings

Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters of credit and bonds of indemnity are excluded unless explicitly rated.

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1	Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on Funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2	Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3	Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

FITCH

Investment Grade

AAA	HIGHEST CREDIT QUALITY. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA	VERY HIGH CREDIT QUALITY. ‘AA’ ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A	HIGH CREDIT QUALITY. ‘A’ ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB	GOOD CREDIT QUALITY. ‘BBB’ ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB	SPECULATIVE. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B	HIGHLY SPECULATIVE. ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met: however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C	HIGH DEFAULT RISK. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A ‘CC’ rating indicates that default of some kind appears probable. ‘C’ ratings signal imminent default.

DDD, DD, D	DEFAULT. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. ‘DDD’ obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. ‘DD’ indicates potential recoveries in the range of 50%-90% and ‘D’ the lowest recovery potential, i.e., below 50%.

Dominion

Bond and Long-Term Debt Rating Scale

AAA	Bonds rated “AAA” are of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity, the strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely tough definition which Dominion has established for this category, few entities are able to achieve a AAA rating.

AA	Bonds rate “AA” are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated AAA only to a small degree. Given the extremely tough definition which Dominion has for the AAA category (which few companies are able to achieve), entities rated AA are also considered to be strong credits which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.

A	Bonds rated “A” are of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than with AA rated entities. While a respectable rating, entities in the “A” category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher rated companies.

BBB	Bonds rated “BBB” are of adequate credit quality. Protection of interest and principal is considered adequate, but the entity is more susceptible to adverse changes in financial and economic conditions, or there may be other adversities present which reduce the strength of the entity and its rated securities.

BB	Bonds rated “BB” are defined to be speculative, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the BB area typically have limited access to capital markets and additional liquidity support and, in many cases, small size or lack of competitive strength may be additional negative considerations.

B	Bonds rated “B” are highly speculative and there is a reasonably high level of uncertainty which exists as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

CCC/ CC/C	Bonds rated in any of these categories are very highly speculative and are in danger of default of interest and principal. The degree of adverse elements present is more severe than bonds rated “B”, Bonds rated below “B” often have characteristics which, if not remedied, may lead to default. In practice, there is little difference between the “C” to “CCC” categories, with “CC” and “C” normally used to lower ranking debt of companies where the senior debt is rated in the “CCC” to “B” range.

D	This category indicates Bonds in default of either interest or principal.

(“high,” “low”) grades are used to indicate the relative standing of a credit within a particular rating category. The lack of one of these designations indicates a rating which is essentially in the middle of the category. Note that “high” and “low” grades are not used for the AAA category.

DESCRIPTION OF INSURANCE RATINGS

Moody’s

Insurance Financial Strength Ratings

These ratings represent Moody’s opinions of the ability of insurance companies to pay punctually senior policyholder claims and obligations.

Aaa	Insurance companies rated in this category offer exceptional financial security. While the credit profile of these companies is likely to change, such changes as can be visualized are most unlikely to impair their Fundamentally strong position.

Aa	These insurance companies offer excellent financial security. Together with the Aaa group, they constitute what are generally known as high grade companies. They are rated lower than Aaa companies because long-term risks appear somewhat larger.

A	Insurance companies rated in this category offer good financial security. However, elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa	Insurance companies rated in this category offer adequate financial security. However, certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

Ba	Insurance companies rated in this category offer questionable financial security. Often the ability of these companies to meet policyholder obligations may be very moderate and thereby not well safeguarded in the future.

B	Insurance companies rated in this category offer poor financial security. Assurance of punctual payment of policyholder obligations over any long period of time is small.

Caa	Insurance companies rated in this category offer very poor financial security. They may be in default on their policyholder obligations or there may be present elements of danger with respect to punctual payment of policyholder obligations and claims.

Ca	Insurance companies rated in this category offer extremely poor financial security. Such companies are often in default on their policyholder obligations or have other marked shortcomings.

C	Insurance companies rated in this category are the lowest rated class of insurance company and can be regarded as having extremely poor prospects of ever offering financial security.

Short-Term Insurance Financial Strength Ratings

These ratings represent Moody’s opinions of the ability of the insurance company to repay punctually its short-term senior policyholder claims and obligations. The ratings apply to senior policyholder obligations that mature or are payable within one year or less.

Specific obligations are considered unrated unless individually rated because the standing of a particular insurance obligation would depend on an assessment of its relative standing under those laws governing both the obligation and the insurance company.

P-1	Insurers (or supporting institutions) rated Prime-1 have a superior ability for repayment of senior short-term policyholder claims and obligations.

P-2	Insurers (or supporting institutions) rated Prime-2 have a strong ability for repayment of senior short-term policyholder claims and obligations.

P-3	Insurers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term policyholder claims and obligations.

NP	Insurers (or supporting institutions) rated Not Prime (NP) do not fall within any of the Prime rating categories.

S&P

An insurer rated “BBB” or higher is regarded as having financial security characteristics that outweigh any vulnerabilities, and is highly likely to have the ability to meet financial commitments.

AAA	Extremely Strong financial security characteristics. “AAA” is the highest Insurer Financial Strength Rating assigned by Standard & Poor’s.

AA	Very Strong financial security characteristics, differing only slightly from those rated higher.

A	Strong financial security characteristics, but is somewhat more likely to be affected by adverse business conditions than are insurers with higher ratings.

BBB	Good financial security characteristics, but is more likely to be affected by adverse business conditions than are higher rated insurers.

An insurer rated “BB” or lower is regarded as having vulnerable characteristics that may outweigh its strengths. “BB” indicates the least degree of vulnerability within the range; “CC” the highest.

BB	Marginal financial security characteristics. Positive attributes exist, but adverse business conditions could lead to insufficient ability to meet financial commitments.

B	Weak financial security characteristics. Adverse business conditions will likely impair its ability to meet financial commitments.

CCC	Very Weak financial security characteristics, and is dependent on favorable business conditions to meet financial commitments.

CC	Extremely Weak financial security characteristics and is likely not to meet some of its financial commitments.

R	An insurer rated R is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision, the regulators may have the power to favor one class of obligations over others or pay some obligations and not others. The rating does not apply to insurers subject only to nonfinancial actions such as market conduct violations.

NR	Not Rated, which implies no opinion about the insurer’s financial security.

Plus (+) or minus (-) Following ratings from “AA” to “CCC” show relative standing within the major rating categories.

Fitch

Insurer Financial Strength Ratings

A Fitch insurer financial strength rating (“IFS rating”) provides an assessment of the financial strength of an insurance organization, and its capacity to meet senior obligations to policyholders and contractholders on a timely basis. The IFS rating is assigned to the insurance organization itself, and no liabilities or obligations of the insurer are specifically rated unless otherwise stated (for example, Fitch may separately rate the debt obligations of an insurer). The IFS rating can be assigned to insurance and reinsurance companies in all insurance sectors, including the life & health, property & casualty, mortgage, financial guaranty and title insurance sectors, as well as managed care companies such as health maintenance organizations.

The IFS rating uses the same ratings scale and symbols used by Fitch for its international ratings of long-term debt obligations and issuers. However, the definitions associated with the ratings reflect the unique aspects of the IFS rating within an insurance industry context. Ratings in the ‘AA’ through ‘CCC’ categories may be amended with a plus or minus sign to show relative standing within the major rating category. Ratings of ‘BBB-’ and higher are considered to be “Secure”, and those of ‘BB+’ and lower are considered to be “Vulnerable”.

AAA	EXCEPTIONALLY STRONG. Companies assigned this highest rating are viewed as possessing exceptionally strong capacity to meet policyholder and contract obligations. For such companies, risk factors are minimal and the impact of any adverse business and economic factors is expected to be extremely small.

AA	VERY STRONG. Companies are viewed as possessing very strong capacity to meet policyholder and contract obligations. Risk factors are modest, and the impact of any adverse business and economic factors is expected to be very small.

A	STRONG. Companies are viewed as possessing strong capacity to meet policyholder and contract obligations. Risk factors are moderate, and the impact of any adverse business and economic factors is expected to be small.

BBB	GOOD. Companies are viewed as possessing good capacity to meet policyholder and contract obligations. Risk factors are somewhat high, and the impact of any adverse business and economic factors is expected to be material, yet manageable.

BB	Moderately Weak. Companies are viewed as moderately weak with an uncertain capacity to meet policyholder and contract obligations. Though positive factors are present, overall risk factors are high, and the impact of any adverse business and economic factors is expected to be significant.

B	Weak. Companies are viewed as weak with a poor capacity to meet policyholder and contract obligations. Risk factors are very high, and the impact of any adverse business and economic factors is expected to be very significant.

CCC, CC, C	Very Weak. Companies rated in any of these three categories are viewed as very weak with a very poor capacity to meet policyholder and contract obligations. Risk factors are extremely high, and the impact of any adverse business and economic factors is expected to be insurmountable. A ‘CC’ rating indicates that some form of insolvency or liquidity impairment appears probable. A ‘C’ rating signals that insolvency or a liquidity impairment appears imminent.

DDD, DD, D	Distressed. These ratings are assigned to companies that have either failed to make payments on their obligations in a timely manner, are deemed to be insolvent, or have been subjected to some form of regulatory intervention. Within the ‘DDD’-’D’ range, those companies rated ‘DDD’ have the highest prospects for resumption of business operations or, if liquidated or wound down, of having a vast majority of their obligations to policyholders and contractholders ultimately paid off, though on a delayed basis (with recoveries expected in the range of 90-100%). Those rated ‘DD’ show a much lower likelihood of ultimately paying off material amounts of their obligations in a liquidation or wind down scenario (in a range of 50-90%). Those rated ‘D’ are ultimately expected to have very limited liquid assets available to Funds obligations, and therefore any ultimate payoffs would be quite modest (at under 50%).

Short-Term Insurer Financial Strength Ratings

Fitch will only assign a ST-IFS rating to insurers that also have been assigned an IFS rating. Currently, ST-IFS ratings are used primarily by U.S. life insurance companies that sell short-term Funding agreements.

The ST-IFS rating uses the same international ratings scale used by Fitch for short-term debt and issuer ratings. Ratings of ‘F1’, ‘F2’ and ‘F3’ are considered to be “Secure”, while those of ‘B’ and below are viewed as “Vulnerable”.

F1	STRONG. Insurers are viewed as having a strong capacity to meet their near-term obligations. When an insurer rated in this rating category is designated with a (+) sign, it is viewed as having a very strong capacity to meet near-term obligations.

F2	MODERATELY STRONG. Insurers are viewed as having a moderately strong capacity to meet their near-term obligations.

F3	MODERATE. Insurers are viewed as having a moderate capacity to meet their near-term obligations, and a near-term adverse change in business or economic factors would likely move the insurer to a ‘vulnerable’ rating category.

B	WEAK. Insurers are viewed as having a weak capacity to meet their near-term obligations.

C	VERY WEAK. Insurers are viewed as having a very weak capacity to meet their near-term obligations.

D	DISTRESSED. Insurers have either been unable to meet near-term obligations, or the failure to meet such obligations is imminent.

DESCRIPTION OF SHORT-TERM MUNICIPAL BOND RATINGS

Moody’s

Moody’s ratings for short-term municipal obligations are designated “Moody’s Investment Grade (“MIG”) or “Variable Moody’s Investment Grade” (“VMIG”), in the case of variable rate demand obligations (“VRDOs”). For VRDOs, a two-component rating is assigned. The first element represents an evaluation of the degree of risk associated with scheduled principal and interest payments, and the other represents an evaluation of the degree of risk associated with the demand feature. The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. MIG ratings terminate at the retirement of the obligation while VMIG rating expiration will be a function of each issue’s specific structural or credit features. Those short-term obligations that are of speculative quality are designated SG.

MIG1/VMIG1	Superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

MIG2/VMIG2	Strong credit quality. Margins of protection are ample although not so large as in the preceding group.

MIG3/VMIG3	Acceptable credit quality. Liquidity and cash flow protection may be narrow and marketing access for refinancing is likely to be less well established.

SG	Speculative quality. Debt instruments in this category lack margins of protection.

S&P

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

SP-1	Strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2	Satisfactory capacity to pay principal and interest.

SP-3	Speculative capacity to pay principal and interest.

DESCRIPTION OF PREFERRED STOCK RATINGS

Moody’s

aaa	Top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa	High-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

a	Upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the “aaa” and “aa” classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa	Medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba	Considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b	Lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa	Likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

ca	Speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

c	Lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each rating classification; the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Dominion

Preferred Share Rating Scale

Pfd-1	Preferred shares rated “Pfd-1” are of superior credit quality, and are supported by entities with strong earnings and balance sheet characteristics. “Pfd-1” generally corresponds with companies whose senior bonds are rated in the “AAA” or “AA” categories. As is the case with all rating categories, the relationship between senior debt ratings and preferred share ratings should be understood as one where the senior debt rating effectively sets a ceiling for the preferred shares issued by the entity. However, there are cases where the preferred share rating could be lower than the normal relationship with the issuer’s senior debt rating.

Pfd-2	Preferred shares rated “Pfd-2” are of satisfactory credit quality. Protection of dividends and principal is still substantial, but earnings, the balance sheet, and coverage ratios are not as strong as Pfd-1 rated companies. Generally, “Pfd-2” ratings correspond with companies whose senior bonds are rated in the “A” category.

Pfd-3	Preferred shares rated “Pfd-3” are of adequate credit quality. While protection of dividends and principal is still considered acceptable, the issuing entity is more susceptible to adverse changes in financial and economic conditions, and there may be other adversities present which detract from debt protection. “Pfd-3” ratings generally correspond with companies whose senior bonds are rated in the higher end of the “BBB” category.

Pfd-4	Preferred shares rated “Pfd-4” are speculative, where the degree of protection afforded to dividends and principal is uncertain, particularly during periods of economic adversity. Companies with preferred shares rated “Pfd-4” generally coincide with entities that have senior bond ratings ranging from the lower end of the “BBB” category through the “BB” category.

Pfd-5	Preferred shares rated “Pfd-5” are highly speculative and the ability of the entity to maintain timely dividend and principal payments in the future is highly uncertain. The “Pfd-5” rating generally coincides with companies with senior bond ratings of “B” or lower. Preferred shares rated “Pfd-5” often have characteristics which, if not remedied, may lead to default.
“D”	This category indicates preferred shares that are in arrears of paying either dividends or principal.

(“high”, “low”) grades are used to indicate the relative standing of a credit within a particular rating category. The lack of one of these designations indicate a rating that is essentially in the middle of the category. In order to alert subscribers to the fact that in a default situation there is a potentially higher risk of loss with a non-cumulative security, Dominion uses the “n” designation. This method essentially alerts subscribers to the potential risk that would arise in a default scenario without penalizing the base rating, where the key focus is to measure credit risk and the likelihood of default. Dominion has chosen to provide the same type of alert for hybrid instruments using the “y” designation.

APPENDIX B

Investment Practices	The Underlying Funds invest in a variety of securities and employ a number of investment techniques. Each security and technique involves certain risks. What follows is a list of some of the securities and techniques utilized by the Underlying Funds, as well as the risks inherent in their use. For a more complete discussion, see the Statement of Additional Information. Following the table is a more complete discussion of risk.

FUND NAME	FUND CODE
100% U.S. Treasury Securities Money Market Fund	1
Asia Equity Fund	2
Bond Fund	3
Capital Growth Fund	4
Core Bond Fund	5
Core Plus Bond Fund	6
Disciplined Equity Fund	7
Diversified Mid Cap Growth Fund	8
Diversified Mid Cap Value Fund	9
Dynamic Small Cap Fund	10
Emerging Markets Debt Fund	11
Emerging Markets Equity Fund	12
Enhanced Income Fund	13
Equity Income Fund	14
Equity Index Fund	15
Federal Money Market Fund	16
Global Strategic Income Fund	17
Government Bond Fund	18
Growth Advantage Fund	19
Growth and Income Fund	20
High Yield Bond Fund	21
Highbridge Statistical Market Neutral Fund	22
Intermediate Bond Fund	23
International Equity Fund	24
International Equity Index Fund	25
International Growth Fund	26
International Opportunities Fund	27
International Value Fund	28
Intrepid America Fund	29
Intrepid Multi Cap Fund	30
Intrepid European Fund	31
Intrepid Growth Fund	32
Intrepid International Fund	33

Intrepid Long/Short Fund	34
Intrepid Mid Cap Fund	35
Intrepid Value Fund	36
Japan Fund	37
Large Cap Growth Fund	38
Large Cap Value Fund	39
Liquid Assets Money Market Fund	40
Market Expansion Index Fund	41
Market Neutral Fund	42
Micro Cap Fund	43
Mid Cap Value Fund	44
Mid Cap Equity Fund	45
Mortgage-Backed Securities Fund	46
Multi-Cap Market Neutral Fund	47
Prime Money Market Fund	48
Real Return Fund	49
Realty Income Fund	50
Short Term Bond Fund	51
Short Term Bond Fund II	52
Small Cap Core Fund	53
Small Cap Equity Fund	54
Small Cap Growth Fund	55
Small Cap Value Fund	56
Treasury & Agency Fund	57
U.S. Equity Fund	58
U.S. Government Money Market Fund	59
U.S. Large Cap Core Plus Fund	60
U.S. Real Estate Fund	61
U.S. Small Company Fund	62
U.S. Treasury Plus Money Market Fund	63
Ultra Short Term Bond Fund	64
Undiscovered Managers Behavior Growth Fund	65
Undiscovered Managers Behavioral Value Fund	66
Undiscovered Managers Small Cap Growth Fund	67
Value Advantage Fund	68

Instrument	Fund Code	Risk Type
Adjustable Rate Mortgage Loans (ARMs): Loans in a mortgage pool which provide for a fixed initial mortgage interest rate for a specified period of time, after which the rate may be subject to periodic adjustments.	3-6, 11-13, 17, 18, 21, 23, 24, 29, 30, 32, 36, 42, 44, 46, 49, 51, 52, 54, 57, 58, 64	Prepayment Market Credit Regulatory

Asset-Backed Securities: Securities secured by company receivables, home equity loans, truck and auto loans, leases, credit card receivables and other securities backed by other types of receivables or other assets.	3-6, 11-13, 17, 21, 23, 24, 29, 30, 32, 33, 35, 36, 40, 42, 44, 46, 48- 52, 54, 56, 58, 64	Prepayment Market Credit Regulatory

Bankers’ Acceptances: Bills of exchange or time drafts drawn on and accepted by a commercial bank. Maturities are generally six months or less.	4-6, 8, 9, 11-15, 17, 21-25, 29, 30, 32, 35, 36, 38-41, 44, 46-52, 54-56, 58, 64	Credit Liquidity Market

Call and Put Options: A call option gives the buyer the right to buy, and obligates the seller of the option to sell, a security at a specified price at a future date. A put option gives the buyer the right to sell, and obligates the seller of the option to buy, a security at a specified price at a future date. The Underlying Funds will sell only covered call and secured put options.	4-6, 8, 9, 11, 14, 15, 18, 21, 23, 25, 29, 30, 32, 35, 36, 38, 39, 41, 44, 46, 50, 54- 56, 58, 64	Management Liquidity Credit Market Leverage

Certificates of Deposit: Negotiable instruments with a stated maturity.	3-6, 8, 9, 11-15, 17, 21-25, 29, 30, 32, 35, 36, 38-42, 44, 46-52, 54-56, 58, 61, 64	Market Credit Liquidity

Commercial Paper: Secured and unsecured short-term promissory notes issued by corporations and other entities. Maturities generally vary from a few days to nine months.	3-6, 8, 9, 11-15, 17, 21- 25, 29, 30, 32, 35, 36, 38-42, 44, 46-52, 54-56, 58, 61, 64	Credit Liquidity Market

Instrument	Fund Code	Risk Type
Common Stock: Shares of ownership of a company.	2, 4, 7-12, 14, 15, 19-22, 24-39, 41- 47, 53-56, 58, 60-62, 65-68	Market

Convertible Securities: Bonds or preferred stock that can convert to common stock.	2-15, 17, 19-39, 41, 43- 46, 50, 51, 53-56, 58, 60-62, 64, 68	Market Credit

Corporate Debt Securities: Corporate bonds and non-convertible debt securities.	3-6, 11-13, 17, 21, 23, 24, 29, 30, 32, 36, 38, 44, 46, 49, 51, 52, 54, 58, 64	Market Credit

Currency Futures and Related Options: An Underlying Fund may engage in transactions in financial futures and related options, which are generally described below. An Underlying Fund will enter into these transactions in foreign currencies for hedging purposes only.	6, 25, 44, 50, 58	Management Liquidity Credit Market Political Leverage Foreign Investment

Demand Features: Securities that are subject to puts and standby commitments to purchase the securities at a fixed price (usually with accrued interest) within a fixed period of time following demand by a Fund.	6, 21, 23, 40, 46, 64	Market Liquidity Management

Exchange-Traded Funds: Ownership in unit investment trusts, depositary receipts, and other pooled investment vehicles that hold a portfolio of securities or stocks designed to track the price performance and dividend yield of a particular broad based, sector or international index. Exchange-traded funds or ETFs include a wide range of investments such as iShares, Standard and Poor’s Depository Receipts (SPDRs), and NASDAQ 100’s. The Equity Index Fund invests only in SPDRs and other ETFs that track the S&P 500.	4, 7-10, 14, 15, 19, 20, 22, 25, 29, 30, 32, 35, 36, 38, 39, 41, 43-45, 47, 53, 55, 56, 58, 60, 62, 68	Market

Instrument	Fund Code	Risk Type
Extendable Commercial Notes: Variable rate notes which normally mature within a short period of time (e.g., one month) but which may be extended by the issuer for a maximum maturity of 13 months.	40	Market Credit Liquidity

Fixed Rate Mortgage Loans: Investments in fixed rate mortgage loans or mortgage pools which bear simple interest at fixed annual rates and have short- to long-term final maturities.	3-6, 13, 17, 18, 21, 23, 29, 30, 32, 36, 44, 46, 49, 51, 52, 54, 57, 58, 64	Credit Prepayment Regulatory Market

Foreign Securities: Securities issued by foreign companies, as well as commercial paper of foreign issuers and obligations of foreign banks, overseas branches of U.S. banks and supranational entities. Includes American Depositary Receipts, Global Depositary Receipts, American Depositary Securities and European Depositary Receipts.	2-6, 8, 9, 11-15, 17, 21, 23-33, 35-42, 44, 46-52, 54-56, 58, 61, 64	Market Political Liquidity Foreign Investment

Forward Foreign Exchange Transactions: Contractual agreement to purchase or sell one specified currency for another currency at a specified future date and price. An Underlying Fund will enter into forward foreign exchange transactions for hedging purposes only.	3, 6, 8, 11, 13, 17, 25, 44, 49, 51, 58	Management Liquidity Credit Market Political Leverage Foreign Investment

Futures and Related Options: A contract providing for the future sale and purchase of a specified amount of a specified security, class of securities, or an index at a specified time in the future and at a specified price.	2, 4-7, 9, 10-12, 14, 15, 18-39, 41-46, 50, 53-56, 58, 60-62, 64, 68	Management Market Credit Liquidity Leverage

Inverse Floating Rate Instruments: Floating rate debt instruments with interest rates that reset in the opposite direction from the market rate of interest to which the inverse floater is indexed.	4-6, 18, 21, 23, 29, 30, 32, 36, 44, 46, 54, 64	Market Leverage Credit

Investment Company Securities: Shares of other mutual funds, including JPMorgan money market funds and shares of other money market mutual funds for which JPMorgan Investment Advisors or its affiliates serve as investment adviser or administrator. The Government Bond Fund will purchase only shares of investment companies which invest exclusively in U.S. Treasury and other agency obligations. JPMorgan Investment Advisors will waive certain fees when investing in funds for which it serves as investment adviser, to the extent required by law.	3-15, 17-25, 29, 30, 32, 34-36, 38-47, 49-62, 64, 68	Market

Instrument	Fund Code	Risk Type
Loan Participations and Assignments: Participations in, or assignments of all or a portion of loans to corporations or to governments of less developed countries (LDCs).	5, 6, 11, 21, 23, 46, 64	Credit Political Foreign Investment Market Liquidity

Mortgage-Backed Securities: Debt obligations secured by real estate loans and pools of loans. These include collateralized mortgage obligations (CMOs) and Real Estate Mortgage Investment Conduits (REMICs).	3-7, 10, 12, 13, 17-21, 23, 24, 27- 30, 32, 34- 36, 40, 42- 46, 49, 51- 54, 57-60, 62, 64-67	Prepayment Market Credit Regulatory Leverage

Mortgage Dollar Rolls: A transaction in which an Underlying Fund sells securities for delivery in a current month and simultaneously contracts with the same party to repurchase similar but not identical securities on a specified future date.	3-6, 12, 13, 17-21, 23, 24, 29, 30, 32, 35, 36, 43, 44, 46, 49, 51, 52, 54, 57, 64	Prepayment Market Regulatory Leverage

Municipal Bonds: Securities issued by a state or political subdivision to obtain funds for various public purposes. Municipal bonds include private activity bonds and industrial development bonds, as well as General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Project Notes, other short-term tax-exempt obligations, municipal leases, and obligations of municipal housing authorities and single family revenue bonds.	3-6, 11-13, 17, 21, 23, 24, 40, 46, 48, 49, 51, 52, 54, 64	Market Credit Political Regulatory Tax

New Financial Products: New options and futures contracts, and other financial products continue to be developed and the Fund may invest in such options, contracts and products.	5, 6, 8, 9, 14, 15, 18, 21, 23, 25, 35, 38, 39, 41, 46, 55, 56, 61, 64	Management Credit Market Liquidity

Obligations of Supranational Agencies: Obligations of supranational agencies which are chartered to promote economic development and are supported by various governments and governmental agencies.	3, 5, 6, 11-13, 17, 21, 23-26, 31, 35, 37, 44, 49-51, 56-58, 64	Credit Foreign Investment

Instrument	Fund Code	Risk Type
Participation Interests: Interests in municipal securities, including municipal leases, from financial institutions such as commercial and investment banks, savings and loan associations and insurance companies. These interests may take the form of participations, beneficial interests in a trust, partnership interests or any other form of indirect ownership that allows the Funds to treat the income from the investment as exempt from federal income tax.	3, 4, 13, 17, 40, 49, 51, 52, 54	Credit Tax

Preferred Stock: A class of stock that generally pays a dividend at a specified rate and has preference over common stock in the payment of dividends and in liquidation.	2, 4-10, 12, 14, 15, 19-39, 41, 43-47, 50, 53- 56, 60-62, 68	Market

Real Estate Investment Trusts (REITs): Pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interest.	3-6, 8-10, 13-15, 17, 19, 21, 23- 25, 29, 30, 32, 34-36, 38, 39, 41, 43, 44, 46, 47, 49, 51-56, 61, 62	Liquidity Management Market Prepayment Tax Regulatory

Repurchase Agreements: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date. This is treated as a loan.	2-15, 17-27, 29- 32, 34-68	Credit Market Liquidity

Restricted Securities: Securities not registered under the Securities Act of 1933, such as privately placed commercial paper and Rule 144A securities.	4-6, 8, 9, 14, 15, 21, 23, 25, 29, 30, 32, 35, 36, 38-41, 44, 46, 47, 50, 54-56, 58, 61, 64	Liquidity Market

Reverse Repurchase Agreements: The sale of a security and the simultaneous commitment to buy the security back at an agreed upon price on an agreed upon date. This is treated as a borrowing by an Underlying Fund.	3-6, 8, 9, 11-15, 17, 18, 21, 23-25, 29, 30, 32, 35, 36, 38- 42, 44, 46-49, 51, 52, 54-58, 63, 64	Market Leverage

Securities Lending: The lending of up to 33 1/3% of an Underlying Fund’s total assets. In return, the Underlying Fund will receive cash, other securities and/or letters of credit as collateral.	1, 4-6, 8, 9, 11, 14, 15, 18, 21, 23-25, 29, 30, 32, 35, 36, 38- 42, 44, 46, 50, 54-58, 61, 64-67	Credit Market Leverage

Instrument	Fund Code	Risk Type
Short-term Funding Agreements: Agreements issued by banks and highly rated U.S. insurance companies such as Guaranteed Investment Contracts (GICs) and Bank Investment Contracts (BICs).	2, 5, 6, 21, 23, 40, 46, 48, 64	Credit Liquidity Market

Stripped Mortgage-Backed Securities: Derivative multi-class mortgage securities usually structured with two classes of shares that receive different proportions of the interest and principal from a pool of mortgage-backed obligations. These include IOs and POs.	3-7, 10, 12, 13, 17-21, 23, 27-30, 34-36, 42-46, 51-54, 58, 60, 62, 64	Prepayment Market Credit Regulatory

Structured Instruments: Debt securities issued by agencies and instrumentalities of the U.S. government, banks, municipalities, corporations and other businesses whose interest and/or principal payments are indexed to foreign currency exchange rates, interest rates, or one or more other referenced indices.	4-6, 12, 14, 18, 21, 23, 25, 38, 39, 41, 44, 46, 50, 54-57, 64	Market Management Liquidity Credit Foreign Investment

Swaps, Caps and Floors: An Underlying Fund may enter into these transactions to manage its exposure to changing interest rates and other factors. Swaps involve an exchange of obligations by two parties. Caps and floors entitle a purchaser to a principal amount from the seller of the cap or floor to the extent that a specified index exceeds or falls below a predetermined interest rate or amount.	2-15, 17-27, 29-39, 41-46, 49, 51, 53- 56, 58, 60, 62, 64, 68	Market Management Credit Liquidity

Time Deposits: Non-negotiable receipts issued by a bank in exchange for the deposit of funds.	4-6, 8, 9, 11, 12, 15, 21, 23-25, 29, 30, 32, 35, 36, 38-42, 44, 46-49, 54-56, 58, 61, 64	Liquidity Credit Market

Treasury Receipts: TRs, TIGRs and CATS.	5, 6, 8, 9, 14, 15, 21, 23, 25, 35, 38, 39, 41, 46, 47, 55, 56, 61, 64	Market

U.S. Government Agency Securities: Securities issued by agencies and instrumentalities of the U.S. government. These include all types of securities issued by Ginnie Mae, Fannie Mae, and Freddie Mac including funding notes and subordinated benchmark notes.	3-30, 32, 34- 62, 64	Market Govt Securities Credit

Instrument	Fund Code	Risk Type
U.S. Treasury Obligations: Bills, notes, bonds, STRIPS, and CUBES.	1, 3-6, 8, 9, 11-18, 21, 23- 25, 29, 30, 32, 35, 36, 38-42, 44, 46-52, 54-59,61, 63-67	Market

Variable and Floating Rate Instruments: Obligations with interest rates which are reset daily, weekly, quarterly or some other period and which may be payable to the Underlying Fund on demand.	4-6, 8, 9, 11, 14, 15, 18, 21-23, 25, 29, 30, 32, 35, 36, 38-41, 44, 46, 47, 54- 57, 59, 61, 64	Market Credit Liquidity

Warrants and Rights: Securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price.	2, 4, 6, 7, 10-12, 15, 19-22, 24- 39, 41-45, 47, 53-56, 58, 60- 62, 68	Market Credit

When-Issued Securities and Forward Commitments: Purchase or contract to purchase securities at a fixed price for delivery at a future date.	5, 6, 8, 9, 11, 12, 14, 15, 18, 21, 23-25, 29, 30, 32, 35, 36, 38-42, 44, 46, 50, 55-59, 63, 64	Market Leverage Liquidity Credit

Zero Coupon Debt Securities: Bonds and other debt that pay no interest, but are issued at a discount from their value at maturity. When held to maturity, their entire return equals the difference between their issue price and their maturity value.	3, 5, 6, 11, 13, 17, 18, 21, 23, 25, 29, 30, 32, 35, 36, 46, 49, 51, 52, 56, 57, 64	Credit Market Zero Coupon

Zero-Fixed-Coupon Debt Securities: Zero-coupon debt securities that convert on a specified date to interest-bearing debt securities.	5, 6, 18, 21, 23, 46, 49, 57, 64	Credit Market Zero Coupon

Investment Risks	Below is a more complete discussion of the types of risks inherent in the securities and investment techniques listed above. Because of these risks, the value of the securities held by the Underlying Funds may fluctuate, as will the value of the Fund’s investments in the Underlying Funds. Ultimately, the value of your investment will be affected. Certain investments are more susceptible to these risks than others.

	•	Credit Risk. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Credit risk is generally higher for non-investment grade securities. The price and liquidity of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises.

	•	Foreign Investment Risk. The risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk.

	•	Government Securities Risk. The Funds may invest in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (such as Fannie Mae, Ginnie Mae or Freddie Mac securities). Although U.S. government securities issued directly by the U.S. government are guaranteed by the U.S. Treasury, other U.S. government securities issued by an agency or instrumentality of the U.S. government may not be. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

	•	Leverage Risk. The risk associated with securities or practices that multiply small index or market movements into large changes in value. Leverage is often associated with investments in derivatives, but also may be embedded directly in the characteristics of other securities.

Hedged. When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the Underlying Fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and underlying security, and there can be no assurance that an Underlying Fund’s hedging transactions will be effective.

Speculative. To the extent that a derivative is not used as a hedge, the Underlying Fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative’s original cost.

•	Liquidity Risk. The risk that certain securities may be difficult or impossible to sell at the time and the price that normally prevails in the market. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on fund management or performance. This includes the risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

•	Management Risk. The risk that a strategy used by an Underlying Fund’s management may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks.

•	Market Risk. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. There is also the risk that the current interest rate may not accurately reflect existing market rates. For fixed income securities, market risk is largely, but not exclusively, influenced by changes in interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Finally, key information about a security or market may be inaccurate or unavailable. This is particularly relevant to investments in foreign securities.

•	Political Risk. The risk of losses attributable to unfavorable governmental or political actions, seizures of foreign deposits, changes in tax or trade statutes, and governmental collapse and war.

•	Prepayment Risk. The risk that the principal repayment of a security will occur at an unexpected time, especially that the repayment of a mortgage- or asset-backed security occurs either significantly sooner or later than expected. Changes in prepayment rates can result in greater price and yield volatility. Prepayments generally accelerate when interest rates decline. When mortgage and other obligations are prepaid, an Underlying Fund may have to reinvest in securities with a lower yield. Further, with early prepayment, an Underlying Fund may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.

•	Regulatory Risk. The risk associated with federal and state laws that may restrict the remedies that a lender has when a borrower defaults on loans. These laws include restrictions on foreclosures, redemption rights after foreclosure, federal and state bankruptcy and debtor relief laws, restrictions on “due on sale” clauses, and state usury laws.

•	Tax Risk. The risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which could cause adverse tax consequences. Also, the risk that the tax treatment of municipal or other securities could be changed by Congress thereby affecting the value of outstanding securities.

•	Zero Coupon Risk. The risk associated with changes in interest rates. The market prices of securities structured as zero coupon or pay-in-kind securities are generally affected to a greater extent by interest rate changes. These securities tend to be more volatile than securities that pay interest periodically. This risk is similar to Credit Risk, which is described above.